Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.
Buffalo Funds

5420 W. 61st Place
Shawnee Mission, KS 66205
1-800-49-BUFFALO

June 9, 2008

Dear Buffalo Funds Shareholder:

I am writing to request your consideration and vote on several matters relating to your investment in one or more of the Buffalo Funds.  These matters will be considered at a Special Meeting of Shareholders scheduled for July 22, 2008 (the “Special Meeting”).  The enclosed Notice of Special Meeting and Combined Prospectus and Proxy Statement describe a number of important proposals affecting the Buffalo Funds.  Please review and consider each proposal carefully.

The proposals relate to the approval of: (a) the reorganization of each Buffalo Fund organized as a Maryland corporation into Buffalo Funds, a single Delaware statutory trust; (b) the election of the Funds’ Boards of Directors/Trustees; (c) certain fundamental investment restrictions; (d) and the redesignation of certain fundamental investment objectives and policies to non-fundamental.  The purpose of the proposals is to update the Buffalo Funds’ operational structure, policies and procedures to match the current mutual fund industry environment.

The Boards of Directors/Trustees of Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. (each, a “Maryland Fund,” and, collectively, the “Maryland Funds”) and Buffalo Funds (the “Trust”) have approved these proposals as they apply to each Buffalo Fund, and encourage you to vote “FOR” each proposal.  If you have any questions regarding the proposals to be voted on, please do not hesitate to call 1-866-450-8467, Monday through Friday 9:30 a.m. to 9:00 p.m. Eastern time, or Saturday 10:00 a.m. to 6:00 p.m. Eastern time.  Depending on which Buffalo Fund you own, you may be asked to vote on one or more proposals.  To help you better understand the proposals, we have enclosed a summary of the proposals as well as answers to questions you may have regarding each proposal.

If you are a shareholder of record of one or more Buffalo Funds as of the close of business on June 3, 2008, you are entitled to vote at the Special Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, I encourage you to cast your votes by filling out, signing and returning the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  In the alternative, please call the toll free telephone number on your proxy card, and follow the enclosed instructions, to vote by telephone or follow the instructions on your proxy card to vote by Internet.  You may revoke your proxy before it is voted at the Special Meeting, either by writing to the Buffalo Funds’ Secretary at the address noted in the Combined Prospectus and Proxy Statement or in person at the time of the Special Meeting.  A prior proxy can also be revoked by proxy voting again through the toll-free telephone number listed in the enclosed Voting Instructions.

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Combined Prospectus and Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Prospectus/Proxy Statement, please call 1-800-830-3542.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-830-3542 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Buffalo Funds.

Sincerely,

Buffalo Funds
Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.
Buffalo Funds

By:          /s/ Kent W. Gasaway
Kent W. Gasaway
President

Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.
Buffalo Funds

5420 W. 61st Place
Shawnee Mission, KS 66205
1-800-49-BUFFALO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD July 22, 2008

Buffalo Funds will hold a special meeting of Shareholders (the “Special Meeting”) of Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc., each a Maryland corporation, and Buffalo Funds, a Delaware statutory trust, on behalf of the Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo USA Global Fund, Buffalo International Fund, Buffalo Jayhawk China Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund and Buffalo Science & Technology Fund (each, a “Fund” and, collectively, the “Funds”) on July 22, 2008 at 3:00 p.m. Central time at the offices of U.S Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  At the Special Meeting, you and the other shareholders of the Funds will be asked to consider and vote separately upon the following proposals:

Proposal 1:	Reorganization of the Buffalo Funds currently organized as Maryland corporations into comparable series of the Buffalo Funds, a Delaware statutory trust.
Proposal 2:	The election of the Funds’ Boards of Trustees/Directors.
Proposal 3:	To approve a uniform set of fundamental investment restrictions.
Proposal 4:	Redesignation of certain investment objectives as non-fundamental.
Proposal 5:	Redesignation of certain investment policies and strategies as non-fundamental.
Proposal 6:	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record at the close of business on June 3, 2008, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE YOUR PROXY BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS FOUND ON YOUR PROXY CARD

The Boards of Directors/Trustees recommend that you vote in favor of each proposal.

As a Fund shareholder, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting.  You can submit your proxy vote by: (1) completing, signing, dating and promptly returning the enclosed proxy card in the postage prepaid envelope provided; (2) calling the toll-free telephone number listed on your proxy card; or (3) by following the instructions on your proxy card for voting via the Internet.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is voted at the Special Meeting, either by writing to the Buffalo Funds’ Secretary at the address noted in the Prospectus/Proxy Statement or in person at the time of the Special Meeting.  A prior proxy can also be revoked by proxy voting again through the toll-free telephone number listed in the enclosed Voting Instructions.

By Order of the Board of Directors/Trustees of

Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.
Buffalo Funds

/s/ Rachel A Spearo
Rachel A. Spearo, Secretary
June 9, 2008

Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.
Buffalo Funds

5420 W. 61st Place
Shawnee Mission, KS 66205
1-800-49-BUFFALO

SUMMARY OF PROPOSALS/QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: June 9, 2008

A SUMMARY OF THE PROPOSALS TO HELP YOU UNDERSTAND AND VOTE

Set forth below is a brief overview of the proposals requiring your vote.  Please read the enclosed Combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) for detailed information on the proposals and then vote as soon as possible.

Depending on which Buffalo Fund you own, you may be asked to vote on one or more of the following proposals:

Proposal 1:	Reorganization of the Buffalo Funds currently organized as Maryland corporations into comparable series of the Buffalo Funds, a Delaware statutory trust.
Proposal 2:	The election of the Funds’ Boards of Directors/Trustees.
Proposal 3:	To approve a uniform set of fundamental investment restrictions.
Proposal 4:	Redesignation of certain investment objectives as non-fundamental.
Proposal 5:	Redesignation of certain investment policies and strategies as non-fundamental.
Proposal 6:	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Proposal 1: Reorganization of the Buffalo Funds currently organized as Maryland corporations into comparable series of the Buffalo Funds, a Delaware statutory trust (the “Trust”).

Shareholders in each Fund organized as a Maryland corporation are being asked to approve the reorganization of the Fund into a series of the Trust.  The current Maryland Funds, as newly formed series of the Trust following the reorganization (referred to collectively as the “New Funds” for convenience), will have the same investment objectives, policies, strategies and restrictions,  all of which will reflect any changes resulting from other Proposals contained in this Prospectus/Proxy Statement .  If approved, the Funds will transfer all of their assets and liabilities to the New Funds in return for shares of the New Funds pursuant to an Agreement and Plan of Reorganization (the “Reorganization”).  Finally, the Funds will distribute the shares they receive from the New Funds to their shareholders.  Shareholders of each current Maryland Fund will thus effectively become shareholders of a corresponding New Fund of the same name, (which is a series of the Trust), and each shareholder will hold the same number of shares with the same net asset value as he or she held prior to the Reorganization.  If the Reorganization is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Funds or their shareholders.  Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposal.

Why are the Funds being reorganized into new series of a Delaware statutory trust?

The Reorganization, in which all Funds will be under one Delaware Trust, will provide for greater uniformity among the Funds and increased administrative efficiencies.  As a result, expenses should be lower due to reduced legal, regulatory and administrative costs.  The overall effect is expected to result in a benefit to shareholders.

Which Funds will be reorganized?

If approved by shareholders, the Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds will be reorganized.

Proposal 2: Election of the Funds’ Boards of Directors/Trustees

Shareholders in each of the Funds are being asked to vote on the election of the Boards of Directors/Trustees to oversee the operations of the Funds.  Each individual nominated for election currently serves as a Director/Trustee on the Board, except for Mr. Grant Sarris.  Due to the pending resignation of Mr. Kent Gasaway, a current interested Director/Trustee, the Nominating Committee has nominated Mr. Sarris as a new interested Director/Trustee to fill the vacancy on the Boards that will be created by Mr. Gasaway’s resignation.  The Boards are taking this opportunity to have the Funds’ shareholders approve the election of each Board member, as well as in order to fulfill certain requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).  Please read the enclosed Prospectus/Proxy Statement for additional information regarding Proposal 2 as well as the nominees for the Board.

Who are the Nominees for the Boards of Directors/Trustees?

Gene M. Betts – CFO, Embarq Corp. (current member of the Boards)

Thomas S. Case – Retired (current member of the Boards)

J. Gary Gradinger – Chairman, President and CEO, Golden Star, Inc. (current member of the Boards)

Phillip J. Kennedy – Internship Coordinator and Instructor in the Department of Business Administration, Penn State Shenango (current member of the Boards)

Joseph C. Neuberger – Executive Vice President, U.S. Bancorp Fund Services, LLC (current member of the Boards)

Grant P. Sarris – Portfolio Manager, Kornitzer Capital Management, Inc. (new nominee to the Boards)

Proposal 3: To Approve a Uniform Set of Fundamental Investment Restrictions.

Shareholders are being asked to approve a modification of certain investment restrictions of the Funds.  Please consult the attached Prospectus/Proxy Statement for additional information.

Why are shareholders being asked to approve new fundamental investment restrictions?

Under the regulations of the 1940 Act, fundamental investment restrictions may only be changed or eliminated by approval of a majority of a fund’s shareholders.  Fund shareholders are being asked to approve a uniform set of fundamental investment restrictions because the Funds’ current restrictions are not uniform and are more restrictive than is required by applicable law.  The proposed fundamental investment restrictions will allow the Funds more flexibility in responding to future regulatory, market and industry changes. The Funds do not intend to change any investment objectives, policies or strategies that will allow the Funds to operate differently than they do under the current set of fundamental restrictions.  Any future changes to the Funds’ investment objectives, policies or strategies that may be allowed as a result of the approval of the new set of fundamental restrictions could only be made with the approval of the Boards of Directors/Trustees, acting in accordance with their fiduciary duties and in the best interests of the Funds and their shareholders. Moreover, shareholders would receive at least 30 days prior written notice of any such change. Nevertheless, certain fundamental investment restrictions are proposed to be added, eliminated, changed to non-fundamental or substantively modified for each Fund.  In some instances, the proposed changes constitute a material difference and increased risk could result if a Fund elects to engage in investment techniques or practices that are prohibited under the current fundamental investment restrictions for each Fund.  These differences and possible risks for each Fund are addressed in detail in Section VI: “Summary of Proposed Changes.”

Proposal 4: Redesignation of investment objectives as non-fundamental.

Shareholders of the Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds are being asked to approve a redesignation of the Funds’ investment objectives as non-fundamental.  Because these Funds’ investment objectives, as set forth in the Funds’ Prospectus, are currently treated as fundamental, the Funds cannot make changes to their investment objectives without shareholder approval.  Current law does not require the Funds’ investment objectives to be fundamental.  If the Funds’ investment objectives are redesignated as non-fundamental, any changes will require the prior approval of the Buffalo Funds’ Board s of Directors/ Trustees and 30 days’ prior written notice to the Funds’ shareholders.  By redesignating the Funds’ investment objectives as non-fundamental, the Funds’ investment advisor, with the approval of the Board s of Directors/ Trustees, will have greater flexibility in responding to changes in the market.  The Funds do not expect that any new risks will arise as a result of the redesignation of the investment objectives as non-fundamental, as there will be no changes to the Funds’ investment objectives at this time.  Any future changes to the Funds’ investment objectives that may be allowed as a result of the redesignation could only be made with the approval of the Boards of Directors/Trustees, acting in accordance with their fiduciary duties and in the best interests of the Funds and their shareholders. Moreover, shareholders would receive 30 days prior written notice of any such change.

Proposal 5: Redesignation of investment policies and strategies as non-fundamental.

Shareholders of the Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds are being asked to approve a redesignation of the Funds’ investment policies and strategies as non-fundamental.  Because these Funds’ investment policies and strategies are currently treated as fundamental, the Funds cannot make changes to their investment policies and strategies, as outlined in the Funds’ Prospectus, without shareholder approval.  Current law does not require the Funds’ investment policies and strategies to be fundamental.  If the Funds’ investment policies and strategies are redesignated as non-fundamental, any changes will require the prior approval of the Buffalo Funds’ Board s of Directors/ Trustees and notice to the Funds’ shareholders.  By redesignating the Funds’ investment policies and strategies as non-fundamental, the Funds’ investment advisor, with the approval of the Board s of Directors/ Trustees, will have greater flexibility in responding to changes in the market.  No new investment risks will arise as a result of the redesignation of investment policies and strategies as non-fundamental, as there will be no changes to the Funds’ investment policies and strategies at this time.  Any future changes to the Funds’ investment strategies or policies that may be allowed as a result of the redesignation could only be made with the approval of the Boards of Directors/Trustees, acting in accordance with their fiduciary duties and in the best interests of the Funds and their shareholders. Providing the Board of Directors/Trustees of each Fund with the flexibility to make changes in policies and strategies, which were previously subject to shareholder vote, would result in materially greater risk that the Fund may make strategy or policy changes in the future with which a shareholder does not agree.

Will any of the Funds’ investment policies change as a result of the redesignation from fundamental to non-fundamental?

The investment policies and strategies of the Funds will stay the same for all Funds unless a particular Fund’s Board of Directors/Trustees approves a change in the future. No change in the manner in which the Funds are operated is planned or anticipated.

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Who is asking for my vote?

The following Boards of Directors/Trustees are asking for your vote at the Special Shareholder Meeting scheduled for July 22, 2008 (the “Special Meeting”), on behalf of each of the Buffalo Funds, as listed below:

•	the Board of Directors of Buffalo Balanced Fund, Inc.

•	the Board of Directors of Buffalo High Yield Fund, Inc.

•	the Board of Directors of Buffalo Large Cap Fund, Inc.

•	the Board of Directors of Buffalo Small Cap Fund, Inc.

•	the Board of Directors of Buffalo USA Global Fund, Inc.

•
the Board of Trustees of Buffalo Funds, on behalf of its series, the Buffalo International Fund, the Buffalo Jayhawk China Fund, the Buffalo Micro Cap Fund, the Buffalo Mid Cap Fund and the Buffalo Science & Technology Fund.

On what proposals am I being asked to vote?

Depending on which Fund(s) you own, you may be asked to vote on one or more of the following proposals:

Proposal 1:	Reorganization of the Funds currently organized as Maryland corporations into comparable series of the Buffalo Funds, a Delaware statutory trust.
Proposal 2:	To approve the election the Funds’ Board of Directors/Trustees.
Proposal 3:	To approve a uniform set of fundamental investment restrictions.
Proposal 4:	Redesignation of certain investment objectives as non-fundamental.
Proposal 5:	Redesignation of certain investment policies and strategies as non-fundamental.
Proposal 6:	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

How will the proposals affect my investment in the Fund(s)?

The election of the Funds’ Board of Directors/Trustees will not affect your investment in the Fund(s), as each nominee, except for Mr. Sarris, currently serves as a Director/Trustee on the Boards.  The Reorganization of the Funds organized as separate Maryland corporations into series of the Trust will not affect your investment or the way a Fund is managed.  The Reorganization will allow the Funds to operate more efficiently under a single entity.

The modification of the Funds’ fundamental investment restrictions will create a uniform set of fundamental restrictions for all Funds.  The redesignation of certain Funds’ investment objectives and general investment policies and strategies as non-fundamental will enable the Board to modify the Funds’ investment objectives and policies and strategies in the future, without the delay and expense of a shareholder vote.  Other than the redesignation of certain Funds’ investment objectives, policies and strategies as non-fundamental, the investment objectives, policies and strategies of the Funds will not change.

When would the Reorganization take place?

It is expected that the Reorganization will occur shortly after the Special Meeting of the Shareholders Meeting, including any adjournments thereof.  You will receive notice of any material changes to this date.

Will the Reorganization affect the value of my account with the Funds?

Following the Reorganization, you will be a shareholder of a corresponding new series of the Trust, which will have the same investment objectives, policies, strategies, restrictions and holdings, and the same investment advisor and administrator, as the Fund you currently own.  You will receive shares of the new series equal in value to shares of the Fund you currently hold.  The Reorganization will not affect the value of your account at the time of Reorganization.  The Reorganization is expected to be tax-free to the Funds and their shareholders.

Who will cover the costs of the Reorganization?

Kornitzer Capital Management, Inc., the investment advisor to the Funds (the “Advisor”) , and US Bancorp Fund Services, LLC, the Funds’ administrator, will share all ordinary costs and expenses of the Reorganization.

Who is eligible to vote?

Shareholders of record as of the close of business on June 3, 2008 (the “Record Date”) are entitled to vote at the Special Meeting.  Shareholders may only vote on proposals that affect the Fund(s) in which they hold shares as of the Record Date.

How do the Directors/Trustees recommend that I vote?

The Directors/Trustees unanimously recommend that you vote “For” each of the proposals.

I am a small investor.  Why should I bother to vote?

Your vote makes a difference.  If other shareholders like you fail to vote, a Fund may not receive enough votes to go forward with the Special Meeting.  If this happens, the reorganization of that Fund and the implementation of the other proposals would be delayed, and we may need to solicit votes again.

How do I cast my vote?

You may use the enclosed postage-paid envelope to return your proxy card.  You may also vote by telephone or over the Internet.  Please follow the enclosed instructions to use these methods of voting.

Where can I obtain additional information about these proposals?

Each of the proposals is discussed in more detail in the enclosed Prospectus/Proxy Statement, which we encourage you to read.

Who do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation.  Please call 1-866-450-8467, Monday through Friday 9:30 a.m. to 9:00 p.m. Eastern time, or Saturday 10:00 a.m. to 6:00 p.m. Eastern time.

_________________________________________

COMBINED PROSPECTUS AND PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 22, 2008

PROSPECTUS FOR:

Buffalo Funds, on behalf of its series:
Buffalo Balanced Fund
Buffalo High Yield Fund
Buffalo Large Cap Fund
Buffalo Small Cap Fund
Buffalo USA Global Fund

PROXY STATEMENT FOR:

Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.
Buffalo Funds

5420 W. 61st Place
Shawnee Mission, KS 66205
1-800-49-BUFFALO

_________________________________________

This  Combined Statement (“Prospectus/Proxy Statement”) is being sent to you by the Boards of Directors/Trustees of Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., each a Maryland corporation (the “Maryland Fund(s)”) and Buffalo Funds (the “Trust”) on behalf of the following funds (each, a “Fund” and, collectively, the “Funds”) in connection with the solicitation of proxies for use at a special meeting  of shareholders to be held at the offices of the Funds’ administrator, U.S Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202 on July 22, 2008 at 3:00 p.m. Central time (the “Special Meeting”) and at any and all adjournments thereof:

•	Buffalo Balanced Fund, Inc.

•	Buffalo High Yield Fund, Inc.

•	Buffalo Large Cap Fund, Inc.

•	Buffalo Small Cap Fund, Inc.

•	Buffalo USA Global Fund, Inc.

•	Buffalo Funds, on behalf it its series, the Buffalo International Fund, the Buffalo Jayhawk China Fund, the Buffalo Mid Cap Fund, the Buffalo Micro Cap Fund and the Buffalo Science & Technology Fund.

At the Special Meeting, shareholders of each Fund will be asked to consider the following proposals:

	Proposal	Fund/Shareholders Eligible to Vote
1
To approve the reorganization of certain Funds currently organized as Maryland corporations into comparable series of the Buffalo Funds, a Delaware statutory trust (each, a “New Fund,” and collectively the “New Funds”).
Shareholders separately by Fund: Buffalo Balanced Fund, Inc. Buffalo High Yield Fund, Inc. Buffalo Large Cap Fund, Inc. Buffalo Small Cap Fund, Inc. Buffalo USA Global Fund, Inc.
2	To approve the election of the Funds’ Boards of Directors/Trustees.
Shareholders separately by Fund:
Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.

Buffalo Fund Shareholders collectively by Trust:
Buffalo International Fund
Buffalo Jayhawk China Fund
Buffalo Micro Cap Fund
Buffalo Mid Cap Fund
Buffalo Science & Technology Fund

3	To approve a uniform set of fundamental investment restrictions.	Shareholders separately by Fund: All Funds
4	To approve the redesignation of certain Fund’s investment objectives from fundamental to non-fundamental.	Shareholders separately by Fund: Buffalo Balanced Fund, Inc. Buffalo High Yield Fund, Inc. Buffalo Large Cap Fund, Inc. Buffalo Small Cap Fund, Inc. Buffalo USA Global Fund, Inc.
5	To approve the redesignation of certain Fund’s investment policies and strategies from fundamental to non-fundamental	Shareholders separately by Fund: Buffalo Balanced Fund, Inc. Buffalo High Yield Fund, Inc. Buffalo Large Cap Fund, Inc. Buffalo Small Cap Fund, Inc. Buffalo USA Global Fund, Inc.
6	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.	As determined at the Special Meeting.

THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Shareholders who execute proxies may revoke them at any time before they are voted by: writing to the Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin, 53202; in person at the Special Meeting; voting again by telephone; or voting again via the Internet.

The combined Prospectus for the Maryland Funds and the current series of the Trust dated July 30, 2007 has been previously mailed to shareholders, and is incorporated by reference into this Prospectus/Proxy Statement.  Additional information is set forth in the Funds’ Statement of Additional Information relating to this Prospectus/Proxy Statement dated June 9, 2008, which is also incorporated by reference into this Prospectus/Proxy Statement.  Copies of these documents are available upon request and without charge by writing to the Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin, 53202 or by calling 1-800-49-BUFFALO (1-800-492-8332), or by visiting the Funds’ website at www.buffalofunds.com.

The Annual Report to Shareholders of the Funds for the fiscal year ended March 31, 2008, containing audited financial statements, for the Funds, has been previously mailed to shareholder s and is incorporated by reference into this Prospectus/Proxy Statement.  Copies of the Annual Report are available upon request and without charge by writing or calling the Funds at the address or telephone number listed above.  As the New Funds are newly formed series of the Trust, and as of the date of this Prospectus/Proxy Statement have not yet commenced operations, there is no shareholder report available for the New Funds.

This Prospectus/Proxy Statement sets forth the basic information you should know before voting on the proposals.  You should read it and keep it for future reference.

The Funds expect that this Prospectus/Proxy Statement will be mailed to shareholders on or about June 13 , 2008.

Date:  June 9, 2008

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined prospectus and proxy statement.  Any representation to the contrary is a criminal offense.

The shares offered by this combined prospectus and proxy statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

I.		PROPOSAL 1	2
	A.	OVERVIEW OF THE TRANSACTION	2
	B.	BACKGROUND AND REASONS FOR THE REORGANIZATION	4
	C.	INFORMATION ABOUT THE REORGANIZATION	5
	D.	INFORMATION ABOUT THE NEW FUNDS	9
	E.	EXPENSES OF THE REORGANIZATION	33
	F.	SHAREHOLDER APPROVAL	33
II.		PROPOSAL 2	35
	A.	INTRODUCTION	35
	B.	INFORMATION ABOUT THE NOMINEES AND THE BOARDS	35
	C.	SHAREHOLDER APPROVAL	40
III.		PROPOSAL 3	41
	A.	INTRODUCTION	41
	B.	DISCUSSION OF PROPOSAL	42
	C.	SHAREHOLDER APPROVAL	51
IV.		PROPOSAL 4	52
	A.	INTRODUCTION	52
	B.	DISCUSSION OF PROPOSAL	52
	C.	SHAREHOLDER APPROVAL	53
V.		PROPOSAL 5	53
	A.	INTRODUCTION	53
	B.	DISCUSSION OF PROPOSAL	53
	C.	SHAREHOLDER APPROVAL	54
VI.		SUMMARY OF PROPOSED CHANGES IN THE FUNDS	54
	A.	OVERVIEW OF MATERIAL DIFFERENCES AND RISKS	54
	B.	DIFFERENCES BETWEEN THE MARYLAND FUNDS AND THE NEW FUNDS AS A RESULT OF THE PROPOSED CHANGES	57
	C.	SUMMARY OF CHANGES IN INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS	57
VII.		ADDITIONAL INFORMATION ABOUT THE FUNDS	110
	A.	INVESTMENT ADVISOR AND SUB-ADVISOR	110
	B.	SERVICE PROVIDERS	110
	C.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	111
	D.	INDEMNIFICATION	112
	E.	REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS	112
	F.	SHAREHOLDER COMMUNICATIONS	113
	G.	VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS	113
	H.	MANAGEMENT OWNERSHIP OF THE FUNDS	117
	I.	LEGAL MATTERS	118
	J.	EXPERTS	118
	K.	INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	119
	L.	OTHER BUSINESS AND NEXT MEETING OF SHAREHOLDERS	120
VII.		APPENDIX I – Form of Agreement and Plan of Reorganization	121
VIII.		APPENDIX II – Comparison of Maryland Funds and the Trust	135
IX.		APPENDIX III – Form of Investment Advisory Agreement for New Fund(s)	138

I.    PROPOSAL 1

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

APPLICABLE FUNDS:
BUFFALO BALANCED FUND, INC.
BUFFALO HIGH YIELD FUND, INC.
BUFFALO LARGE CAP FUND, INC.
BUFFALO SMALL CAP FUND, INC.
BUFFALO USA GLOBAL FUND, INC.

A.    OVERVIEW OF THE TRANSACTION

General

The following is a summary of more complete information appearing later in this Prospectus/Proxy Statement or incorporated herein.  You should carefully read the entire Prospectus/Proxy Statement, including the form of Agreement and Plan of Reorganization attached as Appendix I.

The purpose of Proposal 1 is to consider and approve an Agreement and Plan of Reorganization (each a “Plan” or collectively, the “Plans”) and the resulting Reorganization of the Buffalo Balanced Fund, Inc. , Buffalo High Yield Fund, Inc. , Buffalo Large Cap Fund, Inc. , Buffalo Small Cap Fund, Inc.  and Buffalo USA Global Funds, Inc. (each a “Maryland Fund,” collectively the “Maryland Funds”) into comparable new series of the Buffalo Funds (the “Trust”), a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  This proposal does not apply to the Buffalo International, Buffalo Jayhawk China, Buffalo Mid Cap, Buffalo Micro Cap or Buffalo Science & Technology Funds because those Funds are existing series of the Trust.

The Boards of Directors of the Maryland Funds, including a majority of the independent directors of each Board, meaning those directors who are not “interested persons” of the Maryland Funds (“Independent Directors”) as that term is defined under the 1940 Act, unanimously recommend that shareholders of each of the Maryland Funds approve the Plan  in the form attached to this Prospectus/Proxy Statement as Appendix I.  Each Maryland Fund is organized under the laws of the State of Maryland.  The Plans call for the reorganization of the Maryland Funds into newly formed series of the Trust (the “Reorganization”) having the same investment objectives, policies, strategies and restrictions.  If Proposal 1 is approved, as of the effective date of the Reorganization, the Trust will have five new series that correspond to each Maryland Fund (each, a “New Fund,” collectively, the “New Funds”).

If the Plan is approved by a Maryland Fund’s shareholders and the Reorganization is consummated for that Fund, the investment objective, strategies, policies and restrictions of the corresponding New Fund will be the same as the original Maryland Fund (except for any changes approved by the Fund’s shareholders in Proposals ; 3, 4 and 5 herein ).  The portfolio securities of each Maryland Fund will be transferred to the corresponding New Fund, and shareholders will own interests in the New Fund that are equivalent to their interests in the corresponding Maryland Fund on the closing date of the Reorganization.  The investment advisor of each New Fund will be the same as the investment advisor for each of the Maryland Funds, pursuant to a management agreement (see Appendix III) having the same terms and conditions as the present investment advisory agreements of the Maryland Funds.  Each New Fund will be managed by the same portfolio management team that managed the corresponding Maryland Fund.  Each New Fund will have the same name as its corresponding Maryland Fund.  The Trustees and officers of the Trust are the same individuals who serve as Directors and officers of the Maryland Funds.  The New Funds will have the same fiscal year end as the Maryland Funds.  Approval of the Plans will constitute approval of the items discussed above and the dissolution and liquidation of the Maryland Funds, including, without limitation, approval of the investment advisory agreements for the New Funds.

Investment Advisor and Portfolio Management Team

The investment advisor of the New Funds following the Reorganization will be the same as the investment advisor of the Maryland Funds.  Furthermore, the same portfolio management team that currently manages a Maryland Fund will manage the corresponding New Fund.

Investment Objectives, Strategies, Policies and Restrictions

Since the New Funds have been created as shell series of the Trust for the purpose of the proposed Reorganization, each New Fund will have the same investment objectives, strategies, policies and restrictions as the corresponding Maryland Fund. If one or more of the Proposals included in this Prospectus/ Proxy are not approved by Maryland Funds’ shareholders, in whole or in part, the investment objectives, strategies, policies and restrictions of the New Funds will be amended accordingly.  No change is expected in the manner in which the New Funds are operated as compared to the corresponding Maryland Fund. The possibility of changes in investment restrictions, objectives and policies proposed for the Maryland Funds and the corresponding New Funds are explained in detail in the discussions of Proposals 3, 4 and 5 in Section VI.

Purchases

The New Funds will adopt the same purchase procedures as the Maryland Funds following the Reorganization.  Purchases of Fund shares may be made by (1) telephone, (2) Internet, (3) mail, (4) wire, (5) through Automatic Monthly Investments, and/or (6) through exchanges from other Funds.  Initial purchases may only be made by written request in “good order,” as described in this Prospectus/Proxy Statement.  Generally, the minimum initial investment is $2,500 for regular accounts and $1,000 for exchanges from another Fund.  Minimum initial investments for other purchases are described later in this Prospectus/Proxy Statement.  Minimum additional investments are $100 for purchases by telephone, Internet, mail, wire, Automatic Monthly Investments and exchanges from other Funds.

Your net asset value (“NAV”) for a purchase will be the next computed NAV after your request is received in good order by a Fund, its agents or an authorized financial intermediary.  All requests received in good order before the close of regular trading on the New York Stock Exchange (the “NYSE”) (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Exchanges

New Fund shares may be exchanged on any business day at their NAV for shares of one or more of the other Funds.  The names and registrations on both accounts must be identical.  The minimum exchange amount required to establish a new Fund account is $1,000. After your accounts are established, exchanges may be made in amounts of $100 or more.

Dividends and Distributions

Each Fund has qualified, or intends to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, a Fund generally pays no federal income tax on the investment income and gains it distributes to you.  The Funds may distribute such investment income and capital gains as determined necessary in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will distribute its investment income or capital gains.  There are no fees or sales charges on reinvestments.

Redemption Procedures

The New Funds will adopt the same redemption procedures as the Maryland Funds following the Reorganization.  Redemptions may be made by telephone or written request.  There is no minimum limit for withdrawal via telephone or written request, but the most you can redeem by telephone is $25,000, provided that you have previously registered for this service.  Written redemption requests must be made in “good order,” as described later in this Prospectus/Proxy Statement.  Redemptions over $25,000 must be made in writing and be signature guaranteed.

You may withdraw proceeds from your account at any time.  Your NAV for a redemption will be the next computed NAV after your request is received by a Fund, its agents or an authorized financial intermediary.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Federal Tax Consequences

As a condition of the Reorganization, the Maryland Funds and the New Funds will receive an opinion of counsel to the effect that the Reorganization, with respect to each Maryland Fund and corresponding New Fund, will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Code.  No gain or loss will be recognized for federal income tax purposes as a result of the Reorganization by the Maryland Funds, the New Funds or the Maryland Funds’ shareholders.

B.    BACKGROUND AND REASONS FOR THE REORGANIZATION

The Boards of Directors believe that the Reorganization is in the best interests of the Maryland Funds and their shareholders, that the terms of the Reorganization are fair and reasonable and that the interests of shareholders of the Maryland Funds will not be diluted as a result of the Reorganization.  The factors considered by the Boards of Directors in approving the Reorganization included, among other things: (1) the investment objectives, policies, strategies and restrictions of each Maryland Fund will be the same as those of each New Fund following the Reorganization, including all changes approved by the Maryland Funds’ shareholders in Proposals 3, 4 and 5; (2) the investment advisor and portfolio managers to the Maryland Funds are the same as the investment advisor and portfolio managers to the New Funds and the terms and conditions of the investment advisory agreements for the New Funds will be the same as the terms and conditions of the investment advisory agreements for the Maryland Funds; (3) the service providers of the Maryland Funds are the same as those of the New Funds, and services to the New Funds will continue in the same manner as currently provided for the Maryland Funds; (4) the Reorganization offers the opportunity for operational efficiencies by simplifying the administrative and regulatory requirements for the Funds and eliminating duplicative regulatory filings and duplicative fixed costs that result from operating the Funds as multiple corporate registrants; and (5) the shareholders will not experience any tax consequences as a result of the proposed reorganization.  The Reorganization will create increased uniformity within the Buffalo Funds family, which already share common directors/trustees, officers and service providers.  This increased uniformity is expected to reduce the costs and resources devoted to compliance with various state and federal laws and to reduce administrative burdens.

The Boards of Directors have determined, after careful analysis, that the reorganization of the  Maryland Funds under the laws of the State of Delaware will not adversely affect the Funds.  Comparisons of the Delaware Statutory Trust Act with the Maryland General Corporation Law, including a comparison of relevant provisions of the governing documents of the Maryland Funds and the Trust, are included in the “Comparison of the Maryland Funds and the Trust” that is attached as Appendix II to this Prospectus/Proxy Statement.

For these reasons, the Boards believe it is in the best interests of shareholders to approve the reorganization of the Maryland Funds into the New Funds.  If approved by shareholders, it is anticipated that the Reorganization will take effect shortly after the Special Meeting of Shareholders, including any adjournment thereof.

C.    INFORMATION ABOUT THE REORGANIZATION

Summary of the Reorganization

At the Special Meeting, the shareholders of the Maryland Funds will be asked to approve the Plans to reorganize the Maryland Funds into the New Funds.  Upon approval by the shareholders of each Maryland Fund, the Reorganization will involve the transfer of all of the assets and liabilities of a Maryland Fund to the corresponding New Fund in exchange for the New Fund’s shares.  Upon the transfer of all assets to and assumption of all liabilities of a Maryland Fund by the corresponding New Fund, the New Fund will distribute to the applicable Maryland Fund that number of full and fractional New Fund shares having an aggregate net asset value equal to the aggregate net asset value of the Maryland Fund as of the close of business on the business day immediately preceding the closing (the “Closing”) of the Reorganization (the “Valuation Date”).  Immediately thereafter, the Maryland Fund will distribute such New Fund’s shares to its shareholders by establishing accounts on the New Fund’s share records in the names of those shareholders representing the respective pro rata number of the New Fund’s Shares deliverable to them, in complete liquidation of the Maryland Fund.  Certificates evidencing the New Fund’s shares will not be issued to the Maryland Fund’s shareholders.

A shareholder’s holding period for Maryland Fund shares will carry over to the New Fund shares received by the shareholder in the Reorganization for purposes of determining the application of any redemption fee.  Upon completion of the Reorganization, each shareholder of a Maryland Fund will own that number of full and fractional shares of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Maryland Fund as of the close of business on the Valuation Date.

Until the Closing, shareholders of the Maryland Funds may continue to redeem their shares at the net asset value next determined after receipt of a redemption request in proper form (subject to the imposition of the Maryland Funds’ redemption fee, if applicable) by a Maryland Fund, its agents or an authorized financial intermediary.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the New Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Maryland Funds will be canceled on the books of the Maryland Funds, and the stock transfer books of the Maryland Funds will be permanently closed.

Each Reorganization is subject to a number of conditions, including, without limitation, the approval by the shareholders of each of the Maryland Funds of the Plan and the transactions contemplated thereby as described in this Prospectus/Proxy Statement and the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues.  Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective shortly after the Special Meeting of Shareholders, including any adjournment thereof, or such other date as is agreed to by the Advisor and Boards of Directors.

The Plan may be amended by the mutual written consent of the Advisor and the Boards of Trustees/Directors at any time.  However, if any such amendment would have a material adverse effect on the interests of a Maryland Fund’s shareholders, full disclosure of the details of the amendment and shareholder approval thereof is required. The Plan may not be amended without approval by the Maryland Funds’ shareholders if the proposed change would have a material adverse effect on shareholders. In addition, the Plan may be terminated with respect to a Maryland Fund at any time prior to the Closing by the Advisor and that Maryland Fund’s Board of Directors.  In making any amendments to the Plan, the Funds’ Boards of Directors will act in accordance with their fiduciary duties and in the best interests of the Funds and their shareholders.

Capitalization and Structure of the New Funds and the Trust

The Trust was established on February 14, 2001, pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) under the laws of the State of Delaware and is organized as an investment company.  The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, with par value of $0.001 per share.  The Board of Trustees has the authority under the Declaration of Trust to divide each New Fund’s shares into an unlimited number of series or classes of beneficial interest without shareholder approval.  Each share of a New Fund represents an equal proportionate interest in the assets and liabilities belonging to that series or class.

There are no material differences between the dividend, redemption, voting, exchange and liquidations rights of the shares of the New Funds and the shares of the corresponding Maryland Funds.  Shares of each Maryland Fund and each New Fund are fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

The capitalization of the Maryland Funds as of June 3, 2008 and the New Funds’ pro forma combined capitalization as of that date after giving effect to the Reorganization are as follows:

BUFFALO BALANCED FUND
(unaudited)	MARYLAND FUND	NEW FUND PROFORMA
Aggregate Net Assets	$185,978,699.31	$185,978,699.31
Shares Outstanding	15,450,290.418	15,450,290.418
Net Asset Value Per Share	$12.04	$12.04

BUFFALO HIGH YIELD FUND
(unaudited)	MARYLAND FUND	NEW FUND PROFORMA
Aggregate Net Assets	$146,090,826.21	$146,090,826.21
Shares Outstanding	13,755,615.956	13,755,615.956
Net Asset Value Per Share	$10.62	$10.62

BUFFALO LARGE CAP FUND
(unaudited)	MARYLAND FUND	NEW FUND PROFORMA
Aggregate Net Assets	$41,263,362.15	$41,263,362.15
Shares Outstanding	2,029,084.282	2,029,084.282
Net Asset Value Per Share	$20.34	$20.34

BUFFALO SMALL CAP FUND
(unaudited)	MARYLAND FUND	NEW FUND PROFORMA
Aggregate Net Assets	$1,688,614,753.64	$1,688,614,753.64
Shares Outstanding	74,908,723.569	74,908,723.569
Net Asset Value Per Share	$22.54	$22.54

BUFFALO USA GLOBAL FUND
(unaudited)	MARYLAND FUND	NEW FUND PROFORMA
Aggregate Net Assets	$116,647,509.27	$116,647,509.27
Shares Outstanding	5,152,754.870	5,152,754.870
Net Asset Value Per Share	$22.64	$22.64

Pursuant to the Reorganization, shares of each Maryland Fund will be exchanged for an identical number of shares of the corresponding New Fund.  Thereafter, shares of each New Fund will be available for purchase at their net asset value applicable at the time of purchase.  Shares of the New Funds will be available pursuant to the Trust’s registration statement under the Securities Act of 1933, as amended, and the 1940 Act.

Federal Income Tax Consequences

As a condition of the Reorganization, the Maryland Funds and the New Funds will receive an opinion of counsel to the effect that the Reorganization, with respect to each Maryland Fund and corresponding New Fund, will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and will not affect the federal tax status of Maryland Fund shares held before the Reorganization.  Therefore, neither the Maryland Funds nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis of, and the holding period for, the New Fund shares received by each shareholder of the Maryland Funds in the Reorganization will be the same as the tax basis of, and the holding period for, the Maryland Fund shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the New Fund shares received, the Maryland Fund shares exchanged must have been held as capital assets by the shareholder).

Since their inception, the Maryland Funds, with the exception of the Buffalo Small Cap Fund, believe they have each qualified as a regulated investment company (“RIC”) under the Code and have made sufficient distributions such that they have been, and expect to continue to be, relieved of any federal income tax liability on their taxable income and gains distributed to shareholders.  In its initial year of operations (1998), the Buffalo Small Cap Fund failed to qualify as a RIC under the Code.  Upon qualifying as a RIC as of January 1, 1999, the Buffalo Small Cap Fund made a 10-year built-in gain election under Treasury Regulation Section 1.337(d)-5T(b), which required the Buffalo Small Cap Fund to recognize corporate level federal income tax on the sale of any securities it purchased during 1998.  In accordance with Treasury Regulation Section 1.337(d)-6(c), the Buffalo Small Cap Fund’s requirement to recognize such corporate level federal income taxes will expire on December 31, 2008.  While the Buffalo Small Cap Fund has no present intention of triggering such corporate level federal income tax during the remaining part of 2008, the Buffalo Small Cap Fund currently owns securities purchased during 1998 with a potential built-in gain federal income tax liability of approximately $40,000.  Notwithstanding any prior or future built-in gain federal income tax liability, if any, the Buffalo Small Cap Fund believes it has qualified as a RIC since January 1, 1999 and has made sufficient distributions such that it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

Provided that the Reorganization, with respect to each Maryland Fund and corresponding New Fund, qualifies under Section 368(a) of the Code, for U.S. federal income tax purposes, generally:

•	the Maryland Funds will not recognize any gain or loss as a result of the Reorganization;

•
the Maryland Funds’ shareholders will not recognize any gain or loss as a result of the receipt of New Fund shares in exchange for such shareholder’s Maryland Fund shares pursuant to the Reorganization; and

•
the Maryland Funds’ shareholder’s aggregate tax basis in the New Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Maryland Fund shares held immediately before the Reorganization.

Subject to limited exceptions, most states use federal taxable income as a taxable base in determining state tax treatment.  Consequently, the Maryland Funds believe that the state income tax treatment of the Reorganization for most shareholders is likely to be the same as the federal tax consequences.  Although the Maryland Funds are not aware of any adverse state income tax consequences, the Maryland Funds have not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisers.

Other Effects of Shareholder Approval of the Reorganization

Under the 1940 Act, the shareholders of a series of a Delaware statutory trust must approve the initial investment advisory agreement relating to that series.  If the Reorganization is approved by shareholders and the Maryland Funds are reorganized as the New Funds, the shareholders of each New Fund would need to approve its investment advisory agreement.  The Boards of Directors have determined that it is in the best interests of the shareholders of each Maryland Fund (who will become shareholders of each corresponding New Fund if the Reorganization is approved) to avoid the considerable expense of holding a separate shareholder meeting to obtain shareholder approval of the investment advisory agreement for each New Fund following the closing of the Reorganization.

The Boards of Directors and the Trust’s Board of Trustees will therefore consider approval of the Reorganization by the shareholders of each Maryland Fund to constitute the approval of the Plan, in the form presented in Appendix I (in particular Sections 1.4 and 8.6 thereof).  Sections 1.4 and 8.6 of the Plan authorize the approval by the initial shareholder of the corresponding New Fund of the investment advisory agreement between the Trust, on behalf of the New Fund, and the Advisor, which will fulfill the requirements of the 1940 Act.  A form of the investment advisory agreement for the New Funds is included as Appendix III to this Prospectus/Proxy Statement.

D.    INFORMATION ABOUT THE NEW FUNDS

Investment Objectives, Strategies, Policies and Restrictions

The investment objective, policies, strategies and restrictions for each New Fund will be identical to the investment objective, policies, strategies and restrictions of the corresponding Maryland Fund that are in effect immediately prior to the Reorganization but following the vote on Proposals 3, 4 and 5.  This means that each New Fund’s investment objective, policies, strategies and restrictions will reflect the results of the corresponding Maryland Fund’s shareholders’ votes on Proposals 3, 4 and 5.   Section VI below includes a discussion of the Maryland Funds and the New Funds, assuming shareholder approval of Proposals 3, 4 and 5.  Section VI is intended to describe the how the Funds will differ as a result of the proposed changes.

Investment Objectives of the New Funds

The investment objectives for the Buffalo Balanced, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds are long-term growth of capital.  In addition, the Buffalo Balanced Fund seeks to produce high current income.  The investment objective for the Buffalo High Yield Fund is high current income with long-term growth of capital as a secondary objective.

Principal Investment Strategies and Policies of the New Funds

To pursue their investment objectives, the New Funds intend to principally invest exactly as the Maryland Funds do, as described below:

•
Buffalo Balanced Fund--in domestic common stocks, convertible preferred stocks, convertible debt securities, corporate debt securities and other debt securities, many of which are higher-yielding, high-risk debt securities.

•	Buffalo High Yield Fund--at least 80% of its net assets in higher-yielding, higher-risk debt securities.

•	Buffalo Large Cap Fund--at least 80% of its net assets in domestic common stocks and other equity securities of large cap companies.

•	Buffalo Small Cap Fund--at least 80% of its net assets in domestic common stocks and other equity securities of small cap companies.

•
Buffalo USA Global Fund--at least 80% of its net assets in common stocks of U.S. companies that have substantial operations around the globe.  The international operations of these U.S. companies will provide investors with exposure to at least three foreign countries.

Each New Fund’s principal investment strategies are described in detail below. These investment strategies are identical to the investment strategies of the Maryland Funds. Additional information regarding the New Funds’ investment strategies can be found in the Statement of Additional Information (“SAI”), which is incorporated herein by reference and contains information on the New Funds assuming Proposals 3, 4 and 5 are approved by the shareholders of the Maryland Funds.

•
Buffalo Balanced Fund invests in a combination of domestic common stocks, preferred stocks, convertible preferred stocks, convertible debt securities, corporate debt securities, and other debt securities, including mortgage- and asset-backed securities.  Many of the debt securities in which the Fund invests are higher-yielding, higher-risk investments rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.”  The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns.  The Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values.  Usually, the Advisor will invest at least 25% of the Fund’s assets in equity securities and at least 25% in debt securities.  With respect to debt securities, the Advisor performs extensive fundamental investment research to identify investment opportunities for the Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including (1) financial strength of the issuer, (2) cash flow, (3) management, (4) borrowing requirements, (5) sensitivity to changes in interest rates and business conditions and (6) relative value.  With respect to equity securities, the Advisor emphasizes dividend-paying stocks that over time have exhibited consistent growth of dividends.

•
Buffalo High Yield Fund normally invests at least 80% of its net assets in higher-yielding, high-risk, debt securities rated below investment grade by the major rating agencies (or in similar unrated securities).  The Fund may also invest in preferred stocks, convertible preferred stocks, convertible debt securities, as well as mortgage- and asset-backed securities.  The Fund’s Advisor performs extensive fundamental investment research to identify investment opportunities for the Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including (1) financial strength of the issuer, (2) cash flow, (3) management, (4) borrowing requirements, (5) sensitivity to changes in interest rates and business conditions and (6) relative value.  While the Fund maintains flexibility to invest in bonds of varying maturities, the Fund generally holds bonds with intermediate-term maturities.

•
Buffalo Large Cap Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities of large cap companies.  The Fund considers a company to be a large cap company if, at time of purchase by the Fund, it has a market capitalization (the total market value of a company’s outstanding stock) of $10 billion or greater.  In its selection process for this Fund, the Advisor seeks to identify a broad mix of large cap companies across many industries that are expected to benefit from long-term industry, technological and other trends.  The Advisor also selects securities based upon (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management and (3) rigorous valuation analysis.

•
Buffalo Small Cap Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of small cap companies.  The Fund considers a company to be a small cap company if, at time of purchase, (1) it has a market capitalization of $1 billion or less, or (2) if the company’s market capitalization would place it in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ Stock Market, Inc. (“NASDAQ”) system.  Based on current market conditions, the Fund targets companies with individual market capitalizations of $2 billion or less at the time of initial purchase.  In its selection process for this Fund, the Advisor seeks to identify a broad mix of small cap companies that are expected to benefit from long-term industry, technological or other trends.  The Advisor also selects securities based  upon (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management and (3) rigorous valuation analysis.

•
Buffalo USA Global Fund normally invests at least 80% of its net assets in common stocks of U.S. companies that have substantial international operations.  The Fund considers a U.S. company to have substantial international operations if the company receives more than 40% of its revenue or operating income from sales or operations outside of the United States.   The Fund will diversify its investment in these U.S. companies so that the Fund is exposed to the markets of at least three different foreign countries.  In its selection process for this Fund, the Advisor seeks to identify U.S. companies with substantial international operations that are expected to benefit from long-term industry, technological or other trends.  The Advisor also selects securities based upon (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management and (3) rigorous valuation analysis.

The following is a description of the Maryland Funds’ and the New Funds’ principal types of investments:

•	Common stocks are equity securities that represent shares of ownership of a company.
•	Preferred stocks are equity securities that often pay dividends and have preferences over common stocks in dividend payments and liquidation of assets.
•	Convertible preferred stocks are preferred stocks that may be converted into or exchanged for common stock of the same issuer under certain circumstances.
•	Convertible debt securities are debt securities that may be converted into or exchanged for common stock.
•	A warrant is a right to purchase a security at a fixed price at a fixed time but does not provide the holder the right to receive dividends or the right to vote.
•	Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.
•
Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

•	Corporate bonds are debt securities issued by corporations that typically pay interest semi-annually and have a set maturity date.

Covered Call Options--Each of the New Funds is authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options.  A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.  Up to 25% of a New Fund’s net assets may be subject to covered call options.

International Investing—The New Funds (except the Buffalo USA Global Fund) may invest up to 25% of their net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.  The Funds do not intend to buy securities or foreign companies directly through foreign stock exchanges.  ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, a Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  Each New Fund presently expects to limit its investments (at cost) in ADRs and U.S. traded foreign company securities to less than 10% of its net assets.

The Buffalo USA Global Fund gains international exposure, while attempting to limit its risks, by investing primarily in U.S. companies with substantial international operations.  Although these types of investments are not direct foreign investment, the U.S. companies in which the Buffalo USA Global Fund normally invests will directly experience the risk of foreign operations in their day-to-day business.

Investment Style and Turnover--The New Funds’ policies with respect to investment style and turnover  are identical to those of the Maryland Funds.  The Advisor normally does not engage in active or frequent trading of the Funds’ investments.  Instead, to reduce turnover of the Funds’ holdings, the Advisor’s general strategy is to purchase securities for the Funds based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell a Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Portfolio Turnover Rate.  Each Fund’s annual portfolio turnover rate indicates changes in its portfolio investments.  As noted above the Advisor will sell a security when it believes doing so is appropriate and consistent with a Fund’s investment objective and policies, regardless of the effect on a Fund’s portfolio turnover rate.  Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs.  A high turnover rate in any year will result in payment by a Fund of above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%).  The Funds cannot accurately predict their future annual portfolio turnover rate, but the New Funds are expected to experience the same volatility as the Maryland Funds, since the Funds’ objectives, strategies and policies will be the same as in the past.  (Portfolio turnover of the New Funds will not be affected as a result of the possible approval of Proposals 3, 4 and 5 by shareholders of the Maryland Funds.)  Portfolio turnover may vary materially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action.  In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.  Portfolio turnover for the New Funds is expected to follow the trends of the Maryland Funds:

Portfolio Turnover Rates for the Years Ended March 31st
Maryland Fund	2008*	2007	2006	2005	2004	2003
Balanced Fund	17%	28%	18%	30%	32%	45%
High-Yield fund	22%	9%	28%	45%	51%	33%
Large Cap	32%	17%	40%	17%	41%	16%
Small Cap	37%	15%	27%	35%	22%	24%
USA Global	31%	13%	11%	33%	21%	7%
   *If the Plan of Reorganization is approved by the shareholders of the Maryland Funds, the expected portfolio turnover rate for the corresponding New Funds will not change as result of the Reorganization.

Temporary Investments—The New Funds’ policies with respect to temporary investments are identical to those of the Maryland Funds.  Each Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when a Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, a Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Changes in Objectives and Policies--The objectives, strategies and policies described above explain how each Maryland Fund is, and how each New Fund will be, managed.  If Proposal 4 is approved by each Maryland Fund’s shareholders, the corresponding New Fund’s policies with respect to changes to investment objectives, strategies and policies will be different from those of the existing Maryland Fund.  With respect to the Maryland Funds, the Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds’ objectives, strategies and policies described above may only be changed with the approval of a Maryland Fund’s shareholders, except that the Buffalo Large Cap Fund’s definition of large cap may be changed by the Buffalo Large Cap Fund, Inc.’s Board of Directors without the need for approval of the Fund’s shareholders.  With respect to the New Funds, if Proposal 4 is approved by each Maryland Fund’s shareholders, the New Funds’ objectives, strategies and policies described above may be changed by the Buffalo Funds’ Board of Trustees without the need for shareholder approval, with the exception that Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds will not change their respective investment policy of investing at least 80% of each Fund’s net assets according to the strategies described above without first providing shareholders with at least 60 days’ prior notice.  The term “net assets” above includes any borrowings for investment purposes consistent with Securities and Exchange Commission (“SEC”) requirements, although neither the Funds nor the New Funds intend to borrow for investment purposes.

Principal Investment Risks of the New Funds

The Maryland Funds and New Funds will be subject to identical investment risks if the Reorganization is approved. The risks applicable to the Maryland Funds may change due to the approval of a uniform set of  fundamental investment restrictions pursuant to Proposal 3 or any risks which may arise in the future due to a possible change in investment objectives, strategies or policies pursuant to shareholder approval of Proposals  4 and 5.  The Funds cannot guarantee that they will achieve their investment objectives.  As with any fund, the value of a Fund’s investments may fluctuate.  If the value of a Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The principal risks of investing in the Maryland Funds and New Funds are as follows:

•
Market Risks--(Applies to all Funds)  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time.  To the extent the Funds invest in equity securities, the share price of the Funds will go up and down in value as the equity markets change.  Stock markets can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.  As with any mutual fund, there is a risk that you could lose money by investing in the Funds.

•
Management Risk--(Applies to all Funds) The Funds’ success depends largely on the Advisor’s ability to select favorable investments.  Different types of investments shift in and out of favor depending on market and economic conditions.  For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks.  Because of this, the Funds will perform better or worse than other types of funds depending on what is in “favor.”  In addition, there is the risk that the strategies, research or analysis techniques used by the Advisor and/or the Advisor’s security selection may fail to produce the intended result.

•
Technology Company Risks--(Applies to the Buffalo Large Cap, Buffalo Small Cap, Buffalo Balanced and Buffalo USA Global Funds).  These Funds may at times invest a significant amount of their assets in technology companies.  Although technology companies are found among a broad range of industries, a common attribute of technology companies is that they often face unusually high price volatility, both in terms of gains and losses.  To the extent that these Funds make investments in such companies, their share price is likely to be more volatile.  The potential for wide variations in performance is based on the special risks common to technology companies.  Given these risks, an investment in these Funds may be more suitable for long-term investors, who are willing to withstand the Funds’ potential for volatility.

•
Large Cap Company Risks--(Applies to the Buffalo Balanced, Buffalo Large Cap and Buffalo USA Global Funds) Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Mid Cap Company Risks--(Applies to all Funds)  Generally, mid-cap companies may have more potential for growth than large cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large cap companies, and the risks are passed on to the Funds.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

•
Small Cap Company Risks--(Applies primarily to the Buffalo Small Cap Fund).  Generally, small cap and less seasoned companies have more potential for rapid growth.  They also often involve greater risk than large-cap or mid-cap companies, and these risks are passed on to the Funds.  Small cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a small cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Buffalo Small Cap Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

•
Micro Cap Company Risks--(Applies primarily to the Buffalo Small Cap Fund)  Generally, small, less-seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- and mid-cap companies, and these risks are passed on to the Funds.  Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of companies with larger capitalizations, and will be more vulnerable to adverse business or economic developments in the market as a whole.  The value of securities of micro-cap companies, therefore, tends to be more volatile than the value of securities of larger, more established companies.  Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities.  Because of this, if a Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Buffalo Small Cap Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

•
Debt Securities Risks--(Applies to all Funds)  To the extent that the Funds invest in debt securities, their share prices will go up and down in value as interest rates change and as other factors that affect the yields and principal values of debt securities change.  Generally, values of debt securities change inversely with interest rates.  That is, as interest rates go up, the values of debt securities tend to go down and vice versa.  These fluctuations tend to increase as a debt security’s maturity increases such that the value of longer-term debt securities will increase or decrease more for a given change in interest rates than shorter-term debt securities.

•
High Yield Risks--(Applies to the Buffalo Balanced and Buffalo High Yield Funds)  The Buffalo Balanced and the Buffalo High Yield Funds invest in higher-yielding, high-risk bonds (so called “junk-bonds”).  These lower-rated bonds have a greater degree of default risk than higher-rated bonds.  Default risk is the possibility that the issuer of the security will fail to make timely payments of principal or interest.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies.  Lower-rated debt securities tend to have less liquid markets than higher-rated debt securities, and their market prices tend to react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments than higher-rated bonds.

•
Mortgage-Backed and Asset-Backed Securities Risks—(Applies to the Buffalo Balanced and Buffalo High Yield Funds)  Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, a Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce a Fund’s share price and its income distributions.

•
International Risks--(Applies to all Funds) Investing in foreign securities, including securities of foreign corporations, governments and government agencies or instrumentalities generally involves more risks than investing in U.S. securities.  These include risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates that may decrease the value of an investment; and differences between U.S. and foreign regulatory requirements and market practices.  In addition, foreign investments may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.  Certain foreign securities may also be less liquid (harder to sell) than many U.S. securities.  This means that a Fund may, at times, have difficulty selling certain foreign securities at favorable prices.  Additionally, brokerage commissions and other fees are generally higher for securities traded in foreign markets and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  The Buffalo USA Global Fund attempts to limit these risks by investing only in U.S. companies with international operations.  Although this type of investment is not considered direct foreign investment, the U.S. companies with substantial foreign operations in which the Buffalo USA Global Fund invests will be exposed to risks inherent in foreign investments.  As a shareholder in these companies, a Fund, and in turn, the Fund’s shareholders, will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks.  The Funds, other than the Buffalo USA Global Fund, may also occasionally gain international exposure through the purchase of sponsored or unsponsored ADRs and other U.S. dollar-denominated securities of foreign issuers traded in the United States.  ADRs are securities of foreign companies that are denominated in U.S. dollars.  ADRs are subject to similar risks as other types of foreign investments.  Unsponsored ADRs held by a Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to a Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risk, as described above.  These risks can increase the potential for losses in the Fund.

•
Covered Call Writing Risks--(Applies to all Funds) A Fund may experience the loss of opportunity on securities with written call options that reach their exercise price before the expiration date because the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price.  Furthermore, stocks held or purchased by the Fund may become less attractive for writing covered call options.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Additional detailed information regarding the New Funds’ investment risks, assuming that the Maryland Funds’ shareholders approve Proposal 3, 4 and 5, is contained in the SAI.

Portfolio Holdings Information for the New Funds

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.  Assuming the Plan of Reorganization is approved by the Maryland Funds’ shareholders , disclosure of the New Funds’ holdings will be required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports will be available by contacting Buffalo Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 1-800-49-BUFFALO.

Fees and Expenses of the New Funds

The following summary of fund expenses shows the fees and expenses for the Maryland Funds based on the fees for the fiscal year ended March 31, 2008 and the estimated fees and expenses for the New Funds.  Because the New Funds are newly formed series of the Trust and have not yet commenced operations as of the date of this Prospectus/Proxy Statement, the estimated fees and expenses shown for the New Funds in the table below are based on the expenses incurred by the corresponding Maryland Funds for the 2008 fiscal year.

Maryland Fund Fees and Expenses
	Buffalo Balanced Fund	Buffalo High Yield Fund	Buffalo Large Cap Fund	Buffalo Small Cap Fund	Buffalo USA Global Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fee*†	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None	None

	Buffalo Balanced Fund	Buffalo High Yield Fund	Buffalo Large Cap Fund	Buffalo Small Cap Fund	Buffalo USA Global Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None	None	None
Other Expenses	0.03%	0.02%	0.05%	0.01%	0.03%
Total Annual Fund Operating Expenses**	1.03%	1.02%	1.05%	1.01%	1.03%

New Fund Fees and Expenses
	Buffalo Balanced Fund	Buffalo High Yield Fund	Buffalo Large Cap Fund	Buffalo Small Cap Fund	Buffalo USA Global Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fee*†	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None	None

	Buffalo Balanced Fund	Buffalo High Yield Fund	Buffalo Large Cap Fund	Buffalo Small Cap Fund	Buffalo USA Global Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None	None	None
Other Expenses***	0.03%	0.02%	0.05%	0.01%	0.03%
Total Annual Fund Operating Expenses	1.03%	1.02%	1.05%	1.01%	1.03%

*A $15 fee is imposed for redemptions by wire.
† If you redeem or exchange shares of the Buffalo High Yield Fund or Buffalo Small Cap Fund within 180 days of purchase, you will be charged a 2.00% redemption fee. If you redeem or exchange shares of the Buffalo Balanced Fund, Buffalo Large Cap Fund or Buffalo USA Global Fund within 60 days of purchase, you will be charged a 2.00% redemption fee.
**The Total Annual Fund Operating Expenses for the Buffalo Large Cap Fund and Buffalo USA Global Fund listed above do not correlate to the ratio of average net assets listed in the Fund’s financial highlights because the Total Annual Fund Operating Expenses above include the amount of a Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.  This amount is not included in the ratio of expenses to average net assets found within the Financial Highlight section of the Prospectus.
***Other Expenses are expected to be lower as a result of the administrative efficiencies resulting from the proposed reorganization of the Maryland Funds into series of the Delaware Trust.

Examples

The following examples are intended to help you compare the cost of investing in each Maryland Fund and New Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Maryland Fund or New Fund, as the case may be, for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maryland Funds
Buffalo Balanced Fund	$105	$328	$569	$1,259
Buffalo High Yield Fund	$104	$325	$563	$1,248
Buffalo Large Cap Fund	$107	$334	$579	$1,283
Buffalo Small Cap Fund	$103	$322	$558	$1,236
Buffalo USA Global Fund	$105	$328	$569	$1,259

New Funds*
Buffalo Balanced Fund	$105	$328	$569	$1,259
Buffalo High Yield Fund	$104	$325	$563	$1,248
Buffalo Large Cap Fund	$107	$334	$579	$1,283
Buffalo Small Cap Fund	$103	$322	$558	$1,236
Buffalo USA Global Fund	$105	$328	$569	$1,259
*Costs of investing in the New Funds, if the Plan of Reorganization is approved by the shareholders, are expected to be lower as a result of administrative efficiencies and lower costs due to the operation of all Funds under one Delaware Trust.

Investment Advisor for the New Funds

Kornitzer Capital Management, Inc. (“KCM” or the “Advisor”) is the manager and investment advisor for both the Maryland Funds and the New Funds.  KCM is responsible for overseeing and implementing each Fund’s investment program and managing the day-to-day investment activity and general operations of each Fund.  KCM was founded in 1989.  In addition to managing and advising the Funds, it provides investment advisory services to a broad variety of individual, corporate and other institutional clients.  As manager, KCM, either directly or through its service providers,  provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds.  This includes: investment management and supervision (including sub-advisor costs if applicable); transfer agent and accounting services; a portion of foreign custody fees (if applicable); fees for domestic custody services; independent auditors and legal counsel; fees and expenses of officers, directors/trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.  KCM is located at 5420 West 61st Place, Shawnee Mission, KS 66205.  As compensation for KCM’s services, each Maryland Fund pays, and each New Fund will pay, KCM a fee each month at the annual rate of 1.00% of the Fund’s average daily net assets.  The aggregate fees paid to KCM for the fiscal year ended March 31, 2008 was 1.00% of the Maryland Funds’ daily net assets.

As with the Maryland Funds, certain expenses of the New Funds will be payable by the New Funds.  These expenses include a portion of the foreign custody costs (if applicable), taxes, interest, governmental charges and fees, including registration with the SEC and the various states, brokerage costs, dues and all extraordinary costs, including expenses arising out of anticipated or actual litigation or administrative proceedings.  A discussion regarding the Trust Board’s basis for approving the New Funds’ investment advisory agreement will be included in the New Funds’ next available report to shareholders.

Portfolio Managers

Each New Fund is managed by the same team of portfolio managers that manages the corresponding Maryland Fund.  The Funds are managed by a team of ten portfolio managers supported by an experienced investment analysis and research staff.  The portfolio managers are responsible for the day-to-day management of the Funds as indicated below.

John Kornitzer, Portfolio Manager.  Mr. Kornitzer is the president and chief investment officer of KCM, and has over 38 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania. Mr. Kornitzer is the lead portfolio manager of the Buffalo Balanced Fund.

Kent Gasaway, CFA, Portfolio Manager. Mr. Gasaway joined KCM in 1991 and has more than 25 years of research and management experience.  Previously, Mr. Gasaway spent 10 years as an investment professional with Waddell & Reed Mutual Funds Group in Overland Park, Kansas.  He holds a B.S. in Business Administration from Kansas State University.  Mr. Gasaway serves as co-portfolio manager of the Buffalo High Yield, Buffalo Small Cap and Buffalo USA Global Funds.

Robert Male, CFA, Portfolio Manager.  Mr. Male joined KCM in 1997 and has more than 20 years of investment research experience. Prior to joining KCM, he was a senior equity securities analyst with the USAA Investment Management Company in San Antonio, Texas. He holds a B.S. in Business Administration from the University of Kansas and an M.B.A. from Southern Methodist University. Mr. Male serves as co-portfolio manager of the Buffalo Large Cap and Buffalo Small Cap Funds.

Grant P. Sarris, CFA, Portfolio Manager.  Mr. Sarris joined KCM in 2003 and has more than 16 years of investment research experience. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed Mutual Funds Group in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002-2003 and portfolio manager from 1997-2002. Mr. Sarris serves as co-portfolio manager of the Buffalo Large Cap and Buffalo Small Cap Funds.

Elizabeth Jones, MD, CFA, Portfolio Manager and Research Analyst.  Ms. Jones joined KCM in 2003. She was previously a research analyst with Bank of America Capital Management from 2002-2003. She pursued her M.B.A. from Arizona State University from 2000-2002. She was a practicing M.D. for over 8 years from 1992-2001. Ms. Jones received a B.S. from Georgetown University, an M.D. from Vanderbilt University and an M.B.A. from Arizona State University. Ms. Jones serves as co-portfolio manager of the Buffalo Large Cap Fund.  She has more than 5 years of investment experience and 12 years of healthcare industry experience.

Dave Carlsen, CFA, Portfolio Manager and Research Analyst.  Mr. Carlsen joined KCM in 2004. Mr. Carlsen was formerly a senior equity research analyst for technology at Strong Capital Management, Inc. in Milwaukee, Wisconsin from 2000-2004, and also worked for Northern Capital Management Inc. from 1992-2000.  Mr. Carlsen holds a Bachelor’s degree in Business Administration from the University of Wisconsin, with a major in Finance, Investments and Banking.  Mr. Carlsen serves as co-portfolio manager of the Buffalo USA Global Fund and has over 16 years of investment experience.

Clay Brethour, CFA, Portfolio Manager and Research Analyst.  Mr. Brethour joined KCM in 2000.  He previously was an equity research analyst with Security Management Group in Topeka, Kansas from February 2000- November 2000 and a research analyst with Dain Rauscher Wessels from 1992-2000.  Mr. Brethour holds a B.S. in Business-Finance from Kansas State University.  Mr. Brethour serves as co-portfolio manager of the Buffalo USA Global Funds and has over 16 years of investment experience.

Jeffrey Sitzmann, CFA, Portfolio Manager and Research Analyst.  Mr. Sitzmann joined KCM in 2002 and has more than 21 years of research and management experience.  Previously, Mr. Sitzmann worked as a Senior Investment Analyst at Banc One Investment Advisors from 1997-2002, Anthem, Inc. from 1992-1997 and Duff & Phelps, Inc from 1987-1992.  Mr. Sitzmann holds a B.B.A. from the University of Toledo and a M.B.A. from the University of Chicago.  Mr. Sitzmann serves as a co-portfolio manager of the Buffalo High Yield Fund.

Paul Dlugosch, CFA, Portfolio Manager and Research Analyst.  Mr. Dlugosch joined KCM in 2002 and has more than  9 years of research and management experience.  Previously, Mr. Dlugosch worked at Antares Capital Corporation from 1999-2002 and LaSalle National Bank from 1997-1999.  He holds a B.S. in Business Administration from the University of Iowa.  Mr. Dlugosch serves as co-portfolio manager of the Buffalo High Yield Fund.

Alexander Hancock, CFA, Portfolio Manager and Research Analyst.  Mr. Hancock joined KCM in 2002 and has more than  9 years of research and management experience.  Previously, Mr. Hancock was a private equity analyst at ClearLight Partners, LLC from 2000-2002 and as an analyst in the investment banking division of Salomon Smith Barney from 1998-2000.  He holds a B.S. in Economics from Dartmouth College.  Mr. Hancock serves as co-portfolio manager of the Buffalo High Yield Fund.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the New Funds, assuming the Maryland Funds’ shareholders  approve the reorganization of the Maryland Funds into the New Funds.

Distributor and Other Service Providers

Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the distributor for both the Maryland Funds and the New Funds.  Quasar is responsible for all purchases, sales, redemptions and other transfers of shares.  As distributor, Quasar also provides certain administrative services.  Shares of the Maryland Funds and the New Funds are offered for sale on a continuous basis at net asset value per share.  Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, pursuant to an agreement approved by the Boards of Directors/Trustees of the Funds, serves as administrator to both the Maryland Funds and the New Funds.  USBFS also serves as the Maryland Funds’ and the New Funds’ transfer and dividend disbursing agent, as well as the paying agent for the Funds’ independent directors.  U.S. Bank, National Association, serves as the custodian for the portfolio securities, cash and other assets of the Maryland Funds and New Funds.  Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105, serves as the Maryland Funds’ and New Funds’ independent public accountants and audits the financial statements and the financial highlights of the Maryland Funds and New Funds.

Shareholder Information for the New Funds

The Maryland Funds and the New Funds share the following purchase and redemption procedures:

How to Purchase Shares

There are no sales commissions or Rule 12b-1 distribution fees charged on investments in the Funds.  To make an initial purchase, your purchase order must be received by the Funds, their agents or an authorized financial intermediary in “good order.”  “Good order” means that your purchase includes (1) a completed account application or investment stub, (2) the dollar amount of shares to be purchased, and (3) a check payable to U.S. Bank, N.A., which indicates your investment in a Fund.  In general, you may purchase shares of the Funds as indicated below:

•	by phone, Internet, mail or wire;
•	through Automatic Monthly Investments; and
•	through exchanges from another Fund.

All checks must be in U.S. dollars drawn on a domestic financial institution.  Cashier’s checks under $10,000, money orders, third party checks, credit card checks, Treasury checks, traveler’s checks, starter checks, post dated checks, post dated on-line bill pay checks or any conditional order or payment will not be accepted as payment.  Your net asset value (“NAV”) for a purchase will be the next computed NAV after your request is received in good order.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

In the event that a purchase order is rejected for any reason, written notice ordinarily is sent to the investor within one to two business days.

Minimum Initial Investment

•	$2,500 for regular accounts, unless opened via an exchange;
•	$1,000 for exchanges from another Fund;
•	$250 for IRA and Uniform Transfer/Gifts to Minors Accounts; or
•	$100 initial purchase for any account when an Automatic Monthly Investment Plan is established for at least $100 per month.

Minimum Additional Investment

•	$100 by phone, Internet or mail;
•	$100 by wire;
•	$100 for Automatic Monthly Investments through an automated clearing house (“ACH”); and
•	$100 for exchanges from another Fund.

Automatic Monthly Investments

Automatic Monthly Investments are processed in an agreed amount each month that is debited through an ACH transaction from a shareholder’s pre-identified bank account.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for regular shareholder accounts, unless opened via an exchange.  If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum.  If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for falling below the minimum account size.

How to Redeem Shares

You may withdraw proceeds from your account at any time.  Your NAV for a redemption will be the next computed NAV after your request is received by a Fund, its agents or an authorized financial intermediary in “good order.”  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

There is no minimum limit for withdrawal via telephone or letter, but the most you can redeem by telephone is $25,000, provided that you have previously registered for this service.  Redemption requests by mail must be received by the Funds, their agents or an authorized intermediary in “good order.”  For redemption requests, “good order” means that (1) your request should be in writing, indicating the number of shares or dollar amount to be redeemed, (2) the request properly identifies your account number, (3) the request is signed by you and any other person listed as an account owner exactly as the shares are registered and, if applicable (4) the signatures on the request are guaranteed.  Redemptions over $25,000 must be made in writing and be signature guaranteed.  Additionally, signature guarantees are required when any of the following are true:

•	you request that redemption proceeds be sent to a different payee, bank, or address than that which the Funds have on file;
•	you request that redemption proceeds be sent to an address of record within 15 days of changing that address; or
•	you are changing the account registration or sending proceeds to a Fund account with a different registration.

Shareholder Services

The following services are also available to shareholders of the Funds.  Please call 1-800-49-BUFFALO (1-800-492-8332) for more information.

•	Uniform Transfers/Gifts to Minors Accounts.
•	Transfer on Death (“TOD”) Accounts.
•	Accounts for corporations, partnerships and retirement plans.
•	Traditional IRA accounts.
•	Roth IRA accounts.
•	Coverdell Education Savings Accounts.
•	Simplified Employee Pensions (“SEPs”).

How Share Price is Determined for the New Funds

The New Funds’ procedures for determining share price are identical to those of the Maryland Funds (referred to interchangeably as the “Fund” or “Funds” as applicable.)  These procedures for determining share price are described below.

Shares of each Fund are purchased or redeemed at their NAV next calculated after your purchase order and payment or redemption order is received in “good order” by the Funds.  In the case of certain authorized financial intermediaries (“financial intermediaries”), such as broker-dealers, fund supermarkets, retirement plan record-keepers or other financial institutions, that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV next effective after receipt by such intermediary, consistent with applicable laws and regulations.  Other intermediaries may set cut-off times for the receipt of orders that are earlier than the Buffalo Funds’ cut-off times.

Each Fund’s NAV is calculated by subtracting from the Fund’s total assets any liabilities and then dividing this amount by the total outstanding shares as of the date of the calculation.  The NAV is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time), on days when the Funds are open for business.  The Funds are generally closed on weekends, days when the NYSE is not open for unrestricted trading and certain national holidays as disclosed in the SAI.

Each security owned by a Fund that is listed on a securities exchange (including ADRs) is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, a Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.  When market quotations are not readily available or when they may not reflect the actual market value, any security or other asset is valued at its fair value as determined under procedures approved by the Funds’ Board and under the supervision of the Funds’ Board.  Under these fair value procedures the authority to determine estimates of fair value has been delegated to a valuation committee consisting of members of the Funds’ Advisor and administrator.  These fair value procedures are used by the valuation committee to price a security when corporate events, events in the securities market or world events cause the Funds’ management to believe that a security’s last sale price may not reflect its actual market value.  In addition, the fair value procedures are used by the valuation committee to price thinly traded securities (such as junk bonds and small- or micro-cap securities) when the Funds’ management believes that the last sale price may not accurately reflect the securities’ market value.  By using fair value pricing procedures, the goal is to ensure that the Funds are accurately priced.  The effects of using fair value pricing are that the value derived may only best reflect the value as determined, and the real value may vary higher or lower.  To the extent that the valuation committee determines the fair market value of a security, it is possible that the fair market value determined by the committee will not exactly match the market price of the security when the security is sold by a Fund.

Under normal market conditions the Funds determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and ask price.  Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value.  If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds’ Board.

Trading in securities on foreign stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open (“NYSE business day”).  Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by a Fund.  As a result, a Fund could be susceptible to what is referred to as “time zone arbitrage.”  Certain investors in a Fund may seek to take advantage of discrepancies in the value of a Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed.  This type of trading may dilute the value of a Fund’s shares, if such discrepancies in security values actually exist.  To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Funds’ Board, the Funds’ portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and exchange traded funds).  These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE.  If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Funds’ Board.  In certain circumstances these procedures include the use of independent pricing services.  The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders.  However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of arbitrage market timing.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day.  Furthermore, trading takes place in various foreign markets on days that are not NYSE business days, and on which a Fund’s NAV is not calculated.  Therefore, the NAV of a Fund’s shares may change on days when shareholders may not be able to purchase or redeem the Fund’s shares.  The calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation.  If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Funds’ fair value procedures established and approved by the Funds’ Board.

Distributions

Distributions. Each Fund has qualified, or intends to qualify, as a regulated investment company under the Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  The Buffalo Balanced and Buffalo High Yield Funds expect to declare and distribute all of their respective “investment company taxable income,” which includes interest, dividends, net short-term capital gains and net gains from foreign currencies transactions, if any, to their respective shareholders quarterly, usually in March, June, September and December.  The Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds declare and pay distributions from investment company taxable income, if any, semi-annually, usually in June and December.  Distributions from net long-term capital gains (the excess of long-term capital gains over short-term capital losses), if any, will be declared and paid by each of the Buffalo Balanced and Small Cap Funds annually, usually in December, and by each of the Buffalo High Yield, Buffalo Large Cap and Buffalo USA Global Funds semi-annually, usually in June and December.  A Fund may distribute its investment company taxable income and net capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on such Fund.

The amount of any distribution will vary, and there is no guarantee a Fund will make a distribution of either investment company investment income or net capital gains.  There are no fees or sales charges on reinvestments. If you elect to receive payments of distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV, and to reinvest all subsequent distributions.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  The Funds may reclassify distributions after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Distribution.”  If you are a taxable investor and invest in a Fund shortly before the record date of a distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax Considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of investment company taxable income are taxable to you as ordinary income unless the Fund designates any part of such distribution as attributable to qualified dividend income.  Fund distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  Under current law, any distribution attributable to qualified dividend income will be eligible for taxation by individual shareholders at long-term capital gain rates provided such shareholders meet certain holding period requirements.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Backup Withholding. By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Funds also must withhold if the IRS instructs it to do so. Under current law, the rate of withholding is 28% of any distributions or proceeds paid.

Other.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.  Non-U.S. investors may be subject to U.S. withholding at a 30% tax rate (or lower pursuant to certain treaties) and to U.S. estate tax. Additionally, non-U.S. investors may be subject to special U.S. tax certification requirements.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Additional Policies About Transactions

The policies described below are identical for the Maryland Funds and the New Funds.

The Funds cannot process a transaction request unless it is properly completed as described in this section.  To avoid delays, please call the Funds if you have any questions about these policies.  The Funds reserve the right to cancel or change these transaction policies at any time, with or without notice.

If you wish to purchase (or redeem) shares of a Fund through a broker, a fee may be charged by that broker.  You may also contact the Funds directly to purchase and redeem shares of the Funds without this fee.  In addition, you may be subject to other policies or restrictions of the broker, such as a higher minimum account value.

Purchases--The Funds may reject purchase orders when they are not received by the Funds in “good order” or when it is in the best interest of a Fund and its shareholders to do so.  If your check or ACH does not clear, you will be charged a fee of $25.

Please note that the Buffalo Small Cap Fund is closed to purchases through broker-dealers.  The Advisor believes that closing the Buffalo Small Cap Fund to these distribution channels is the best way to ensure the Buffalo Small Cap Fund can best achieve its investment objective.  The Buffalo Small Cap Fund may open to purchases by broker dealers in the future if, in consultation with the Advisor, the Funds’ Board deems it is in the Buffalo Small Cap Fund’s best interests to do so.  If the Buffalo Small Cap Fund opens to purchases by broker-dealers in the future, allocations to individual purchasers may be limited to a certain dollar size.  The Buffalo Small Cap Fund is open to direct investments, investments by existing shareholders and to 401(k) plans.  However, these channels could close in the future if the Advisor determines it is in the best interests of shareholders.

Redemptions--The Funds generally send proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in “good order” and accepted.  However, the Funds reserve the right, under certain circumstances, to delay the payment of redemption proceeds up to seven days (as allowed by applicable law).

The Funds cannot accept requests that contain special conditions or effective dates, and the Funds may request additional documentation to ensure that a request is genuine.  Under certain circumstances, the Funds may, instead of cash, pay you proceeds in the form of portfolio securities owned by the Fund from which you are redeeming shares.  If the Funds pay you with securities in this manner, the total value of such securities on the date of sale will be used to calculated your capital gain or loss for federal income tax purposes with respect to such redemption.  If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash and will bear any market risk until such securities are converted.

If you request a redemption within 12 days of a purchase, the Funds will delay sending your proceeds until unconditional payment has been collected.  This may take up to 12 days from the date of purchase.  For your protection, if your account address has been changed within the last 15 days, your redemption request must be in writing and signed by each account owner, with signature(s) guarantees.  The right to redeem shares may be temporarily suspended in emergency situations as permitted by federal law.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemption Fee--If shares of the Buffalo High Yield or Buffalo Small Cap Funds are sold, redeemed or exchanged within 180 days of their purchase, or if shares of the Buffalo Balanced, Buffalo Large Cap or Buffalo USA Global Funds are sold or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed.  The Buffalo Funds will employ the "first in, first out" method to calculate the applicable 60-day or 180-day holding period.

The redemption fee does not apply to:

(1)	shares purchased through reinvested distributions (investment company taxable income and capital gains);

(2)
shares held through 401(k) or other employer-sponsored retirement plans.  However, the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts;

(3)	shares sold or exchanged under systematic redemptions or exchanges;

(4)	shares sold following the death or disability of a shareholder. The disability, determination of disability and subsequent sale must have occurred during the period the fee applied;

(5)	shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 ½ and other required distributions from retirement accounts; and

(6)	shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer.

With respect to shares sold or exchanged following the death or disability of a shareholder or mandatory retirement plan distributions, you must inform the Fund or your intermediary that the fee does not apply.  You may be required to show evidence that you qualify for the exception.

The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Fund shareholders are subject to this 2.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment advisor.  Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than 60 or 180 days, as applicable, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  These may include, but are not limited to, 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other one-person plans).  In addition, because the Funds are required to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

The Funds reserve the right to waive the redemption fee because of a bona fide and unanticipated financial emergency or other similar situation where such waiver is consistent with the best interests of the Funds and their shareholders and to the extent permitted or required by applicable law.

Market Timing and Frequent Trading--While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing.  Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders.  The Funds do not allow market timing or accommodate market timers and have policies and procedures to that end.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for a Fund and its shareholders.  These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio, negatively impairing a Fund’s performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Funds’ Board has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer.  The Funds may refuse or cancel purchase orders (within one business day of purchase) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers.  You will be considered a market timer if you (i) have requested a redemption of Fund shares within 90 days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds.  For purposes of applying these procedures, the Funds may consider, among other things, an investor’s trading history in the Funds, and accounts under common ownership, influence or control.  Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy.  If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder’s account.

For individual accounts where transaction information can readily be accessed, the Funds, the Advisor or their agents will monitor transaction activity.  Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial advisors (“Intermediaries”), the ability to monitor trades from the underlying shareholders may be limited.  The Funds, the Advisor or their agents will seek to utilize web-based and other tools made available by such Intermediaries to provide transparency to screen for excessive short-term trading.  If, as a result of the monitoring, the Funds, the Advisor or their agents believe that a shareholder has engaged in excessive short-term trading, the Funds will request the Intermediary to restrict the account from further purchases or exchanges.

The Funds have also implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity.  For more information on fair value pricing by the Funds, please see the section entitled “How Share Price is Determined” above.

The shares of the Funds are not subject to any contingent deferred sales charge, but do impose a redemption fee, as described above, to discourage frequent trading.  However, the Funds hold stocks and other investments that generally are domestic, highly liquid securities, such that the Funds generally do not make an attractive target for predatory trading or arbitrage efforts.

Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur.  Moreover, each of these procedures involves judgments that are inherently subjective.  The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Exemptions to the Funds’ policy defining someone as a market timer may only be granted by the Trust’s Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual.  Exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more.  Any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or its shareholders.  Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds’ Board at the next quarterly Board meeting.

Payments to Financial Intermediaries--The Advisor and/or the Distributor may pay additional compensation (at their own expense and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. These payments may be made to intermediaries that provide shareholder servicing and marketing support.  You should ask your financial intermediary for more details about any such payment it receives.

Closure of the Funds--The Advisor retains the right to close any Fund or partially close any Fund if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Advisor may decide to close the Funds to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.

Signature Guarantees--Generally signature guarantees will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).   A notarized signature from a notary public is not a signature guarantee.  For your protection, the Funds require a guaranteed signature if you request:

•	that a redemption check be sent to a different payee, bank or address than that which the Funds have on file;
•	any redemption within 15 days of a change of address;
•	any redemption in excess of $25,000;
•	the establishment or modification of certain services on an existing account; and
•	a change in account registration or redemption instructions.

In addition to the situations above, the Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situations.

Corporations, Trusts and Other Entities--Persons who want to purchase or redeem shares of a Fund on behalf of a corporation, in a fiduciary capacity, or in any other representative or nominee capacity must provide the Funds with appropriate documentation establishing their authority to act.  The Funds cannot process requests until all required documents have been provided.  Please call the Funds if there are questions about what documentation is required.

Exchanges to Another Fund--The minimum exchange amount required to establish a new Fund account is $1,000.  After your accounts are established, exchanges may be made in amounts of $100 or more.  You must also keep a minimum balance in the amount of $1,000 in your account, unless you wish to close that account.  You must also keep a minimum balance in the account of the Fund out of which you are exchanging shares, unless you wish to close that account.  The names and registrations on both accounts must be identical.  Your shares must have been held in an open account for 15 days or more, and the Funds must have received full payment before an exchange will be processed.  Redemption fees will also apply if you redeem your shares through an exchange that have not been held in the account for the requisite time period.  Exchanges between Funds are transactions subject to the Funds’ market timing policy.  You should review the prospectus of the Fund in which you are investing.  All shareholders who have selected this option on their account application are able to perform exchanges by telephone.

Telephone/Internet Services--During periods of increased market activity, you may have difficulty reaching the Funds by telephone. If this happens, contact the Funds by mail or by accessing the Funds’ web site at www.buffalofunds.com.  The Funds may refuse a telephone request, including a request to redeem shares of a Fund.  The Funds will use reasonable procedures to confirm that telephone instructions are genuine.  If such procedures are followed neither the Funds nor any person or entity that provides services to the Funds will be liable for any losses due to unauthorized or fraudulent instructions.  The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.  Once a telephone or Internet transaction has been placed, it cannot be canceled or modified.

Shareholder Information--To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address.  When two or more Fund shareholders have the same last name and address, the Funds may send only one Prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder.  Shareholders may opt out of this single mailing at any time by calling the Funds, 1-800-49-BUFFALO (1-800-492-8332), and requesting the additional copies of Funds documents.

Timing of Requests--Your price per share for purchases and redemptions will be the NAV next computed after your request is received in good order by the Funds, their agents or an authorized financial intermediary.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Anti-Money Laundering Policy--In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent may verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify your identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Please contact the Funds’ transfer agent at 1-800-492-8332 if you need additional assistance when completing your application.

Privacy Policy

This Privacy Policy has been adopted by the Maryland Funds and the New Funds (hereafter, the “Funds”).  The Funds are each an open-end diversified management investment company registered under the 1940 Act .

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.  The Funds and the Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”  As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you.  Some of this is information you provide and some is obtained from other sources.  In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information.  Please read the Privacy Policy carefully.  It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. Please be aware that we periodically update or revise the Privacy Policy.  As methods of doing business change, we reflect any applicable changes in our Privacy Policy.  If you are our customer, we will send you an update as and when it occurs.  If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

No Sale/Disclosure of Your Personal Information: We promise that we will not sell your Personal Information to any person. Also, we will not disclose your Personal Information to any third person aside from the disclosures described below.  These disclosures generally relate to marketing or maintaining products or services provided to you.

Personal, Financial and Product Information Collected:  To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you.  The Personal Information we collect will vary depending upon the product or service you select.  The following is a general list of the Personal Information.  Not all of the Personal Information will be collected every time you do business with us.

Personal Information
•	Name
•	Address
•	Birthdate
•	Phone number
•	Social Security number
•	Mother’s maiden name
•	E-mail address
•	Product-Related Personal Information
•	Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

Methods of Collection of Personal Information:  We use a variety of methods to collect Personal Information.  We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions.  We also collect Personal Information from our web site and through other electronic means.  We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution.  In some of these instances, you may be considered a customer of both entities.

Parties with access to this Personal Information:  Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf:  Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf.  This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us.  If we do not share the Personal Information, we cannot provide you the product or service you requested.  In certain cases, affiliates are the entities performing such services on our behalf.  When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures: Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing: In certain circumstances, the Companies may jointly market a product or service with another financial institution.  In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet). The Companies may make other disclosures authorized by law.

Requested Disclosures:  We will disclose your Personal Information if you request it to those persons that you designate.  Examples of this are to: members of your family; registered investment advisers, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

Use of Personal Information: The Companies make use of the Personal Information to provide you with the financial products and services that we offer. At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.  The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes.  We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

Options R egarding C orrections of Personal Information:  Generally, upon your written request, we will make available Personal Information for your review.  Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available.  If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records.  If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

Distribution Arrangements for the New Funds

Neither the Maryland Funds or the New Funds charge shareholders a sales charge (“load”), either as a front end or deferred charge, for any amount invested in the Funds.  Neither the Maryland Funds or the New Funds charge a distribution fee for the Funds, often referred to as a “Rule 12b-1 Fee.” There is no plan to initiate such charges with respect to the New Funds.

Financial Highlights for the New Funds

The New Funds will not commence operation unless shareholders of the Maryland Funds approve the Plan of Reorganization.  Accordingly, there is no financial information yet available for the New Funds.  The financial performance for the corresponding Maryland Funds which serve as the predecessors to the New Funds is described in detail in the Maryland Funds’ Annual Report to the shareholders for the fiscal year ended on March 31, 2008. The Annual Report was previously mailed to shareholders of the Funds and copies may be obtained at no charge by contacting the relevant Fund at 1-800-49BUFFALO (1-800-492-8332) or www.buffalofunds.com.

E.    EXPENSES OF THE REORGANIZATION

The Advisor and USBFS have agreed to share all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses.  Any costs incurred by an individual shareholder, such as traveling to the Special Meeting or seeking personal financial advice, is the individual shareholder’s responsibility.

F.    SHAREHOLDER APPROVAL

For action to be taken by a Maryland Fund with respect to Proposal 1, the Plan of Reorganization, the holders of a majority of the outstanding shares of the Fund entitled to vote in person or by proxy as of the Record Date for the Special Meeting will constitute a quorum.  Approval of the proposal will require the affirmative vote of a majority (i.e., more than 50%) of the outstanding shares of a Maryland Fund.

All shares represented by each properly signed proxy received before the Special Meeting will be voted at the Special Meeting.  Proxies may be voted by mail or by other instrument executed in writing (including electronic, telephonic, computerized or other alternatives to the execution of a written instrument) or by facsimile transmission, or by Internet.  If a shareholder specifies how the proxy is to be voted on any business properly to come before the Special Meeting, it will be voted in accordance with the instruction given.  If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization.  If any other matters come before the Special Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

If a quorum of shareholders of a Maryland Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Prospectus/Proxy Statement with respect to a Maryland Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of such Maryland Fund to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting with respect to a Maryland Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The Special Meeting with respect to a Maryland Fund may be adjourned from time to time by a majority of the votes of the Maryland Fund properly cast upon the question of adjourning the Special Meeting of such Maryland Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice.  The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal.  The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the proposal.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Approval of the Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal as described above.  If shareholders of a Maryland Fund do not approve the Reorganization, the Maryland Fund will continue to operate as a separate corporation, or the Maryland Fund’s Board may take any further action as it deems to be in the best interest of the Maryland Fund and its shareholders.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

THE BOARDS OF DIRECTORS OF THE MARYLAND FUNDS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION OF THE MARYLAND FUNDS INTO THE CORRESPONDING NEW FUNDS

II.    PROPOSAL 2

APPROVAL OF THE ELECTION OF THE FUNDS’
BOARDS OF DIRECTORS/TRUSTEES

APPLICABLE FUNDS:
BUFFALO BALANCED FUND, INC.
BUFFALO HIGH YIELD FUND, INC.
BUFFALO LARGE CAP FUND, INC.
BUFFALO SMALL CAP FUND, INC.
BUFFALO USA GLOBAL FUND, INC.
BUFFALO FUNDS

A.    INTRODUCTION

Shareholders of each of the Funds are being asked to vote on the election of the Boards of Directors/Trustees.  Five of the six nominees named below (each, a “Nominee,” and, collectively the “Nominees”) are currently Directors/Trustees of the Maryland Funds and the Trust and have served in that capacity since originally elected or appointed.  Four of the Nominees have previously been elected by shareholders.  Of the two Nominees who have not previously been elected by shareholders, one Nominee, Mr. Joseph C. Neuberger, has served as a Director/Trustee since his appointment by the Boards in May 2003.  Due to the pending resignation of Mr. Kent Gasaway, a current interested Director/Trustee, the Nominating Committee has nominated Mr. Sarris as a new interested Director/Trustee to fill the vacancy on the Boards that will be created by Mr. Gasaway’s resignation.  Each of the Nominees has consented to being named in this Prospectus/Proxy Statement and will serve if elected by shareholders.

The Maryland Funds’ Articles of Incorporation and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) do not require the annual election of Directors/Trustees.  However, in accordance with the 1940 Act, the Maryland Funds/Trust are required to hold a shareholders’ meeting for the election of Directors/Trustees if, after filling a vacancy on the Board, less than two-thirds of the Directors/Trustees holding office would have been elected by the shareholders.  Shareholders are being asked to approve the election of Mr. Neuberger, Mr. Sarris and each of the other Nominees so that all current members of the Boards have been approved by shareholders.  This will help to ensure compliance with the 1940 Act if one or more current members of the Boards resigns or retires.

B.    INFORMATION ABOUT THE NOMINEES AND THE BOARDS

The Nominees

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or registered investment management companies currently held by such Nominee, is set forth in the table below.  A Nominee is deemed to be an “independent” director/trustee (an “Independent Director/Trustee”) if the Nominee is not an “interested person” of the Funds as that term is defined in the 1940 Act.

NAME, AGE AND ADDRESS	CURRENT POSITION(S) HELD WITH MARYLAND FUNDS/ TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR/ TRUSTEE	OTHER DIRECTORSHIPS HELD BY DIRECTOR/ TRUSTEE
INTERESTED DIRECTOR/TRUSTEE NOMINEES
Joseph C. Neuberger (46) [1] 615 E. Michigan Street, Milwaukee, WI 53202	Director/ Trustee and Chairman	Indefinite term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC 1994 – present.	Ten	Trustee, USA MUTUALS (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with nineteen portfolios)
Grant P. Sarris (41) [1,2] 5420 West 61st Place Shawnee Mission, KS 66205	None	N/A
Portfolio Manager, Kornitzer Capital Management, Inc. 2003-present; Senior Vice President, Waddell and Reed Investment Management 2002-2003 and Portfolio Manager, Waddell and Reed Investment Management 1997-2003.
				N/A	None.
INDEPENDENT DIRECTOR/TRUSTEE NOMINEES
Thomas S. Case (66) 515 Piney Creek Road Reno, NV 89511	Director/ Trustee	Indefinite term and served since inception.	Retired	Ten	None
Gene M. Betts (54) Embarq Corp. 5454 W. 110th Street Overland Park, KS 66211	Director/ Trustee	Indefinite term and served since February 2001.	Chief Financial Officer, Embarq Corp. (telecommunications company) August 2005-present; Senior Vice President and Treasurer, Sprint Corp. (telecommunications company) 1990-2005.	Ten	Director, Garmin Ltd (a global positioning equipment company)
J. Gary Gradinger (63) Golden Star Inc. 400 East 10th Avenue North Kansas City, MO 64116	Director/ Trustee	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products) 1968-present.	Ten	Director, MGP Ingredients, Inc. (a producer of food products)

NAME, AGE AND ADDRESS	CURRENT POSITION(S) HELD WITH MARYLAND FUNDS/ TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR/ TRUSTEE	OTHER DIRECTORSHIPS HELD BY DIRECTOR/ TRUSTEE
Philip J. Kennedy (61) Department of Business Administration Penn State Shenango 147 Shenango Avenue Sharon, PA 16146	Director/ Trustee	Indefinite term and served since May 1995.	Internship Coordinator and Instructor in the Department of Business Administration, Penn State Shenango, 2001- present.	Ten	Director, Great Plains Trust Company (a Kansas Chartered trust company)

1 This Nominee may be deemed to be an “interested person” of the Funds as that term is defined in the 1940 Act.  Mr. Sarris is an interested person due to his employment by KCM, the Funds’ investment advisor.  Mr. Neuberger is an interested person due to his employment by U.S. Bancorp Fund Services, LLC, the Funds’ administrator and transfer agent, and an affiliate of the Funds’ underwriter, Quasar Distributors, LLC.

2 If Mr. Sarris is elected as a Director/Trustee, he will serve an indefinite term effective as of the date of the Special Meeting, and as a Director/Trustee will oversee ten portfolios in the fund complex.

Executive Officers

Officers of the Maryland Funds and the Trust are elected by each Board to oversee the day-to-day activities of the Funds.  Information about the executive officers of each Maryland Fund and the Trust, including their business addresses, ages and principal occupations during the past five years, is set forth in the table below.

NAME, AGE AND ADDRESS	POSITION WITH THE MARYLAND FUNDS/ TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
Kent W. Gasaway (47) 5420 West 61st Place Shawnee Mission, KS 66205	Interested Director/ Trustee President and Treasurer	Indefinite term and served since inception. One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 1991-present.
Barry Koster (46) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer/Anti-Money Laundering Officer	Indefinite term and served since October 2004
Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company); Senior Manager from 2001-2002, Mock & Dakan P.C.; Senior Manager from 1990-2001, KPMG LLP (public accounting firm).

Rachel A. Spearo (28) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since February 2006.	Counsel, U.S. Bancorp Fund Services, LLC since September 2004.

Responsibilities of the Boards

The business and affairs of the Funds are managed under the direction of the Boards of Directors/Trustees, including general oversight and review of investment policies and activities of each Fund.  The Boards also elect the officers of the Funds, who are responsible for supervising and administering each Fund’s day-to-day operations.  The Boards held four meetings during the fiscal year ended March 31, 2008.  Each incumbent director/trustee attended at least 75% of the Boards’ meetings and the meetings of the Boards’ committees on which the director/trustee served during such period.

Shareholders wishing to communicate with the Boards of Directors/Trustees or individual directors/trustees should send such correspondence to the offices of USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Shareholder communications will be sent directly to the applicable Board member(s).  The Funds currently do not have a policy with respect to Board members’ attendance at shareholder meetings.

Committees of the Boards

Audit Committee. Each Board has an Audit Committee, which assists the Board in fulfilling its duties relating to each Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent registered public accounting firm.  Each Board’s Audit Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Independent Directors/Trustees.  The specific functions of the Audit Committee include recommending the engagement or retention of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and results of the auditing engagement, approving professional services provided by the independent registered public accounting firm prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent registered public accounting firm, reviewing the scope and results of the Funds’ procedures for internal auditing, and reviewing the Funds’ system of internal accounting controls.  The Audit Committee met once during the last fiscal year.

Nominating Committee.  Each Board has a Nominating Committee, which has the responsibility, among other things, to:  (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review and approve Director/Trustee compensation; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.  The Nominating Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Independent Directors/Trustees.

According to the Nominating Committee Charter approved by the Boards, the Nominating Committee will consider and review shareholder recommendations for nominations to fill vacancies on a Board if such recommendations are properly submitted to the Committee or the Fund.  In order to recommend a nominee, a “qualifying shareholder” (as defined below) should provide a written notice to the Nominating Committee containing the following information: (a) the name and address of the qualifying shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the Fund that are owned of record and beneficially by such qualifying shareholder and the length of time that such shares have been so owned by the qualifying shareholder; (c) a description of all arrangements and understandings between such qualifying shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such qualifying shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person recommended to serve as a director/trustee of the Maryland Funds and the Trust if so nominated and elected/appointed.  The notice should be sent to the chairperson of the Nominating Committee, Mr. J. Gary Gradinger, care of the Secretary of the Maryland Funds and the Trust at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and the envelope containing the notice should indicate “Nominating Committee.”

A “qualifying shareholder” who is eligible to recommend a nominee to the Nominating Committee is a (i) shareholder that beneficially owns more than 5% of a Fund’s outstanding shares for at least 12 months prior to submitting the recommendation to the Nominating Committee, or (ii) a group of shareholders that beneficially own, in the aggregate, more than 5% of a Fund’s shares for at least 12 months prior to submitting the recommendation to the Nominating Committee and (iii) provides a written notice to the Nominating Committee containing the information set forth above.

It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long-term commitment to the Funds and their other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and all of their shareholders.

In the event the Nominating Committee receives a recommendation from a qualifying shareholder (i) during a time when no vacancy exists or is expected to exist in the near term or (ii) within 60 days of the date of the meeting of the Board at which the Board acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and, in each case, the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

Valuation Committee.  Each Board has a Valuation Committee that is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when a full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  The Valuation Committee meets as necessary when a market quotation for a Fund’s portfolio security is not readily available.  Currently, Mr. Gasaway, Mr. Neuberger and Mr. Eric McCormick, an assistant officer of the Funds, are members of the Valuation Committee.

Compensation

The Funds do not directly compensate any Director/Trustee or any officer for their normal duties and services.  Mr. Gasaway, Mr. Neuberger and Mr. Sarris, who are interested persons of the Funds due to their employment with the Advisor and USBFS, respectively, are compensated by those organizations and not by the Funds.  USBFS, as paying agent for KCM,  pays the independent director/trustee fees from its share of the management fee that it receives from KCM.  USBFS provides this service as part of its written agreement with KCM, which has been reviewed and approved by the Funds’ Boards of Directors/Trustees. USBFS is an affiliate of the Funds’ underwriter.

Each Independent Director/Trustee receives an annual retainer of $12,000 for each fiscal year (April 1 to March 31), plus $200 per Fund for each Board meeting attended in person and $100 per Fund for meetings attended by telephone.  Each Board generally meets four times each year.  The following table shows the amount of fees paid by USBFS, pursuant to its agreement with KCM, to each Independent Director/Trustee for the fiscal year ended March 31, 2008:

Name of Person, Position	Fees Paid on Behalf of Buffalo Funds Complex[1]
Thomas S. Case, Director/Trustee	$19,800
Gene M. Betts, Director/Trustee	$19,800
J. Gary Gradinger, Director/Trustee	$19,800
Philip J. Kennedy, Director/Trustee	$19,800
1These figures represent the annual aggregate compensation by the Fund Complex for the fiscal year ended March 31, 2008.  The Fund Complex is currently comprised of six separate registered investment companies with each company’s Board comprised of the same Directors/Trustees.

Reimbursements for out-of-pocket expenses are accrued and paid for by the Funds.  As of March 31, 2007, the Funds had paid the following reimbursements for such expenses:

Fund Name	Reimbursements for Expenses
Buffalo Balanced	$ 738
Buffalo High Yield	$ 738
Buffalo Jayhawk China	$ 738
Buffalo Large Cap	$ 738
Buffalo Micro Cap	$ 738
Buffalo Mid Cap	$ 738
Buffalo Science & Technology	$ 738
Buffalo Small Cap	$ 738
Buffalo USA Global	$ 738
Buffalo International	$ 184

C.    SHAREHOLDER APPROVAL

Approval of Proposal 2 by a Maryland Fund’s or the Trust’s shareholders will require the affirmative vote of a plurality of the votes cast by that Maryland Fund or Trust’s shareholders at the Special Meeting, provided that a quorum is present.  “Plurality” means that the individuals with the largest number of votes are elected as directors/trustees up to the maximum number of directors/trustees to be elected at the Special Meeting.

THE BOARDS OF DIRECTORS/TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE TO THE BOARDS OF DIRECTORS/TRUSTEES

III.    PROPOSAL 3

APPROVAL OF A UNIFORM SET OF
FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE FUNDS:
BUFFALO BALANCED FUND, INC.
BUFFALO HIGH YIELD FUND, INC.
BUFFALO INTERNATIONAL FUND
BUFFALO JAYHAWK CHINA FUND
BUFFALO LARGE CAP FUND, INC.
BUFFALO MICRO CAP FUND
BUFFALO MID CAP FUND
BUFFFALO SCIENCE & TECHNOLOGY FUND
BUFFALO SMALL CAP FUND, INC.
BUFFALO USA GLOBAL FUND, INC.

A.    INTRODUCTION

The Boards of Directors/Trustees of the Maryland Funds and the Trust have adopted certain investment restrictions as “fundamental” policies for each of the Funds.  Under the 1940 Act, “fundamental” investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, which means the vote of (1) more than 50% of the outstanding voting securities of a Fund or (2) 67% or more of the voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less.  Certain investment restrictions relating to activities specified by the 1940 Act are required to be fundamental.  Others may be designated as fundamental depending upon the circumstances of a fund.

As new funds have been added to the Buffalo family of funds over the years, the fundamental investment restrictions relating to the same types of investment activities were expressed in different ways for different funds.  Some of the differences reflect changes in the positions of the staff of the SEC or other regulatory requirements.  Certain restrictions for older Funds were adopted in response to regulatory or industry conditions that no longer exist or are no longer applicable to a Fund.

The uniform fundamental investment restrictions that are proposed herein have been drafted to reflect all current legal and regulatory requirements under the 1940 Act.  None of the proposed changes in fundamental investment restrictions are expected to have a material effect on the way the Funds’ investments are currently managed.  The Boards of Directors/Trustees are recommending that shareholders approve the amendment of certain of the Funds’ fundamental investment restrictions principally because such investment restrictions are currently more restrictive than is required under federal securities laws, and the proposed restrictions will allow the Funds greater flexibility in meeting their investment objectives.  The Boards of Directors/Trustees believe that the proposed changes are in the best interests of each Fund and its shareholders because they will modernize the fundamental investment restrictions and should enhance each Fund’s ability to achieve its investment objective while responding to future legal, regulatory, market and technical changes.  If the uniform list of fundamental investment restrictions is approved by the Funds’ shareholders, the current fundamental investment restrictions will be superseded and no longer apply.

In addition to the fundamental investment restrictions of each Fund, there is also a set of uniform non-fundamental investment restrictions for the Funds which sets forth additional limits on the investment strategies and policies of the Funds.  These non-fundamental investment restrictions are described in the SAI and outlined in Section VI as well.  The non-fundamental investment restrictions supplement the fundamental investment restrictions and may be considered in evaluating the proposed uniform fundamental investment restrictions.

B.    DISCUSSION OF PROPOSAL

Current Fundamental Investment Restrictions of the Funds

The fundamental investment restrictions of the Funds are set forth below.

Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap and Buffalo USA Global Funds

These four Buffalo Funds will not:

(1)
As to 75% of their respective total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2)
Engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3)
Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);

(4)	Make loans to any of its officers, directors or employees, or to its manager, general distributor or officers or directors thereof;
(5)	Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);
(6)	Invest in companies for the purpose of exercising control of management;
(7)	Purchase securities on margin, or sell securities short, except that a Fund may write covered call options;
(8)	Purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation; and pursuant to the 1940 Act;
(9)
Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years of continuous operations;

(10)
Except for transactions in its shares or other securities through brokerage practices, which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

(11)
Borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of a Fund shall have asset coverage of at least 3 to 1;

(12)	Make itself or its assets liable for the indebtedness of others;
(13)	Invest in securities which are assessable or involve unlimited liability;
(14)
Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries; or, purchase or retain securities of any company in which any Fund officer, director or the Advisor--its partners, officers or director--beneficially own more than 1/2 of 1% of such company’s securities, if all such persons owning more than 1/2 of 1% of such company’s securities, own in the aggregate more than 5% of the outstanding securities of such company.

Buffalo Small Cap Fund

The Buffalo Small Cap Fund will not:

(1)
As to 75% of its total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2)
Engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3)
Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);

(4)
Make loans to other persons, except by the purchase of debt obligations which are permitted under its policy (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

(5)	Purchase securities on margin, or sell securities short, except that the Fund may write covered call options;
(6)
Borrow or pledge its credit under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; or,

(7)
Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries.  The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries.

Buffalo Micro Cap Fund

The Buffalo Micro Cap Fund will not:

(1)
As to 75% of its total assets, purchase the securities of any one issuer, except the United States government or other investment companies, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer;

(2)
Engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), futures contracts or options thereon;

(3)
Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4)
Make loans to other persons, except by the purchase of debt obligations which are permitted under its investment strategies or policies (entry into a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities will not be deemed a loan for purposes of this investment restriction);

(5)	Purchase securities on margin, or sell securities short, except that the Fund may write covered call options;
(6)
Borrow or pledge its assets in an amount exceeding 10% of the value of its total assets, and, in the event that market conditions or other factors result in the Fund’s borrowed amounts exceeding 10% of its assets (including the amount borrowed), the Fund will reduce the amount of its borrowing to an extent and in such a manner required by the 1940 Act.  The Fund will not borrow for the purposes of leveraging its investments, but only for temporary or emergency purposes; or,

(7)
Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry, for example: technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries.  The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries.

Buffalo Jayhawk China Fund

The Buffalo Jayhawk China Fund will not:

(1)
Purchase or sell real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or from investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), futures contracts or options thereon;

(2)
Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);

(3)
Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker-dealers or institutional investors;

(4)	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit;
(5)
Make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

Buffalo Mid Cap and Buffalo Science & Technology Funds

Neither of these Buffalo Funds will:

(1)
As to 75% of their respective total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2)
Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit either Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries;

(3)
Borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit; the regulatory limits allow either Fund to borrow up to 5% of its total assets for temporary purposes and to borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets; the effect of this provision is to allow either Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets, including those assets represented by the borrowing;

(4)
Underwrite the securities of other issuers, except that either Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933;

(5)
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent either Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(6)
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent either Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities; or,

(7)
Make loans, provided that this restriction does not prevent either Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors.

Buffalo International Fund

The Buffalo International Fund will not:

(1)
Purchase or sell real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or from investing in securities that are secured by real estate or interests therein), or commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities, futures contracts or options thereon);

(2)
Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);

(3)
Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its portfolio securities to broker dealers or institutional investors;

(4)
Borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit; the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed).  In addition, the Fund may borrow up to 5% of its total assets from a bank or other person for temporary purposes;

(5)
Make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities); or

(6)	Change its classification from diversified as defined under the 1940 Act to non-diversified.

Proposed New Fundamental Investment Restrictions

If Proposal 3 is approved by the shareholders of a Fund, the following fundamental investment restrictions will be substituted for that Fund’s existing fundamental investment restrictions:

For All Funds

Each Fund will not:

(1)
as to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);

(2)
engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein;

(3)
underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);

(4)
make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement;

(5)
borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes;

(6)
make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies); or

(7)
purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

Discussion of Proposed Fundamental Restrictions

Proposed Fundamental Investment Restriction (1)

Proposed Fundamental Investment Restriction (1) relates to each Fund’s status as a diversified investment company under the meaning of the 1940 Act.  The 1940 Act requires that a diversified fund have at least 75% of the value of its total assets in cash and cash equivalents, Government securities, securities of other investment companies, and other securities.  Furthermore, the Fund may not own securities of a single issuer that account for more than 5% of the Fund’s assets or that constitute more than 10% of the issuer’s voting securities.  The Boards of Directors/Trustees believe it is appropriate to include this fundamental investment restriction for all Funds because the 1940 Act requires shareholder approval in order to change a Fund’s sub-classification from diversified to non-diversified.

All Funds, with the exception of the Buffalo Jayhawk China Fund and the Buffalo International Fund, already include a fundamental restriction that is  materially the same as the proposed restriction.  Even though the Buffalo Jayhawk China Fund and Buffalo International Fund do not currently classify this restriction as fundamental, the Funds’ registration statements disclose that the Funds are “diversified” funds within the meaning of the 1940 Act, and that such classification cannot change without shareholder approval.  The approval of this fundamental restriction will not change the status of any Fund, and all Funds will continue to be classified as “diversified” funds within the meaning of the 1940 Act.

Proposed Fundamental Investment Restriction (2)

While the 1940 Act does not prohibit a fund from investing in real estate, it does require that a fund’s policy with respect to investing in real estate be fundamental.  Each Fund is currently subject to a fundamental policy prohibiting it from investing in real estate.  The Boards of Directors/Trustees believe the new fundamental investment restriction with respect to investing in real estate is appropriate for each Fund because it is consistent with the investment strategy of each Fund, and will provide uniformity among the Funds.

Proposed Fundamental Investment Restriction (3)

Each Fund is currently subject to a fundamental investment restriction that prohibits it from acting as an underwriter of securities or an underwriter of securities of other issuers.  Under the 1940 Act, a fund’s policy concerning underwriting is required to be fundamental.  A company is generally considered to be an underwriter if it participates in the public distribution of securities of other issuers, including the purchasing of securities from another issuer with the intention of re-selling the securities to the public.  Because underwriters are subject to significant regulatory requirements, the Funds operate in a manner that allows them to avoid acting as underwriters.  The fundamental investment restriction with respect to underwriting is currently uniform for all Funds, and no changes are being proposed for this fundamental investment restriction.

Proposed Fundamental Investment Restriction (4)

The 1940 Act requires that a fund describe its policies with respect to making loans, and that such policies be designated as fundamental.  The Funds are currently subject to a fundamental restriction prohibiting them from making loans, with each Fund’s restriction carving out exceptions for lending activity that is consistent with that Fund’s investment strategy (for example, investing in publicly distributed debt securities or repurchase agreements, or lending of portfolio securities).  The Boards of Directors/Trustees recommends that the Funds adopt the new fundamental investment restriction because it provides for a uniform restriction with respect to making loans for all Funds, while allowing a Fund to engage in activities that are consistent with its investment strategy.

Proposed Fundamental Investment Restriction (5)

The 1940 Act imposes limits on the ability of open-end funds to borrow money or issue senior securities.  The purpose of this limitation is to protect shareholders by ensuring that a fund does not subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that would have precedence over the rights of shareholders.  Under the 1940 Act, policies and restrictions relating to borrowing and issuance of senior securities must be fundamental.

The 1940 Act makes it unlawful for any fund to issue any class of senior security or sell any senior security of which it is the issuer, except that a fund is permitted to borrow from any bank, provided that immediately after borrowing there is an asset coverage of at least 300% for all borrowings of the fund, and provided further, that in the event that such asset coverage falls below 300%, the fund shall within 3 days thereafter, reduce the amount of its borrowings to such an extent that the asset coverage of the fund’s borrowings shall be at least 300%.  Under the 1940 Act, a fund is also permitted to borrow up to 5% of its total assets for temporary purposes.  While the Funds use a variety of descriptions, all generally describe the borrowing limitations within the 1940 Act although most of the Funds also cap borrowings at 10% of their respective net assets, which is not required under the 1940 Act.  This 10% cap on borrowing will be eliminated if the Funds’ shareholders approve this proposal.  The proposed new fundamental investment restriction would allow each Fund to borrow within the specified limits of the 1940 Act.

Proposed Fundamental Investment Restriction (6)

Under the 1940 Act, a fund’s policy with respect to concentration of investments in the securities of companies in any particular industry must be fundamental.  The Funds’ currently have varied investment restrictions with respect to concentration that in some cases specifically reference particular industries or groups of industries within the restriction.  Many of these references are out of date with respect to a Fund’s current investment strategy.  The Boards of Directors/Trustees recommend the new fundamental investment restriction because it is the same as the Funds’ current policies in all material respects, while refraining from specifically mentioning industries or groups of industries that may become irrelevant in the future.  The proposed restriction is drafted to provide the Funds with flexibility to respond to changes in the SEC staff’s position on concentration of investments or to other relevant legal, regulatory or market developments without the delay of a shareholder vote. Adoption of the proposed restriction will not materially affect the manner in which the Funds are managed because this change does not reflect a change from non-concentration to concentration or vice versa.

Proposed Fundamental Investment Restriction (7)

Although the 1940 Act does not prohibit a fund from investing in futures contracts and options thereon, each Fund is currently subject to a fundamental policy that prohibits it from investing in physical commodities, futures contracts and options thereon.  The use of financial futures contracts (such as interest rate and index futures contracts), and options thereon, and other financial instruments have become an important tool that allows for efficient management of a fund’s portfolio.  Such instruments may be used to gain market exposure when other acceptable investments are not available or during periods of market volatility or to hedge portfolio positions.  To the extent that the Advisor employs such financial instruments in the management of a Fund’s portfolio, a Fund will observe the “cover” and/or “segregation” requirements of the 1940 Act applicable to the issue of senior securities.  The Boards of Directors/Trustees believe that the new fundamental investment restriction with respect to investing in physical commodities and commodities contracts is appropriate for each Fund in order to provide uniformity among the Funds and to permit the Advisor to efficiently manage a Fund’s portfolio through investments in derivative financial instruments.

Discussion of Material Differences and New Risks Which May Arise As A Result of Proposed Uniform Fundamental Investment Restrictions

If Proposal 3 is approved by the shareholders of a Fund, the proposed fundamental investment restrictions described above will become that Fund’s fundamental investment restrictions.  Approval of the proposed uniform set of fundamental investment restrictions for most of the Funds will result in minor rewording and limited changes to the majority of current fundamental investment restrictions.  In some instances, however, fundamental investment restrictions are added, eliminated, reclassified as non-fundamental and/or modified in a substantive manner.  These differences could give rise to material risks in the future. For more information on the proposed changes to the fundamental investment restrictions for each Fund, please see Section VI, which compares each current fundamental investment restriction to the proposed uniform set of fundamental investment restrictions and notes material differences and possible risks which may arise as a result of the changes.

The proposed changes to each Fund’s fundamental investment restrictions do not suggest that there is any intention or plan to change the investment objectives, strategies or policies of the Fund. The investment objectives, strategies or policies of each Fund are expected to remain the same.  Since the current operation of the Funds will not change as a result of the change in fundamental investment restrictions, there is no material increase in risk to shareholders at the present time.  Nevertheless, it is possible that a Fund may, in the future, implement a strategy or investment technique that is prohibited under the current fundamental investment restrictions. The Board may also approve a change to an investment restriction which, in some cases, previously required shareholder approval, although shareholders would be provided with prior written notice.  Since these possibilities exist and material risks may arise as a result, we urge you to carefully review the proposed changes to the investment restrictions applicable to your Fund and your rights with respect to voting on future change in these restrictions.

C.	SHAREHOLDER APPROVAL

Approval of Proposal 3 by a Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of that Fund, as defined in the 1940 Act.  Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present that the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. With respect to Proposal 3, shareholders of each Fund have the option of: (1) voting “For,” “Against” or “Abstain” as to all proposed changes in the Fund’s fundamental investment restrictions; or (2) voting on each proposed change in the Fund’s fundamental investment restrictions separately. All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

THE BOARDS OF DIRECTORS/TRUSTEES UNANIMOUSLY RECOMMEND THAT
YOU VOTE FOR THE APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT
RESTRICTIONS FOR THE FUNDS

II.    PROPOSAL 4

APPROVAL OF THE REDESIGNATION OF CERTAIN FUNDS’ INVESTMENT
OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

APPLICABLE FUNDS:
BUFFALO BALANCED FUND, INC.
BUFFALO HIGH YIELD FUND, INC.
BUFFALO LARGE CAP FUND, INC.
BUFFALO SMALL CAP FUND, INC.
BUFFALO USA GLOBAL FUND, INC.

A.	INTRODUCTION

The Boards of Directors of Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds, Inc. recommend that shareholders of each Fund vote to approve the redesignation of the Fund’s investment objective from fundamental to non-fundamental.  This Proposal does not apply to the Buffalo International, Buffalo Jayhawk China, Buffalo Micro Cap, Buffalo Mid Cap or Buffalo Science & Technology Funds because the investment objectives of those Funds are already designated as non-fundamental.  The investment objectives for the Buffalo Balanced, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds are long-term growth of capital.  In addition, the Buffalo Balanced Fund seeks to produce high current income.  The investment objective for the Buffalo High Yield Fund is high current income with long-term growth of capital as a secondary objective.

B.	DISCUSSION OF PROPOSAL

The investment objective of each Fund to which this proposal applies is currently treated as “fundamental,” which means that any changes, even those that do not result in material changes in the manner in which a Fund is managed or the risks to which it is subject, require shareholder approval.  Under the 1940 Act, the Funds’ investment objectives are not required to be fundamental.  In order to provide Fund management with greater flexibility to respond to legal, regulatory, market or industry changes, the Boards of Directors have approved the redesignation of each applicable Funds’ investment objective from fundamental to non-fundamental.  A non-fundamental investment objective may be changed at any time by the Fund’s Board without the delay and expense of soliciting proxies and holding a shareholder meeting.

The redesignation from fundamental to non-fundamental will not change any of the Funds’ current investment objectives. This is a material change, however, and if approved, increases shareholder risk by permitting  a Fund’s Board to approve a change in a Fund’s investment objective in the future without obtaining shareholder approval.  However, if such a change is made, shareholders will be given thirty (30) days written notice of the change prior to its implementation.

C.	SHAREHOLDER APPROVAL

Approval of Proposal 4 by a Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of that Fund, as defined in the 1940 Act.  Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present that the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.  If the redesignation of any Fund’s investment objective from fundamental to non-fundamental is not approved by shareholders of that Fund, that Fund’s investment objective will remain fundamental.  All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE
FOR THE APPROVAL OF THE REDESIGNATION OF THE BUFFALO BALANCED,
BUFFALO HIGH YIELD, BUFFALO LARGE CAP, BUFFALO SMALL CAP AND BUFFALO
USA GLOBAL FUNDS’ INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-

III.    PROPOSAL 5

APPROVAL OF THE REDESIGNATION OF CERTAIN FUNDS’ INVESTMENT
STRATEGIES AND POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

APPLICABLE FUNDS:
BUFFALO BALANCED FUND, INC.
BUFFALO HIGH YIELD FUND, INC.
BUFFALO LARGE CAP FUND, INC.
BUFFALO SMALL CAP FUND, INC.
BUFFALO USA GLOBAL FUND, INC.

A.	INTRODUCTION

The Boards of Directors of Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds, Inc. recommend that shareholders of each Fund vote for the approval of the redesignation of the Fund’s investment strategies and policies, as set forth in the Funds’ prospectus, from fundamental to non-fundamental.  This Proposal does not apply to the Buffalo International, Buffalo Jayhawk China, Buffalo Micro Cap, Buffalo Mid Cap or Buffalo Science & Technology Funds because the investment strategies and policies of those Funds are already designated as non-fundamental.

B.	DISCUSSION OF PROPOSAL

The investment strategies and policies of each Fund to which this proposal applies are currently treated as “fundamental,” which means that any changes, even those that do not result in significant changes in the manner in which a Fund is managed or the risks to which it is subject, require shareholder approval.  Under the 1940 Act, the Funds’ investment strategies and policies are not required to be fundamental.  In order to provide Fund management with greater flexibility to respond to legal, regulatory, market or industry changes, the Boards of Directors have approved the redesignation of each applicable Funds’ investment strategies and policies from fundamental to non-fundamental.  A non-fundamental investment strategy or policy may be changed at any time by a Fund’s Board without the delay and expense of soliciting proxies and holding a shareholder meeting.

For a complete discussion of your Fund’s investment strategies and policies, please refer to the Funds’ prospectus.  (Each Fund’s investment strategies and polices are also discussed herein – please see “Proposal 1: Information About the New Funds”)  The redesignation of the Funds’ investment policies and strategies from fundamental to non-fundamental will not change any of the Funds’ current investment strategies and policies.  This is a material change, however, and if approved, it will increase shareholder risk by permitting a Fund’s Board to approve a change in a Fund’s investment strategies or policies in the future without obtaining shareholder approval.  However, shareholders would be provided with 60 days’ prior written notice of any change in the Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap or Buffalo USA Global Fund’s investment policy of investing at least 80% of its net assets according to the strategies suggested by each of those Funds’ names.

C.	SHAREHOLDER APPROVAL

Approval of Proposal 5 by a Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of that Fund, as defined in the 1940 Act.  Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.  If the redesignation of any Fund’s investment strategies and policies from fundamental to non-fundamental is not approved by shareholders of that Fund, that Fund’s investment strategies and policies will remain fundamental.  All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE
FOR THE APPROVAL OF THE REDESIGNATION OF THE BUFFALO BALANCED,
BUFFALO HIGH YIELD, BUFFALO LARGE CAP, BUFFALO SMALL CAP AND BUFFALO
USA GLOBAL FUNDS’ INVESTMENT STRATEGIES AND POLICIES FROM
FUNDAMENTAL TO NON-FUNDAMENTAL

VI.   SUMMARY OF PROPOSED CHANGES IN THE FUNDS

A.	OVERVIEW OF MATERIAL DIFFERENCES AND RISKS

With the exception of Proposal 2, the foregoing proposals give rise to material differences in the Funds and, in some instances, pose new risks, if approved by the Funds’ shareholders.

Proposal 1

Proposal 1, regarding the reorganization of the Maryland Funds into new series of the Buffalo Funds, is a material change but does not pose new material risks. The Plan of Reorganization is being submitted for shareholder approval by the Boards of Directors of the Maryland Funds specifically because it is believed to simplify the structure of the Funds and will result in greater administrative efficiency, leading to probable decreases in operational expenses for shareholders of the Maryland Funds .

Proposal 3

Proposal 3, regarding a uniform set of fundamental investment restrictions for the Maryland Funds (which have been adopted by the New Funds) and the current Delaware Funds, is also a material change and the differences in some of the proposed investment restrictions, as compared to the current investment restrictions, result in material risk for investors. The extent of the differences and the materiality of the changes can be evaluated by reviewing the Table set forth below which compares each current fundamental investment restriction with the proposed uniform fundamental restriction (where applicable) for each Fund. The material differences and new risks for each investment restriction are noted.  You will have the opportunity to vote on the proposed change in each fundamental investment restriction or to vote “For” or “Against” the proposed changes collectively for each Fund.

As noted previously, there are no proposals to change the objectives, strategies or policies of any Funds.  All Funds will be operated in the same manner as they currently operate.  Accordingly, since the  Funds’ A dvisor has not proposed, and the Board of Directors/Trustees has not approved, any changes to the Funds’ objectives, strategies and policies, the Funds will be engaging in no new investment strategies or practices which give rise to additional risk to shareholders.  The only immediate material risk to shareholders is that, due to the modifications to the Funds’ fundamental investment restrictions, the Advisor could propose in the future, and the Board s of Directors/Trustees could approve, a change in strategy or policy that is prohibited under the current fundamental investment restrictions. One of the material risks which could arise in the future is a consequence of the proposed uniform Fundamental Investment Restriction (7), related to physical commodities and derivatives. This new restriction includes language which permits a Fund to decide in the future to use options, financial futures, futures contracts and other financial instruments which are considered more speculative than the Fund’s current strategies. These financial instruments can be of significant benefit in managing Fund assets, but pose greater risks.  Due to the limitations imposed on the Funds’ operations by the 1940 Act, however, many strategies and policies addressed by both the current and proposed fundamental investment restrictions are also prohibited or regulated by 1940 Act, so those strategies and policies will be subject to the restrictions of the 1940 Act, as well.  Any change to the proposed fundamental investment restrictions would require shareholder approval.

In evaluating the proposed new fundamental investment restrictions, a complete analysis would also include the uniform non-fundamental investment restrictions approved by the Boards of Directors/Trustees of each Fund. These non-fundamental investment restrictions further limit the types of investment strategies and practices which the Funds use in managing their assets. These non-fundamental investment restrictions are intended to further protect shareholders by clarifying the strategies and policies the Funds may and may not use, and to reduce shareholder risk by restricting certain types of more speculative investment techniques and practices inconsistent with the Funds’ objectives.  The uniform non-fundamental investment restrictions are set forth below, as well as in the T able for each Fund.  Any change in the non-fundamental investment restrictions must be approved by the Boards of Directors/Trustees of the Funds, in a manner, consistent with the best interests of the Fund and the Directors/Trustees fiduciary duty to the Funds.

Non-fundamental Investment Restrictions for the Funds :

(1)
Each of the Buffalo High Yield, Buffalo Jayhawk China, Buffalo Large Cap, Buffalo Small Cap, Buffalo Mid Cap, Buffalo Micro Cap and Buffalo USA Global Funds are permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction).  Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Funds currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

(2)
Each Fund will not invest more than 15% of its net assets in illiquid securities.  The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid assets are determined to exceed 15% of net assets, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

(3)	Each Fund will not invest in any issuer for purposes of exercising control or management.

(4)	Each Fund will not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

(5)
Each of the Buffalo High Yield, Buffalo Jayhawk China, Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Science & Technology, Buffalo Small Cap and Buffalo USA Global Funds will not change their respective investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Funds’ prospectus without first providing shareholders with at least 60 days’ prior notice.

The SAI for the New Funds assumes that shareholders of the Maryland Funds will approve Proposal 3 and, accordingly, reflects the fundamental and non-fundamental investment restrictions described in the Proposal.  To the extent any or all of the proposed changes to the Funds’ fundamental investment restrictions are not approved by the Maryland Funds’ shareholders, the fundamental investment restrictions for the New Funds will be amended to conform to the shareholder vote and the SAI for the New Funds will be supplemented to reflect the results of the shareholder vote.

Proposal 4

Proposal 4, which proposes that the five Maryland Funds redesignate their respective objectives from fundament to non-fundamental, is a material change. The effect of this proposal is to permit the Advisor to respond to volatile market conditions more quickly by changing the objectives of a Fund upon consideration and approval by the Board of Directors/Trustees.  Shareholders would be given thirty (30) days prior notice of a proposed change in objective, during which time they would have an opportunity to redeem their shares if in disagreement with the proposed change. Proposal 4 does give rise to a material risk that the Board of Directors/Trustees of a Fund could, at some point in the future, approve a change in the Fund’s objective, and shareholders would no longer have the right to vote on the proposed change. However, no change in the objective of any Fund is planned.

Proposal 5

Proposal 5, which proposes that the five Maryland Funds redesignate their respective strategies and policies from fundamental to non-fundamental, is a material change. Like Proposal 4, the effect of this proposal is to permit the investment advisor to respond to volatile market conditions more quickly by changing the strategies and policies of the Fund upon consideration and approval by the Board of Directors/Trustees.  Proposal 5 does give rise to a material risk that the Board of Directors/Trustees of a Fund could, at some point in the future, approve a change in the Fund’s strategies or policies, and shareholders would no longer have the right to vote on the proposed change. Shareholders would be provided with 60 days’ prior written notice of any change in the Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap or Buffalo USA Global Fund’s investment policy of investing at least 80% of its net assets according to the strategies suggested by each of those Funds’ names.  However, no change in the strategies or policies of any Fund is planned.

B.	DIFFERENCES BETWEEN THE MARYLAND FUNDS AND THE NEW FUNDS AS A RESULT OF THE PROPOSED CHANGES

The Maryland Funds and New Funds are intended to be identical with respect to objectives, strategies, policies and restrictions.  The New Funds will reflect any or all of the changes approved by the shareholders of the Maryland Funds as a result of this Prospectus/Proxy Statement.  The shareholders of the Maryland Funds are not being asked to reorganize into new series of the Delaware Trust that pose greater risks than the Maryland Funds.  Only if the Maryland Funds’ shareholders approve Proposals 3, 4 and 5 will there be material changes in the Funds.  As set forth in the SAI, the New Funds currently incorporate all changes contemplated by Proposals 3, 4 and 5.  To the extent some or all of these Proposals are not approved by the shareholders of the Maryland Funds, the SAI will be modified accordingly.

 Since no changes in objectives, strategies and policies are planned, the two immediate material risks which arise as a result of the proposals are: 1) the Board of Trustees of a Fund may approve an investment strategy or policy which was previously prohibited by a fundamental investment restriction; or 2) the Board of Trustees of a Fund may approve a change in objective, policy or strategy which was previously subject to shareholder vote.  In addition, material risks may arise in the future if the Fund does implement a change in objective, strategy or policy which is more speculative than the investment practices currently used by the Fund.  The rationale underlying these proposals is explained in detail in the discussion regarding each proposal.  By removing or modifying certain investment restrictions and authorizing the Board of Trustees to approve changes in objectives, policies or strategies on behalf on the shareholders of the relevant Fund, the Fund will be able to respond more quickly and with more options to the volatility and opportunities of a dynamic market environment. Any such approval by the Board of Trustees would have to be consistent with  its fiduciary duty to shareholders and be in the best interest of the Fund. It is important to note that any such future change could give rise to new and/or greater material risk for the Funds, as discussed below.   However, these changes and risks would be the same whether the Maryland Funds remain as is or are reorganized as the New Funds.

C.	SUMMARY OF CHANGES IN INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Outlined below are comparisons for each Fund, in table format, which set forth the current fundamental investment restriction or policy, the proposed restriction or policy and the material differences and new risks which do or may arise as result of each proposal.

PROPOSAL #3:   APPROVAL OF THE ADOPTION OF A UNIFORM SET OF INVESTMENT RESTRICTIONS

PROPOSAL #4:   APPROVAL OF THE REDESIGNATION OF INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTA L

PROPOSAL #5   APPROVAL OF THE REDESIGNATION OF INVESTMENT STRATEGIES AND POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

All three Proposals apply to the following Funds:

Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc

Buffalo Balanced Fund (BUFBX)
This Fund invests in domestic common stocks, convertible preferred stocks, convertible debt securities, corporate debt securities and other debt securities, many of which are higher-yielding, high-risk debt securities.

Current	Proposed	Material Differences and Risks
Investment Objectives, Strategy and Policies
Buffalo Balanced Fund  The investment objective of the Buffalo Balanced Fund is long-term growth of capital. It also seeks to produce high current income. The Fund invests in a combination of domestic common stocks, preferred stocks, convertible preferred stocks, convertible debt securities, corporate debt securities, and other debt securities, including mortgage- and asset-backed securities.  Many of the debt securities in which the Fund invests are higher-yielding, higher-risk investments rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.”  The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns.  The Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values.
	No Change.	The Fund does not intend to change its investment objective, strategies or policies, so no material differences or additional risks are expected.

PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks
#3A Diversification: As to 75% of  its total assets, the Fund may not purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

As to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase (a) the value of the Funds’ holdings  in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding securities of the issuer (this does not apply to investments in the securities of  the U.S. Government, or its agencies or instrumentalities or other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.
#3B Investments in Real Estate: The Fund may not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) or futures contracts.

The Fund will not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.

This restriction has been modified by separating it into two restrictions: (1) the prohibition on investments in real estate or commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities);  and (2) a new restriction (Proposal 3O below) which addresses  futures contracts or options thereon. As a result, this proposed restriction is not a material change, since it restricts the same types of activities, except for those now addressed by the proposed new restriction described in Proposal 30.

#3C Underwriting: The Fund may not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).

The Fund will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).
No change.

#3D Loans to Fund Affiliates: The Fund may not make loans to any of its officers, directors or employees, or to its manager, general distributor or officers or directors thereof.	Restriction eliminated.
This is not a material change since Section 17(a)(3) of the 1940 Act prohibits affiliated persons and the principal underwriter of a registered investment company from borrowing money or other property makes it illegal to borrow money or other property from a registered investment company or from any company controlled by it (unless the borrower is controlled by the lender).  The restriction was unnecessary, since such practices are regulated by law.

#3E Making Loans: The Fund may not make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).

The Fund will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund lend its securities. This is a material change, since securities lending by the Fund, if it occurs, could increase the risk to the shareholder. The principal risk is the potential default or insolvency of the borrower. The new restriction, however, conforms to current legal requirements for the Fund and, pursuant to those limits,  provides the Fund with the ability to lend its assets to increase Fund income.

#3F Investments for the Purpose of Exercising Control: The Fund may not invest in companies for the purpose of exercising control of management.	Changed to a non-fundamental restriction.	The Fund intends to remain bound by this restriction, but as noted above, there is a risk that the restriction could be changed without a shareholder vote.
#3G Margin Purchases and Short Selling: The Fund may not purchase securities on margin, or sell securities short, except that a Fund may write covered call options.	Restriction eliminated.
This is a material difference and  presents the possibility of increased risk, in that the Fund is no longer prohibited from engaging in margin purchases or short selling.  While increasing the possibility of higher returns, these investment strategies subject the Fund to a greater risk of loss and more stringent Trust and regulatory policies and monitoring requirements. Section 18 of the 1940 Act limits the conditions of use of these investment techniques to add protections for investors.

#3H Investments in Other Investment Companies:
The Fund may not purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation; and pursuant to the 1940 Act.
Changed to a non-fundamental restriction.
The Fund intends to remain bound by this restriction, but as noted above, there is a risk that the restriction could be changed without a shareholder vote.  In any event, Section 12(d)(1) of the 1940 Act limits the extent to which the Fund may invest in other investment companies.

#3I  Investments in Companies with Less than 3 Years Operation: The Fund may not invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years of continuous operations.
Restriction eliminated.
This is a material change and presents increased risk if the Fund elected to invest in such a company.  Companies with less than three years of operations are generally considered to pose more risk to investors.  In today’s market, however, with spin-off companies and other well-capitalized new companies, this may prevent the Fund from investing in a company which is consistent with its objectives. Nevertheless,  despite the elimination of this restriction, the Fund does not intend to change its practice of not investing in such companies.

#3J Transactions with Interested Persons: Except for transactions in its shares or other securities through brokerage practices, which are considered normal and generally accepted under circumstances existing at the time, the Fund may not enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest.
Restriction eliminated.
The elimination of this restriction means that the Fund is no longer prohibited from engaging in transactions with certain affiliates or organizations in which such affiliates have a financial interest.  This is a material change, and could subject the investor to risk.  Transactions with interested persons subject the Fund to the risk of higher cost, conflicts or interest and/or non-arm’s length terms and conditions. However,  most interested persons of the Fund are still restricted with respect to such transactions by Sections 10 and 17 of the 1940 Act, their fiduciary duty to investors and/or their obligation to avoid improper conflicts of interest if posed by such a transaction., as well as Board oversight for most types of such  transactions.

#3K Borrowing and Senior Securities:  The Fund may not borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of a Fund shall have asset coverage of at least 3 to 1.

The Fund will not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.

This restriction is modified to eliminate the requirement that borrowing be undertaken only for temporary or emergency purposes and removes the 10% cap for emergency purposes. This is a material change, since increased borrowing by the Fund, if it occurs, could increase the risk to shareholders. The new restriction, however, conforms to current legal requirements for the Fund and provide s the Fund with the ability to leverage its assets to enhance investment performance.

#3L Assumption of Liability of Others: The Fund may not make itself or its assets liable for the indebtedness of others.	Restriction eliminated.
This is a material change and, should the Fund elect to engage in such transactions, there could be a material increase in the risk to investors. In the event that the Fund assumes liability for the indebtedness of others, there would be a risk that the Fund would have to divest itself of investor assets to satisfy the liability with out corresponding income or gain. In most cases, this would involve a private loan, which is prohibited by the Fund’s restrictions on loans and further regulated by Section 18 of the 1940 Act. Moreover, the Fund  does not intend to assume liabilities of others.

#3M Investments in Securities with Unlimited Liability: The Fund may not invest in securities which are assessable or involve unlimited liability.	Restriction eliminated.
All stocks issued today are non-assessable stocks, so the removal of the restriction regarding assessable stocks does not increase risk. However, removing the restriction regarding investments in securities with unlimited liability is a material change and, should the Fund elect to invest in such transactions, there would be a material increase in the risk to investors because of the potential to lose more than the shareholder’s investment.

#3N Concentration: The Fund may not make  investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries; or,  purchase or retain securities of any company in which any Fund officer, director or the Advisor--its partners, officers or director--beneficially own more than 1/2 of 1% of such company’s securities, if all such persons owning more than 1/2 of 1% of such company’s securities, own in the aggregate more than 5% of the outstanding securities of such company.

The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

The wording of this restriction is modified slightly, but the substantive effect remains the same: to prohibit the Fund from making investments which result in the concentration of assets in any one industry.  The change is not material and the probability of increased risk is not material.

#3O Physical Commodities and Derivatives: Previously no separate restriction.
The Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

The Fund is currently subject to a fundamental investment restriction that prohibits it from investing in physical commodities or commodities contracts,. However, the use of financial futures contracts (such as interest rate and index futures contracts), and options thereon, and other financial instruments have become important tools that allow for efficient management of a fund’s portfolio.
The new restriction is a material change and could materially increase the risk of the Fund.  Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments. The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks.  Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future.

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Purchase of Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investment for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitations on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

PROPOSAL #4 APPROVAL OF THE REDESIGNATION OF INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s Investment Objective.	Approval by the Board of Trustees with 30 prior written notice to shareholders is required for a change in the Fund’s Investment Objective.
This is a material change and there is a material risk that the Fund could change its Investment Objective without a shareholder vote. However, the Fund does not intend to change its Investment Objective. In addition, any future changes would have to be approved by the Board of  Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of the shareholders.  Moreover, shareholders would be given 30 days written notice prior to any change.

PROPOSAL #5 APPROVAL OF THE REDESIGNATION OF THE FUND’S INVESTMENT STRATEGIES AND POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s investment strategies and policies.	Approval by the Board of Trustees is required for a change in the Fund’s investment strategies and policies.
This is a material change and there is a material risk that the Fund could change its investment strategies and policies without a shareholder vote. However, the Fund does not intend to change its strategies and policies. In addition, any future changes would have to be approved by the Board of  Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of the shareholders.

Buffalo High Yield Fund (BUFHX)
This Fund invests at least 80% of its net assets in higher-yielding, higher-risk debt securities..
Current	Proposed	Material Differences and Risks
Investment Objective, Strategy and Policies
Buffalo High Yield Fund The investment objective for the Buffalo High Yield Fund is high current income with long-term growth of capital as a secondary objective.  The Fundnormally invests at least 80% of its net assets in higher-yielding, high-risk, debt securities rated below investment grade by the major rating agencies (or in similar unrated securities).  The Fund may also invest in preferred stocks, convertible preferred stocks, convertible debt securities, as well as mortgage- and asset-backed securities.  The Fund’s Advisor performs extensive fundamental investment research to identify investment opportunities for the Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including (1) financial strength of the issuer, (2) cash flow, (3) management, (4) borrowing requirements, (5) sensitivity to changes in interest rates and business conditions and (6) relative value.  While the Fund maintains flexibility to invest in bonds of varying maturities, the Fund generally holds bonds with intermediate-term maturities.
	No Change.	The Fund does not intend to change its investment objective, strategies or policies, so no material differences or additional risks are expected.

PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions.
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks
#3A Diversification: As to 75% of its  total assets, the Fund may not purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

As to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase (a) the value of the Funds’ holdings  in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding securities of the issuer (this does not apply to investments in the securities of  the U.S. Government, or its agencies or instrumentalities or other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.
#3B Investments in Real Estate: The Fund may not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) or futures contracts.

The Fund will not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.

This restriction has been modified by separating it into two restrictions: (1) the prohibition on investments in real estate or commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities);  and (2) a new restriction (Proposal 3O below) which addresses  futures contracts or options thereon. As a result, this proposed restriction is not a material change, since it restricts the same types of activities, except for those now addressed by the proposed new restriction described in Proposal 30.

#3C Underwriting: The Fund may not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).

The Fund will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).
No change.
#3D Loans to Fund Affiliates: The Fund may not make loans to any of its officers, directors or employees, or to its manager, general distributor or officers or directors thereof.	Restriction eliminated.
This is not a material change since Section 17(a)(3) of the 1940 Act prohibits affiliated persons and the principal underwriter of a registered investment company from borrowing money or other property makes it illegal to borrow money or other property from a registered investment company or from any company controlled by it (unless the borrower is controlled by the lender).  The restriction was unnecessary, since such practices are regulated by law.

#3E Making Loans: The Fund may not make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).

The Fund will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund lend its securities. This is a material change, since securities lending by the Fund, if it occurs, could increase the risk to the shareholder. The principal risk is the potential default or insolvency of the borrower. The new restriction, however, conforms to current legal requirements for the Fund and, pursuant to those limits,  provides the Fund with the ability to lend its assets to increase Fund income.

#3F Investments for the Purpose of Exercising Control: The Fund may not invest in companies for the purpose of exercising control of management.	Changed to a non-fundamental restriction.	The Fund intends to remain bound by this restriction, but as noted above, there is a risk that the restriction could be changed without a shareholder vote.
#3G Margin Purchase and Short Selling: The Fund may not purchase securities on margin, or sell securities short, except that a Fund may write covered call options.	Restriction eliminated.
This is a material difference and  presents the possibility of increased risk, in that the Fund is no longer prohibited from engaging in margins purchases or short selling.  While increasing the possibility of higher returns, these investment strategies subject the Fund to a greater risk of loss and more stringent Trust and regulatory policies and monitoring requirements.  Section 18 of the 1940 Act limits the conditions of use of these investment techniques to add protections for investors.

#3H Investments in Other Investment Companies:
The Fund may not purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation; and pursuant to the 1940 Act.
Changed to a non-fundamental restriction.
The Fund intends to remain bound by this restriction, but as noted above, there is a risk that the restriction could be changed without a shareholder vote.  In any event, Section 12(d)(1) of the 1040 Act limits the extent to which the Fund may invest in other investment companies.

#3I  Investments in Companies with Less than 3 Years Operation: The Fund may not invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years of continuous operations.
Restriction eliminated.
This is a material change and presents increased risk if the Fund elected to invest in such a company.  Companies with less than three years of operations are generally considered to pose more risk to investors.  In today’s market, however, with spin-off companies and other well-capitalized new companies, this may prevent the Fund from investing in a company which is consistent with its objectives. Nevertheless, despite the elimination of this restriction, the Fund does not intend to change its practice of not investing in such companies.

#3J Transactions with Interested Persons: Except for transactions in its shares or other securities through brokerage practices, which are considered normal and generally accepted under circumstances existing at the time, the Fund may not enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest.
Restriction eliminated.
The elimination of this restriction means that the Fund is no longer prohibited from engaging in transactions with certain affiliates or organizations in which such affiliates have a financial interest.  This is a material change, and could subject the investor to risk.  Transactions with interested persons subject the Fund to the risk of higher cost, conflicts or interest and/or non-arm’s length terms and conditions. However,  most interested persons of the Fund are still restricted with respect to such transactions by Sections 10 and 17 of the 1940 Act, their fiduciary duty to investors and/or their obligation to avoid improper conflicts of interest if posed by such a transaction., as well as Board oversight for most types of such  transactions.

#3K Borrowing and Senior Securities:   The Fund may not borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of a Fund shall have asset coverage of at least 3 to 1.

The Fund will not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.

This restriction is modified to eliminate the requirement that borrowing be undertaken only for temporary or emergency purposes and removes the 10% cap for emergency purposes, This is a material change, since increased borrowing by the Fund, if it occurs, could increase the risk to shareholders. The new restriction, however, conforms to current legal requirements for the Fund and provide s the Fund with the ability to leverage its assets to enhance investment performance.

#3L Assumption of Liability of Others: The Fund may not make itself or its assets liable for the indebtedness of others.	Restriction eliminated.
This is a material change and, should the Fund elect to engage in such transactions, there could be a material increase in the risk to investors. In the event that the Fund assumes liability for the indebtedness of others, there would be a risk that the Fund would have to divest itself of investor assets to satisfy the liability with out corresponding income or gain. In most cases, this would involve a private loan, which is prohibited by the Fund’s restrictions on loans and further regulated by Section 18 of the 1940 Act. Moreover, the Fund does not intend to assume liabilities of others.

#3M Investments in Securities with Unlimited Liability: The Fund may not invest in securities which are assessable or involve unlimited liability.	Restriction eliminated.
All stocks issued today are non-assessable stocks, so the removal of the restriction regarding assessable stocks does not increase risk. However, removing the restriction regarding investments in securities with unlimited liability is a material change and, should the Fund elect to invest in such transactions, there would be a material increase in the risk to investors because of the potential to lose more than the shareholder’s investment.

#3N Concentration: The Fund may not make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries; or,  purchase or retain securities of any company in which any Fund officer, director or the Advisor--its partners, officers or director--beneficially own more than 1/2 of 1% of such company’s securities, if all such persons owning more than 1/2 of 1% of such company’s securities, own in the aggregate more than 5% of the outstanding securities of such company.

The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

The wording of this restriction is modified slightly, but the substantive effect remains the same: to prohibit the Fund from making investments which result in the concentration of assets in any one industry.  The change is not material and the probability of increased risk is not material.

#3O Physical Commodities and Derivatives: Previously no separate restriction.
The Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

The Fund is currently subject to a fundamental investment restriction that prohibits it from investing in physical commodities, commodities contracts and options. However, the use of financial futures contracts (such as interest rate and index futures contracts), and options thereon, and other financial instruments have become important tools that allow for efficient management of a fund’s portfolio.
The new restriction is a material change and could materially increase the risk of the Fund.  Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments. The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks. Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future .

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Change in Investment Strategy: The Fund may not change its investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Fund’s prospectus without first providing shareholders with at least 60 days’ prior notice.

Purchase of Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investment for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitations on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.
Investments in Other Investment Companies:  The Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Fund currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

PROPOSAL #4 APPROVAL OF THE REDESIGNATION OF INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s Investment Objective.	Approval by the Board of Trustees with 30 prior written notice to shareholders is required for a change in the Fund’s Investment Objective.
This is a material change and there is a material risk that the Fund could change its Investment Objective without a shareholder vote. However, the Fund does not intend to change its Investment Objective. In addition, any future changes would have to be approved by the Board of  Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of the shareholders.  Moreover, shareholders would be given 30 days written notice prior to any change.

PROPOSAL #5 APPROVAL OF THE REDESIGNATION OF THE FUND’S INVESTMENT STRATEGIES AND POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s investment strategies and policies.	Approval by the Board of Trustees is required for a change in the Fund’s investment strategies and policies.
This is a material change and there is a material risk that the Fund could change its investment strategies and policies without a shareholder vote. However, the Fund does not intend to change its strategies and policies. In addition, any future changes would have to be approved by the Board of  Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of the shareholders.

Buffalo Large Cap Fund (BUFEX)
This Fund invests at least 80% of its net assets in domestic common stocks and other equity securities of large-capitalization (“large-cap”) companies.
Current	Proposed	Material Differences and Risks
Investment Objective, Strategy and Policies
Buffalo Large Cap Fund  The investment objective of the Buffalo Large Cap Fund is long term growth. The Fundnormally invests at least 80% of its net assets in domestic common stocks and other equity securities of large-cap companies.  The Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization (the total market value of a company’s outstanding stock) of $10 billion or greater.  In its selection process for this Fund, the Advisor seeks to identify a broad mix of large-cap companies across many industries that are expected to benefit from long-term industry, technological and other trends.  The Advisor also selects securities based upon (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management and (3) rigorous valuation analysis.
	No Change.	The Fund does not intend to change its investment objective, strategies or policies, so no material differences or additional risks are expected.

PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions.
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks
#3A Diversification: As to 75% of its  total assets, the Fund may not purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

As to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase (a) the value of the Funds’ holdings  in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding securities of the issuer (this does not apply to investments in the securities of  the U.S. Government, or its agencies or instrumentalities or other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.
#3B Investments in Real Estate:  The Fund may not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) or futures contracts.

The Fund will not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.

This restriction has been modified by separating it into two restrictions: (1) the prohibition on investments in real estate or commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities);  and (2) a new restriction (Proposal 3O below) which addresses  futures contracts or options thereon. As a result, this proposed restriction is not a material change, since it restricts the same types of activities, except for those now addressed by the proposed new restriction described in Proposal 30.

#3C Underwriting: The Fund may not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).

The Fund will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).
No change.
#3D Loans to Fund Affiliates: The Fund may not make loans to any of its officers, directors or employees, or to its manager, general distributor or officers or directors thereof.	Restriction eliminated.
This is not a material change since Section 17(a)(3) of the 1940 Act prohibits affiliated persons and the principal underwriter of a registered investment company from borrowing money or other property makes it illegal to borrow money or other property from a registered investment company or from any company controlled by it (unless the borrower is controlled by the lender).  The restriction was unnecessary, since such practices are regulated by law.

#3E Making Loans: The Fund may not make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).

The Fund will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund lend its securities. This is a material change, since securities lending by the Fund, if it occurs, could increase the risk to the shareholder. The principal risk is the potential default or insolvency of the borrower. The new restriction, however, conforms to current legal requirements for the Fund and, pursuant to those limits,  provides the Fund with the ability to lend its assets to increase Fund income.

#3F Investments for the Purpose of Exercising Control: The Fund may not invest in companies for the purpose of exercising control of management.	Changed to a non-fundamental restriction.	The Fund intends to remain bound by this restriction, but as noted above, there is a risk that the restriction could be changed without a shareholder vote.
#3G Margin Purchase and Short Selling: The Fund may not purchase securities on margin, or sell securities short, except that a Fund may write covered call options.	Restriction eliminated.
This is a material difference and  presents the possibility of increased risk, in that the Fund is no longer prohibited from engaging in margins purchases or short selling.  While increasing the possibility of higher returns, these investment strategies subject the Fund to a greater risk of loss and more stringent Trust and regulatory policies and monitoring requirements.  Section 18 of the 1940 Act limits the conditions of use of these investment techniques to add protections for investors.

#3H Investments in Other Investment Companies: The Fund may not purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation; and pursuant to the 1940 Act.
Changed to a non-fundamental restriction.
The Fund intends to remain bound by this restriction, but as noted above, there is a risk that the restriction could be changed without a shareholder vote.  In any event, Section 12(d)(1) of the 1940 Act limits the extent to which the Fund may invest in other investment companies.

#3I  Investments in Companies with Less than 3 Years Operation: The Fund may not invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years of continuous operations.
Restriction eliminated.
This is a material change and presents increased risk if the Fund elected to invest in such a company.  Companies with less than three years of operations are generally considered to pose more risk to investors.  In today’s market, however, with spin-off companies and other well-capitalized new companies, this may prevent the Fund from investing in a company which is consistent with its objectives. Nevertheless,  despite the elimination of this restriction, the Fund does not intend to change its practice of not investing in such companies.

#3J Transactions with Interested Persons: Except for transactions in its shares or other securities through brokerage practices, which are considered normal and generally accepted under circumstances existing at the time, the Fund may not enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest.
Restriction eliminated.
The elimination of this restriction means that the Fund is no longer prohibited from engaging in transactions with certain affiliates or organizations in which such affiliates have a financial interest.  This is a material change, and could subject the investor to risk.  Transactions with interested persons subject the Fund to the risk of higher cost, conflicts or interest and/or non-arm’s length terms and conditions. However,  most interested persons of the Fund are still restricted with respect to such transactions by Sections 10 and 17 of the 1940 Act, their fiduciary duty to investors and/or their obligation to avoid improper conflicts of interest if posed by such a transaction., as well as Board oversight for most types of such  transactions.

#3K Borrowing and Senior Securities:  The Fund may not borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of a Fund shall have asset coverage of at least 3 to 1.

The Fund will not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.

This restriction is modified to eliminate the requirement that borrowing be undertaken only for temporary or emergency purposes and removes the 10% cap for emergency purposes, This is a material change, since increased borrowing by the Fund, if it occurs, could increase the risk to shareholders. The new restriction, however, conforms to current legal requirements for the Fund and provide s the Fund with the ability to leverage its assets to enhance investment performance.

#3L Assumption of Liability of Others: The Fund may not make itself or its assets liable for the indebtedness of others.	Restriction eliminated.
This is a material change and, should the Fund elect to engage in such transactions, there could be a material increase in the risk to investors. In the event that the Fund assumes liability for the indebtedness of others, there would be a risk that the Fund would have to divest itself of investor assets to satisfy the liability with out corresponding income or gain. In most cases, this would involve a private loan, which is prohibited by the Fund’s restrictions on loans and further regulated by Section 18 of the 1940 Act. Moreover, the Fund does not intend to assume liabilities of others.

#3M Investments in Securities with Unlimited Liability: The Fund may not invest in securities which are assessable or involve unlimited liability.	Restriction eliminated.
All stocks issued today are non-assessable stocks, so the removal of the restriction regarding assessable stocks does not increase risk. However, removing the restriction regarding investments in securities with unlimited liability is a material change and, should the Fund elect to invest in such transactions, there would be a material increase in the risk to investors because of the potential to lose more than the shareholder’s investment.

#3N Concentration: The Fund may not make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries; or,  Purchase or retain securities of any company in which any Fund officer, director or the Advisor--its partners, officers or director--beneficially own more than 1/2 of 1% of such company’s securities, if all such persons owning more than 1/2 of 1% of such company’s securities, own in the aggregate more than 5% of the outstanding securities of such company.

The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

The wording of this restriction is modified slightly, but the substantive effect remains the same: to prohibit the Fund from making investments which result in the concentration of assets in any one industry.  The change is not material and the probability of increased risk is not material.

#3O Physical Commodities and Derivatives: Previously no separate restriction.
The Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

The Fund is currently subject to a fundamental investment restriction that prohibits it from investing in physical commodities, commodities contracts and options. H owever, the use of financial futures contracts (such as interest rate and index futures contracts), and options thereon, and other financial instruments have become important tools that allow for efficient management of a fund’s portfolio.
The new restriction is a material change and could materially increase the risk of the Fund.  Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments. The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks.  Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future.

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Change in Investment Strategy: The Fund may not change its investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Fund’s prospectus without first providing shareholders with at least 60 days’ prior notice.

Purchase of Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investment for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitations on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.
Investments in Other Investment Companies:  The Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Fund currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

PROPOSAL #4 APPROVAL OF THE REDESIGNATION OF INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s Investment Objective.	Approval by the Board of Trustees with 30 prior written notice to shareholders is required for a change in the Fund’s Investment Objective.
This is a material change and there is a material risk that the Fund could change its Investment Objective without a shareholder vote. However, the Fund does not intend to change its Investment Objective. In addition, any future changes would have to be approved by the Board of  Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of the shareholders.  Moreover, shareholders would be given 30 days written notice prior to any change.

PROPOSAL #5 APPROVAL OF THE REDESIGNATION OF THE FUND’S INVESTMENT STRATEGIES AND POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s investment strategies and policies.	Approval by the Board of Trustees is required for a change in the Fund’s investment strategies and policies.
This is a material change and there is a material risk that the Fund could change its investment strategies and policies without a shareholder vote. However, the Fund does not intend to change its strategies and policies. In addition, any future changes would have to be approved by the Board of  Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of the shareholders.

Buffalo Small Cap Fund (BUFSX)
This Fund invests at least 80% of its net assets in domestic common stocks and other equity securities of small-capitalization (“small-cap”) companies
Current	Proposed	Material Differences and Risks
Investment Objective, Strategy and Policies
Buffalo Small Cap Fund  The investment objective of the Buffalo Small Cap Fund is long-term growth of capital. The Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of small-cap companies.  The Fund considers a company to be a small-cap company if, at time of purchase, (1) it has a market capitalization of $1 billion or less, or (2) if the company’s market capitalization would place it in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ Stock Market, Inc. (“NASDAQ”) system.  Based on current market conditions, the Fund targets companies with individual market capitalizations of $2 billion or less at the time of initial purchase.  In its selection process for this Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or other trends.  The Advisor also selects securities based on (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management and (3) rigorous valuation analysis.
	Same.	The Fund does not intend to change its investment objective, strategies or policies, so no material differences or additional risks are expected.
PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions.
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks
#3A Diversification: As to 75% of its total assets, the Fund may not purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

As to 75% of its total assets, the Fund will not purchase the securities of any one issuer if, immediately after and as a result of such purchase (a) the value of the Funds’ holdings  in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding securities of the issuer (this does not apply to investments in the securities of  the U.S. Government, or its agencies or instrumentalities or other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.

#3B Investments in Real Estate: The Fund may not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts.

The Fund will not engage  in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.

This restriction has been modified to delete the prohibition on investments in commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), futures contracts or, which is addressed in part by a new, separate restriction, Proposal 3H.
This proposed restriction, in itself, is not a material difference and does not   pose increased risk. However, Proposal 3H is a material change which  poses new risks to the extent described below.

#3C Underwriting:  The Fund may not underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).

The Fund will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).
No Change.
#3D Making Loans:  The Fund may not make loans to other persons, except by the purchase of debt obligations which are permitted under its policy (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).

The Fund will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund to lend its securities. This is a material change, since securities lending by the Fund, if it occurs, could increase risk to the shareholder s . The principal risk is the possible default or insolvency of the borrower. The new restriction, however, conforms to current legal requirements for the Fund and provides the Fund with ability to leverage its assets to enhance investment performance.

#3E Margin Purchases and Short Selling: The Fund may not purchase securities on margin, or sell securities short, except that the Fund may write covered call options.	Restriction eliminated.
This is a material difference and  presents the possibility of increased risk, in that the Fund is no longer prohibited from engaging in margins purchases or short selling.  While increasing the possibility of higher returns, these investment strategies subject the Fund to a greater risk of loss and more stringent Trust and regulatory policies and monitoring requirements.  Section 18 of the 1940 Act limits the conditions of use of these investment techniques to add protections for investors.

#3F Borrowing and Senior Securities:  The Fund may not borrow or pledge its credit under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1.

The Fund may not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.

This restriction is modified to eliminate the requirement that borrowing be undertaken only for temporary or emergency purposes and removes the 10% cap for emergency purposes.  This is a material change, since increased borrowing by the fund, if it occurs, could increase the risk to the shareholder. The new restriction, however, conforms to current legal requirements for the Fund and, within permitted limits, provides the Fund with the ability to lend its assets to  increase Fund income.

#3G Concentration: The Fund may not make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries.  The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries.

The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

The wording of this restriction is modified slightly, but the substantive effect remains the same: to prohibit the Fund from making investments which result in the concentration of assets in any one industry.  The change is not material and the probability of increased risk is not material.

#3H Physical Commodities and Derivatives: Previously no separate restriction.
The  Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

The Fund is currently subject to a fundamental investment restriction that prohibits it from investing in physical commodities, options and other types financial instruments.  However, the use of financial futures contracts (such as interest rate and index futures contracts), and options thereon, and other financial instruments have become an important tool that allows for efficient management of a fund’s portfolio.
The new restriction is a material change and could materially increase the risk of the Fund.
Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments. The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks. Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future.

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Change in Investment Strategy: The Fund may not change its investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Fund’s prospectus without first providing shareholders with at least 60 days’ prior notice.

Purchase of Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investment for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitations on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

Investments in Other Investment Companies:  The Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Fund currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

PROPOSAL #4 APPROVAL OF THE REDESIGNATION OF INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s Investment Objective.	Approval by the Board of Trustees with 30 prior written notice to shareholders is required for a change in the Fund’s Investment Objective.
This is a material change and there is a material risk that the Fund could change its Investment Objective without a shareholder vote. However, the Fund does not intend to change its Investment Objective. In addition, any future changes would have to be approved by the Board of  Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of the shareholders.  Moreover, shareholders would be given 30 days written notice prior to any change.

PROPOSAL #5 APPROVAL OF THE REDESIGNATION OF THE FUND’S INVESTMENT STRATEGIES AND POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s investment strategies and policies.	Approval by the Board of Trustees is required for a change in the Fund’s investment strategies and policies.
This is a material change and there is a material risk that the Fund could change its investment strategies and policies without a shareholder vote. However, the Fund does not intend to change its strategies and policies. In addition, any future changes would have to be approved by the Board of  Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of the shareholders.

Buffalo USA Global Fund (BUFGX)
This Fund invests at least 80% of its net assets in common stocks of U.S. companies that have substantial operations around the globe.  The international operations of these U.S. companies will provide Fund investors with exposure to at least three foreign countries.

Current	Proposed	Material Differences and Risks
Investment Objective, Strategy and Policies
Buffalo USA Global Fund The investment objective of the USA Global Fund is long term growth of capital.  The Fundnormally invests at least 80% of its net assets in common stocks of U.S. companies that have substantial international operations.  The Fund considers a U.S. company to have substantial international operations if the company receives more than 40% of its revenue or operating income from sales or operations outside of the United States.  The Fund will diversify its investment in these U.S. companies so that the Fund is exposed to the markets of at least three different foreign countries.  In its selection process for this Fund, the Advisor seeks to identify U.S. companies with substantial international operations that are expected to benefit from long-term industry, technological or other trends.  The Advisor also selects securities based on (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management and (3) rigorous valuation analysis.
	No change.	The Fund does not intend to change its investment objective, strategies or policies, so there no material differences or additional risks are expected.
PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks
#3A Diversification: As to 75% of its  total respective total assets, the Fund may not purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

As to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase (a) the value of the Funds’ holdings  in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding securities of the issuer (this does not apply to investments in the securities of  the U.S. Government, or its agencies or instrumentalities or other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.

#3B Investments in Real Estate:  The Fund may not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) or futures contracts.

The Fund will not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.

This restriction has been modified by separating it into two restrictions: (1) the prohibition on investments in real estate or commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities);  and (2) a new restriction (Proposal 3O below) which addresses  futures contracts or options thereon.  As a result, this proposed restriction is not a material change, since it restricts the same types of activities, except for those now addressed by the proposed new restriction described in Proposal 30.

#3C Underwriting: The Fund may not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).

The Fund will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).
No change.
#3D Loans to Fund Affiliates: The Fund may not make loans to any of its officers, directors or employees, or to its manager, general distributor or officers or directors thereof.	Restriction eliminated.
This is not a material change since Section 17(a)(3) of the 1940 Act prohibits affiliated persons and the principal underwriter of a registered investment company from borrowing money or other property makes it illegal to borrow money or other property from a registered investment company or from any company controlled by it (unless the borrower is controlled by the lender).  The restriction was unnecessary, since such practices are regulated by law.

#3E Making Loans: The Fund may not make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).

The Fund will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund lend its securities. This is a material change, since securities lending by the Fund, if it occurs, could increase the risk to the shareholder. The principal risk is the potential default or insolvency of the borrower. The new restriction, however, conforms to current legal requirements for the Fund and, pursuant to those limits,  provides the Fund with the ability to lend its assets to increase Fund income.

#3F Investments for the Purpose of Exercising Control: The Fund may not invest in companies for the purpose of exercising control of management.	Changed to a non-fundamental restriction.	The Fund intends to remain bound by this restriction, but as noted above, there is a risk that the restriction could be changed without a shareholder vote.
#3G Margin Purchases and Short Selling: The Fund may not purchase securities on margin, or sell securities short, except that a Fund may write covered call options.	Restriction eliminated.
This is a material difference and  presents the possibility of increased risk, in that the Fund is no longer prohibited from engaging in margin purchases or short selling.  While increasing the possibility of higher returns, these investment strategies subject the Fund to a greater risk of loss and more stringent Trust and regulatory policies and monitoring requirements. Section 18 of the 1940 Act limits the conditions of use of these investment techniques to add protections for investors.

#3H Investments in Other Investment Companies:
The Fund may not purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation; and pursuant to the 1940 Act.
Changed to a non-fundamental restriction.
The Fund intends to remain bound by this restriction, but as noted above, there is a risk that the restriction could be changed without a shareholder vote.  In any event, Section 12(d)(1) of the 1940 Act limits the extent to which the Fund may invest in other investment companies.

#3I  Investments in Companies with Less than 3 Years Operation: The Fund may not invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years of continuous operations.
Restriction eliminated.
This is a material change and presents increased risk if the Fund elected to invest in such a company.  Companies with less than three years of operations are generally considered to pose more risk to investors.  In today’s market, however, with spin-off companies and other well-capitalized new companies, this may prevent the Fund from investing in a company which is consistent with its objectives. Nevertheless, despite the elimination of this restriction, the Fund does not intend to change its practice of not investing in such companies.

#3J Transactions with Interested Persons: Except for transactions in its shares or other securities through brokerage practices, which are considered normal and generally accepted under circumstances existing at the time, the Fund may not enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest.
Restriction eliminated.
The elimination of this restriction means that the Fund is no longer prohibited from engaging in transactions with certain affiliates or organizations in which such affiliates have a financial interest.  This is a material change, and could subject the investor to risk.  Transactions with interested persons subject the Fund to the risk of higher cost, conflicts or interest and/or non-arm’s length terms and conditions. However,  most interested persons of the Fund are still restricted with respect to such transactions by Sections 10 and 17 of the 1940 Act, their fiduciary duty to investors and/or their obligation to avoid improper conflicts of interest if posed by such a transaction., as well as Board oversight for most types of such  transactions.

#3K Borrowing and Senior Securities:  The Fund may not borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of a Fund shall have asset coverage of at least 3 to 1.

The Fund will not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.

This restriction is modified to eliminate the requirement that borrowing be undertaken only for temporary or emergency purposes and removes the 10% cap for emergency purposes, This is a material change, since increased borrowing by the Fund, if it occurs, could increase the risk to shareholders. The new restriction, however, conforms to current legal requirements for the Fund and provide s the Fund with the ability to leverage its assets to enhance investment performance.

#3L Assumption of Liability of Others: The Fund may not make itself or its assets liable for the indebtedness of others.	Restriction eliminated.
This is a material change and, should the Fund elect to engage in such transactions, there could be a material increase in the risk to investors. In the event that the Fund assumes liability for the indebtedness of others, there would be a risk that the Fund would have to divest itself of investor assets to satisfy the liability with out corresponding income or gain. In most cases, this would involve a private loan, which is prohibited by the Fund’s restrictions on loans and further regulated by Section 18 of the 1940 Act. Moreover, the Fund does not intend to assume liabilities of others.

#3M Investments in Securities with Unlimited Liability: The Fund may not invest in securities which are assessable or involve unlimited liability.	Restriction eliminated.
All stocks issued today are non-assessable stocks, so the removal of the restriction regarding assessable stocks does not increase risk. However, removing the restriction regarding investments in securities with unlimited liability is a material change and, should the Fund elect to invest in such transactions, there would be a material increase in the risk to investors because of the potential to lose more than the shareholder’s investment.

#3N Concentration: The Fund may not make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries; or,  purchase or retain securities of any company in which any Fund officer, director or the Advisor--its partners, officers or director--beneficially own more than 1/2 of 1% of such company’s securities, if all such persons owning more than 1/2 of 1% of such company’s securities, own in the aggregate more than 5% of the outstanding securities of such company.

 The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

The wording of this restriction is modified slightly, but the substantive effect remains the same: to prohibit the Fund from making investments which result in the concentration of assets in any one industry.  The change is not material and the probability of increased risk is not material.

#3O Physical Commodities and Derivatives: Previously no separate restriction.
The Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

The Fund is currently subject to a fundamental investment restriction that prohibits it from investing in physical commodities, options and other financial instruments. However, the use of financial futures contracts (such as interest rate and index futures contracts), and options thereon, and other financial instruments have become important tools that allow for efficient management of a fund’s portfolio.
The new restriction is a material change and could materially increase the risk of the Fund.  Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments
The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks. Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future.

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Change in Investment Strategy: The Fund may not change its investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Fund’s prospectus without first providing shareholders with at least 60 days’ prior notice.

Purchase of Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investment for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitations on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.
Investments in Other Investment Companies:  The Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Fund currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

PROPOSAL #4 APPROVAL OF THE REDESIGNATION OF INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s Investment Objective.	Approval by the Board of Trustees with 30 prior written notice to shareholders is required for a change in the Fund’s Investment Objective.
This is a material change and there is a material risk that the Fund could change its Investment Objective without a shareholder vote. However, the Fund does not intend to change its Investment Objective. In addition, any future changes would have to be approved by the Board of Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of shareholders.  Moreover, shareholders would be given 30 days written notice prior to any change.

PROPOSAL #5 APPROVAL OF THE REDESIGNATION OF THE FUND’S INVESTMENT STRATEGIES AND POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL
Current	Proposed	Material Differences and Risks
Shareholder Approval is required for a change in the Fund’s investment strategies and policies.	Approval by the Board of Trustees is required for a change in the Fund’s investment strategies and policies.
This is a material change and there is a material risk that the Fund could change its investment strategies and policies without a shareholder vote. However, the Fund does not intend to change its strategies and policies. In addition, any future changes would have to be approved by the Board of  Directors/Trustees, acting in accordance with its fiduciary duties and in the best interests of the shareholders.

PROPOSAL #3 : APPROVAL OF THE ADOPTION OF A UNIFORM SET OF INVESTMENT RESTRICTIONS

Proposal #3 also applies to the following Funds:
Buffalo Jayhawk China Fund
Buffalo Micro Cap Fund
Buffalo Mid Cap Fund
Buffalo Science & Technology Fund
Buffalo International Fund

Buffalo Jayhawk China Fund (BUFCX)
This Fund invests at least 80% of its net assets in equity securities of China Companies.
Current	Proposed	Material Differences and Risks
Investment Objective, Strategy and Policies
Buffalo Jayhawk China Fund The investment objective of the Buffalo Jayhawk China Fund is long term growth of capital.  The Fund invests primarily in publicly traded common stock of China Companies.  Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of “China Companies,” as defined below.  The Fund considers China Companies to be those:
-that are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”); or -that issue securities for which the principal trading market is in China; or
-that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, or which have at least 50% of their assets in China.

	No Change.	The Fund does not intend to change its investment objective, strategies or policies, so no material differences or additional risks are expected.

In addition to its primary investments in common stocks, the Fund may make equity investments in preferred stock and securities convertible into common stock of China Companies; as well as interests in trusts or depositary receipts that represent indirect ownership interests in China Companies. The Fund also is authorized to make equity investments in the form of equity-linked notes or swap agreements designed to provide the Fund with investment exposure to equity securities of China Companies (although these investments are limited to 30% of the Fund’s net assets). The Fund’s indirect investments in China Company equity securities may be used as tools to gain exposure to Class A shares or other specific Chinese securities or markets, which may have certain limitations on direct investment. The Fund’s China Company portfolio securities are typically listed and traded in China (on the Shanghai and Shenzhen Stock Exchanges) and Hong Kong (on the Hong Kong Stock Exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges.

PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions.
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks
#3A Investments in Real Estate: The Fund may not purchase or sell real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or from investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), futures contracts or options thereon.

The Fund will not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.

This restriction has been modified by separating it into two restrictions: (1) the prohibition on investments in commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), and futures contracts or options thereon, which is addressed in part by a new, separate restriction, Proposal 3G.
As a result, this proposed restriction is not a material change since it restricts the same type of activities as previously, except for those addressed by the new proposed restriction, Proposal 3G .

#3B Underwriting:  The Fund may not underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act).

The Fund will not underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act).
No change.
#3C Making Loans:   The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker-dealers or institutional investors.

The Fund  will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that the Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in the Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund to lend its securities with more flexibility. The change is not material and is unlikely to cause additional risk to investors. The principal risk is the potential default or insolvency of the borrower. The new restriction, however, conforms to current legal requirements for the Fund and, within permitted limits, provides the Fund with the ability to lend its assets to increase Fund income.

#3D Borrowing and Senior Securities: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.
The Fund will not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, the Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.

The proposed restriction adds a limit to the amount  the Fund may borrow  and retains the wording necessary to conform to current law.  There is no increase in risk arising from the modification of this restriction.

#3E Concentration: The Fund may not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).
No change.

#3F Diversification: Previously a non-fundamental restriction.
As to 75% of its total assets, the Fund will not purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).
The Fund was previously restricted similarly through a non-fundamental restriction. This modification is not a material change and does not pose an increase in risk.
#3G Physical Commodities and Derivatives: Previously no separate restriction.
The Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

The Fund is currently subject to a fundamental investment restriction that prohibits it from investing in physical commodities, options and other types of financial instruments .  However,  the use of financial futures contracts (such as interest rate and index futures contracts), and options thereon, and other financial instruments have become an important tool that allows for efficient management of a fund’s portfolio.
The new restriction is a material change and could materially increase the risk of the Fund.
Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments.
The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks. Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future.

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Change in Investment Strategy: The Fund may not change its investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Fund’s prospectus without first providing shareholders with at least 60 days’ prior notice.

Purchase of Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investment for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitations on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.
Investments in Other Investment Companies:  The Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Fund currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

Buffalo Micro Cap Fund (BUFOX)
This Fund invests at least 80% of its net assets in domestic common stocks and other equity securities of micro-capitalization (“micro-cap”) companies..
Current	Proposed	Material Differences and Risks
Investment Objective, Strategy and Policies
Buffalo Micro Cap Fund The investment objective of the Buffalo Micro Cap Fund is long term growth of capital.  The Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks) of micro-cap companies.  The Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization less than or equal to (1) $600 million, or (2) the median capitalization of companies in the Russell 2000 Index, whichever is greater.  The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes with the composition of the Russell 2000 Index.  As of May 31, 2007, the median capitalization of companies in the Russell 2000 Index was approximately $705 million.  In its selection process for the Fund, the Advisor seeks to identify a broad mix of micro-cap companies across many industries that are expected to benefit from long-term industry, technological and other trends.  The Advisor also selects securities based on (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management and (3) rigorous valuation analysis.
	No change.	The Fund does not intend to change its investment objective, strategies or policies, so no material differences or additional risks are expected.

PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions.
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks
#3A Diversification:  As to 75% of its total assets, the Fund may not purchase the securities of any one issuer, except the United States government or other investment companies, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

As to 75% of its total assets, the Fund will not purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.
#3B  Investments in Real Estate: The Fund may not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), futures contracts or options thereon.

The Fund will not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.

This restriction has been modified by separating it into two restrictions (1) the prohibition on investments in real estate or commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), and (2) a new restriction (Proposal 3H) which addresses futures contracts or options thereon. As a result, this proposed restriction is not a material change, since it restricts the same type of activities, except for those now addressed by the proposed new restriction , Proposal 3H.

#3C Underwriting:   The Fund may not underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act).

The Fund will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act).
No change.

#3D Making Loans:  The Fund may not make loans to other persons, except by the purchase of debt obligations which are permitted under its investment strategies or policies (entry into a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities will not be deemed a loan for purposes of this investment restriction).

The Fund will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund to lend its securities. This is a material change, since securities lending by the fund, if it occurs, could increase the risk to the shareholder. The principal risk is potential default or insolvency of the borrower.  The new restriction, however, conforms to current legal requirements for the Fund, within the permitted limits, and provides the Fund with the ability to lend its assets to increase  Fund income.

#3E Margin Purchases and Short Selling: Purchase securities on margin, or sell securities short, except that the Fund may write covered call options.	This restriction is eliminated.
This is a material difference and  presents the possibility of increased risk, in that the Fund is no longer prohibited from engaging in margins purchases or short selling.  While increasing the possibility of higher returns, these investment strategies subject the Fund to a greater risk of loss and more stringent Trust and regulatory policies and monitoring requirements. Section 18 of the 1940 Act limits the conditions of use of these investment techniques to add protections for investors.

#3F  Borrowing and Senior Securities:   The Fund may not borrow or pledge its assets in an amount exceeding 10% of the value of its total assets, and, in the event that market conditions or other factors result in the Fund’s borrowed amounts exceeding 10% of its assets (including the amount borrowed), the Fund will reduce the amount of its borrowing to an extent and in such a manner required by the 1940 Act.  The Fund will not borrow for the purposes of leveraging its investments, but only for temporary or emergency purposes.

The Fund will not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.

This restriction is modified to eliminate the requirement that borrowing be undertaken only for temporary or emergency purposes and removes the 10% cap.   This is a material change, since increased borrowing by the fund, if it occurs, could increase the risk to the shareholder. The new restriction, however, conforms to current legal requirements for the Fund and provides the Fund with the ability, within the permitted limits, to lend its assets to increase Fund income.

#3G Concentration:  The Fund may not make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry, for example: technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries.  The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries.

The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

The wording of this restriction is modified slightly, but the substantive effect remains the same: to prohibit the Fund from making investments which result in the concentration of assets in any one industry.  The change is not material and the probability of increased risk is not material.

#3H Physical Commodities and Derivatives: This is a new Fundamental Restriction.
The Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments .

The Fund is currently subject to a fundamental investment restriction that prohibits it from investing in physical commodities, commodities contracts and options .  However, the use of financial futures contracts (such as interest rate and index futures contracts), and options thereon, and other financial instruments have become an important tool that allows for efficient management of a fund’s portfolio.
The new restriction is a material change and could materially increase the risk of the Fund .
Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments.
 The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks.  Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future .

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Change in Investment Strategy: The Fund may not change its investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Fund’s prospectus without first providing shareholders with at least 60 days’ prior notice.

Purchase of Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investment for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitations on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.
Investments in Other Investment Companies:  The Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Fund currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

Buffalo Mid Cap Fund (BUFMX)
This Fund invests at least 80% of its net assets in domestic common stocks and other equity securities of medium-capitalization (“mid-cap”) companies.
Current	Proposed	Material Differences and Risks
Investment Objective, Strategy and Policies
Buffalo Mid Cap Fund  The investment objective of the Buffalo Mid Cap Fund is long term growth of capital.  The Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of mid-cap companies.  The Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion.  In its selection process for this Fund, the Advisor seeks to identify a broad mix of mid-cap companies that are expected to benefit from long-term industry, technological and other trends. The Advisor also selects securities based on (1) fundamental analysis of industries and the economic cycle, (2) company-specific analysis such as product cycles and quality of management and (3) rigorous valuation analysis.
	No Change.	The Fund does not intend to change its investment objective, strategies or policies, so no material differences or additional risks are expected.
PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions.
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks
#3A Diversification:  As to 75% of its total assets, the Fund may not purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

As to 75% of its total assets, the Fund will not purchase
the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.

#3B Concentration: The Fund may not make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit either Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries.

The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

The wording of this restriction is modified slightly, but the substantive effect remains the same: to prohibit the Fund from making investments which result in the concentration of assets in any one industry.  The change is not material and the probability of increased risk is not material.

#3C Borrowing and Senior Securities:  The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit; the regulatory limits allow either Fund to borrow up to 5% of its total assets for temporary purposes and to borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets; the effect of this provision is to allow either Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets, including those assets represented by the borrowing.

The Fund will not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.

#3D Underwriting:  The Fund may not underwrite the securities of other issuers, except that either Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

The Fund will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).
No change.
#3E Investments in Real Estate: The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent either Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

The Fund will not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.
No change.
#3F Physical Commodities and Derivatives: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent either Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

The Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

This restriction is modified to increase the scope of financial investments the Fund may use. The use of financial futures contracts (such as interest rate and index futures contracts), and options thereon, and other financial instruments have become an important tool that allows for efficient management of a fund’s portfolio.
This a material change. These types of investments could materially increase the risk of the Fund.
Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments.
The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks.  Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future..

#3G Making Loans:  The Fund may not make loans, provided that this restriction does not prevent either Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors.

The Fund will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund to lend its securities with more flexibility. The change is not material and is unlikely to cause additional risk to investors.  The new restriction, however, conforms to current legal requirements for the Fund and provides the Fund with the ability within permitted limits, to lend its assets to increase Fund income.

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Change in Investment Strategy: The Fund may not change its investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Fund’s prospectus without first providing shareholders with at least 60 days’ prior notice.

Purchase of Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investment for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitations on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.
Investments in Other Investment Companies:  The Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Fund currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

Buffalo Science & Technology Fund (BUFTX)
This Fund invests at least 80% of its net assets in domestic common stocks and other equity securities of companies expected to benefit from the development, advancement or use of science and technology.

Current	Proposed	Material Differences and Risks
Investment Objective, Strategy and Policies
Buffalo Science & Technology Fund The investment objective of the Buffalo Science & Technology Fund is long-term growth of capital.  The Fund normally invests at least 80% of its net assets in domestic stocks and other equity securities (including convertible preferred stocks and warrants) of companies expected to benefit from the development, advancement or use of science and technology.  The Fund invests in securities the Advisor believes have prospects for above average earnings based on intensive fundamental research.  Holdings can range from small-cap companies that are developing new technologies to large, blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries.  The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development of the advance.  Some of the industries likely to be represented in the Fund’s portfolio are electronics, including hardware, software and components; communications; E-commerce; information services; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.
	No Change	The Fund does not intend to change its investment objective, strategies or policies, so no material differences or additional risks are expected.
PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions.
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks

#3A Diversification: As to 75% of its total assets, the Fund may not purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

As to 75% of its total assets, the Fund will not purchase
the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.
#3B Concentration: The Fund may not make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit either Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry; for example, technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries; the SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries .

The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.

#3C Borrowing and Senior Securities:  The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit; the regulatory limits allow either Fund to borrow up to 5% of its total assets for temporary purposes and to borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets; the effect of this provision is to allow either Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets, including those assets represented by the borrowing.

The Fund will not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.
#3D Underwriting: The Fund may not underwrite the securities of other issuers, except that either Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

The Fund will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).
No change.
#3E Investments in Real Estate: The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent either Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

The Fund will not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.
No change.
#3F P hysical Commodities and Derivatives: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

The Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

The use of financial futures contracts (such as interest rate and index futures contracts), options and other financial instruments have become an important tool that allows for efficient management of a fund’s portfolio.
The new restriction broadens the scope of permissible investments and is a material change. These types of investments could materially increase the risk of the Fund .
Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments.
 The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks.  Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future.

#3G Making Loans: The Fund may not make loans, provided that this restriction does not prevent either Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors.

The Fund will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund to lend its securities with more flexibility. The change is not material and is unlikely to cause additional risk to investors.  The new restriction conforms to current legal requirements for the Fund and, within the permitted limits, provides the Fund with the ability to lend its assets to increase Fund income.

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Change in Investment Strategy: The Fund may not change its investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Fund’s prospectus without first providing shareholders with at least 60 days’ prior notice.

Purchase of Illiquid Securities: The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investment for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitations on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

Buffalo International Fund (BUFIX)
This Fund invests primarily in companies with significant international operations.
Current	Proposed	Material Differences and Risks
Investment Objective, Strategy and Policies
Buffalo International Fund  The investment objective for the Buffalo International Fund is long-term growth of capital.  To pursue its investment objective, the Fund invests primarily in equity securities of established companies that are economically tied to a number of countries throughout the world (excluding the United States).  The Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries.  For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:
•   that are organized under the laws of, or with a principal office in, a country other than the United States and issue securities for which the principal trading market is in a country other than the United States; or
·   that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the United States, or have at least 50% of their assets in a country other than the United States.
	No Change.	The Fund does not intend to change its investment objective, strategies or policies, so there are no material differences or additional risks expected.

PROPOSAL #3 APPROVAL OF A UNIFORM SET OF FUNDAMENTAL INVESTMENT RESTRICTIONS
Changes in Fundamental Investment Restrictions: Shareholder Approval is required for a change in the Fund’s Fundamental Investment Restrictions.
Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restrictions	Material Differences and Risks
#3A Diversification: The Fund may not change its classification from diversified as defined under the 1940 Act to non-diversified.
As to 75% of its total assets, the Fund will not purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.
#3B Concentration:  The Fund may not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities).

The Fund will not make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk. The proposed change makes an exception for investments in other investment companies, which is now addressed by a non-fundamental investment restriction.

#3C  Borrowing and Senior Securities: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit; the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed).  In addition, the Fund may borrow up to 5% of its total assets from a bank or other person for temporary purposes.

The Fund will not borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes.
The wording of the proposed restriction is slightly different than the current restriction, but there is no material change and no material increase in risk.

#3D Underwriting: The Fund may not underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act).

The Fund will not underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933).
No change.
#3E Investments in Real Estate: The Fund may not purchase or sell real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or from investing in securities that are secured by real estate or interests therein), or commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities, futures contracts or options thereon).

The Fund will not engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein.

The proposed restriction is modified by separating it into two restrictions: (1) the prohibition on investments in real estate and or commodities  (unless acquired as a result of ownership of securities or other instruments)  and (2) a new proposed restriction (Proposal 3F) which addresses transactions related to securities secured by physical commodities, futures contracts or options thereon and other financial instruments..  Accordingly, this  restriction, as modified, does not  result in a material change or increased risk.

#3F Investments in Physical Commodities and Derivatives: Previously no separate restriction.
The Fund will not purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

The use of financial futures contracts (such as interest rate and index futures contracts), options and other financial instruments have become an important tool that allows for efficient management of a fund’s portfolio.
The new restriction broadens the scope of permissible investments and is a material change. These types of investments could materially increase the risk of the Fund.
Commodities contracts, options and other derivatives pose a greater risk of loss: these are more speculative and volatile financial instruments.
The Fund currently does not use these types of financial instruments and, if the Fund begins to utilize such strategies, shareholders will be provided with more detailed disclosures of the corresponding risks.  Elimination of this restriction  is intended to permit the investment advisor to efficiently manage the Fund’s portfolio and maintain and/or increase shareholder returns through investments in derivative financial instruments if appropriate in the future.

#3G Making Loans: The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its portfolio securities to broker dealers or institutional investors.

The Fund will not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement.

This restriction is modified slightly to conform to current law and to permit the Fund to lend its securities with more flexibility. The change is not material and is unlikely to cause additional risk to investors.  The new restriction conforms to current legal requirements for the Fund, within the permitted limits, and provides the Fund with the ability to lend its assets to increase Fund income.

Uniform Non-fundamental Investment Restrictions
The uniform Non-fundamental Investment Restrictions afford shareholders with further protection, set forth additional limitations for the Fund and supplement the Fundamental Investment Restrictions.

Changes in Non-fundamental Investment Restrictions: Approval by the Board of Directors/Trustees is required for a change in the Fund’s Non-fundamental Investment Restrictions.
Illiquid Securities:  The Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid securities are determined to exceed 15%, the Fund shall reduce its holdings of illiquid securities to bring them below 15% of net assets as soon as is practically possible.

Investments for the Purpose of Exercising Control: The Fund may not invest in any issuer for purposes of exercising control or management.
Limitation on New Investments Due to Borrowing: The Fund may not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

VII.          ADDITIONAL INFORMATION ABOUT THE FUNDS

A.	INVESTMENT ADVISOR AND SUB-ADVISOR

Kornitzer Capital Management, Inc. is the manager and investment advisor for the Funds and is responsible for overseeing and implementing each Fund’s investment program and managing the day-to-day investment activity and general operations of each Fund.  KCM was founded in 1989.  In addition to managing and advising the Funds, KCM provides investment advisory services to a broad variety of individual, corporate and other institutional clients.  As manager, KCM, directly or through its service providers,  provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds.  This includes: investment management and supervision (including sub-advisor costs if applicable); transfer agent and accounting services; a portion of foreign custody fees (if applicable); fees for domestic custody services; independent auditors and legal counsel; fees and expenses of officers, directors/trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.  KCM is located at 5420 West 61st Place, Shawnee Mission, KS 66205.

Jayhawk Capital Management, LLC (the “Sub-Advisor”) is the sub-advisor for the Buffalo Jayhawk China Fund only.  Together with the Advisor, the Sub-Advisor is responsible for implementing the Buffalo Jayhawk China Fund’s investment program, and is responsible for the day-to-day investment activity of the Fund.  The Sub-Advisor was founded in 1995.  In addition to managing and advising the Buffalo Jayhawk China Fund, the Sub-Advisor provides investment advisory services to private investment funds, which may also invest in Chinese companies, similar to the Fund.  The Sub-Advisor is located at 5410 West 61st Place, Suite 100, Mission, KS 66205.

B.	SERVICE PROVIDERS

KCM has retained USBFS, to provide various administrative and accounting services necessary for the operations of the Funds.  Services provided by USBFS, pursuant to the Board-approved agreement between the parties, include: facilitating general Fund management; handling disbursement of Director/Trustee annual compensation for the Funds, monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund’s general ledger, the preparation of each Fund’s financial statements, the determination of the net asset value of each Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.  KCM has also retained USBFS to serve as the transfer agent for each Fund.  As the Funds’ transfer agent, USBFS performs shareholder service functions such as maintaining the records of each shareholder’s account, answering shareholders’ inquiries concerning their accounts, processing purchases and redemptions of each Fund’s shares, acting as dividend and distribution disbursing agent and performing other accounting and shareholder service functions.

KCM has retained USBFS, to provide various administrative and accounting services necessary for the operations of the Funds.  Services provided by USBFS include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund’s general ledger, the preparation of each Fund’s financial statements, the determination of the net asset value of each Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.  KCM has also retained USBFS to serve as the transfer agent for each Fund.  As the Funds’ transfer agent, USBFS performs shareholder service functions such as maintaining the records of each shareholder’s account, answering shareholders’ inquiries concerning their accounts, processing purchases and redemptions of each Fund’s shares, acting as dividend and distribution disbursing agent and performing other accounting and shareholder service functions.

Quasar is the principal underwriter for the shares of the Funds.  Quasar is a registered broker-dealer and member of FINRA, and is an affiliate of USBFS.

U.S. Bank, National Association, an affiliate of USBFS (the “Custodian”), is the custodian of the assets of the Funds pursuant to custody agreements between the Custodian and the Maryland Funds and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

C.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ financial statements are audited by an independent registered public accounting firm approved by the Directors each year, and in years in which an annual meeting is held the Directors may submit their selection of an independent registered public accounting firm to the shareholders for ratification.  Ernst & Young LLP (“Ernst & Young”), One Kansas City Place, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105 is the Funds’ current independent registered public accounting firm.

Audit Fees.  For the fiscal years ended March 31, 2007 and March 31, 2008, Ernst & Young received $138,050 and $167,018, respectively, for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.  For the fiscal years ended March 31, 2007 and March 31, 2008, Ernst & Young received $4,300 and $10,000, respectively, for a review of the Funds’ semi-annual financial statements.

Tax Fees.  For the fiscal years ended March 31, 2007 and March 31, 2008, Ernst & Young received $19,100 and $22,800, respectively, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees.  For the fiscal years ended March 31, 2007 and March 31, 2008, Ernst & Young did not bill the Maryland Funds or the Trust for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted policies and procedures with regard to the pre-approval of services.  The Audit Committee shall pre-approve and recommend to the Boards: (i) the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Advisor, and to receive the auditors’ specific representations as to their independence; (ii) the proposed scope of audit services and the related fees; (iii) the scope of all non-audit services to be provided by the Funds’ independent registered public accounting firm to the Funds; and (iv) the scope of non-audit services relating directly to the operation and financial reporting of the Funds provided to the Advisor or to any entity that controls, is controlled by or is under common control with the Advisor providing ongoing services to the Funds; when, without such pre-approval, the auditor would not be independent of the Funds under applicable federal securities laws, rules or auditing standards.

Non-Audit Fees.  The aggregate non-audit fees billed by Ernst & Young to the Funds for audit-related and tax services were $23,400 and $22,800 for the 2007 and 2008 fiscal years, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor and any affiliate of the Advisor that provides services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X as compatible with maintaining Ernst & Young’s independence.

D.	INDEMNIFICATION

The Maryland Funds’ Articles of Incorporation provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law (the “MGCL”), no director or officer of a Maryland Fund will be liable to the Maryland Fund or its shareholders for money damages.  This limited liability provision applies to events occurring at the time a person serves as a director or officer of a Maryland Fund and may be relied upon even if such person is no longer serving as a director or officer at the time of any proceeding in which liability is asserted.

The Maryland Funds’ Articles of Incorporation also provide that the Maryland Funds will indemnify and advance expenses to its currently acting and its former directors to the fullest extent permitted by the MGCL.  The Maryland Funds will indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law.  The Board of Directors may make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the MGCL.  However, the Maryland Funds will not indemnify any director or officer of the Maryland Funds against any liability to the Maryland Fund or its shareholders arising from such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties their office.

The Trust’s Declaration of Trust provides that to the fullest extent that limitations on the liability of trustees and officers are permitted by the Delaware Business Trust Act, officers and trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment advisor or principal underwriter of the Trust; or with respect to each trustee and officer, the act or omission of any other trustee or officer, respectively.

The Trust will indemnify the trustees and officers against any and all claims rising out of or related to such person’s performance of his or her duties as an officer or trustee of the Trust.  This limitation on liability applies to events occurring at the time such person serves as a trustee or officer of the Trust, regardless of whether or not such person is serving as a trustee or officer at the time of any proceeding in which liability is asserted.  However, the Trust will not indemnify any trustee or officer of the Trust against any liability to the Trust or its shareholders arising from such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office.

The Trust’s Declaration of Trust also provides the trustees and officers will not be held personally liable for any note, bond, contract, instrument, certificate, undertaking or act whatsoever issued, executed or done by or on behalf of the Trust by a trustee or officer in his or her capacity as such, except as described in the last sentence of the first paragraph of Section 2 of Article VII.

If the shareholders of the Maryland Funds approve the Reorganization, the indemnification provisions that apply to the Trust will apply to the New Funds.

E.	REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The audited financial statements of each of the Buffalo Funds, which are contained in the March 31, 2008 Annual Report to Shareholders, are incorporated herein by reference.  Unaudited reports to shareholders will be published at least semi-annually.  You may obtain a free copy of these documents by calling or mailing the Funds, or by accessing the Funds’ website, using the information below:

1-800-49-BUFFALO
(1-800-492-8332)
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.buffalofunds.com

Copies of the Funds’ Annual and Semi-Annual Reports to Shareholders and other information about the Funds may also be obtained by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC (202-551-8090) or by accessing the EDGAR database on the Commission’s Internet site at http://www.sec.gov.  Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-0102 or by sending an e-mail request to: publicinfo@sec.gov.

F.	SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with a Board of Directors/Trustees by sending communications to the Secretary of the Funds, Rachel A. Spearo c/o U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202.

G.	VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Shareholders of a Fund as of the close of business on June 3, 2008 (the “Record Date”) will be entitled to be present and vote at the Special Meeting for each Proposal applicable to that Fund.  As of that date, the following numbers of shares were outstanding for the Funds:

Fund	Shares Outstanding and Entitled to Vote (unaudited)
Buffalo Balanced Fund, Inc.	15,450,290.418
Buffalo High Yield Fund, Inc.	13,755,615.956
Buffalo International Fund	2,362,136.954
Buffalo Jayhawk China Fund	3,052,426.481
Buffalo Large Cap Fund, Inc.	2,029,084.282
Buffalo Micro Cap Fund	3,132,161.050
Buffalo Mid Cap Fund	27,889,976.145
Buffalo Science & Technology Fund	12,376,765.808
Buffalo Small Cap Fund, Inc.	74,908,723.569
Buffalo USA Global Fund, Inc.	5,152,754.870

As of the Record Date, the Funds’ shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned five percent or more of the Funds’ outstanding shares are set forth below:

Buffalo Balanced Fund, Inc.
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104		26.66%
National Financial Services Corp One World Financial Center 200 Liberty St. MF Dept. 5th Fl New York, NY 10281		23.43%
Great Plains Trust Co. 7700 Shawnee Mission PKWY Ste. 101 Overland Park, KS 66202		10.18%
UMBSC & Co. A/C 110290 P.O. Box 419260 Kansas City, MO 64141		2.90%

Buffalo High Yield Fund, Inc.
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104		24.21%
National Financial Services Corp For Benefit of NFS FMTC SEP IRA FOB Bennie B Batson One World Financial Center 200 Liberty St. MF Dept. 5th Fl New York, NY 10281		10.69%
Great Plains Trust Co. 7700 Shawnee Mission PKWY Ste. 101 Overland Park, KS 66202		13.55%

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
UMBSC & Co. A/C 110290 P.O. Box 419260 Kansas City, MO 64141		20.74%
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103		6.56%

Buffalo International Fund
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Great Plains Trust Co. 7700 Shawnee Mission PKWY Ste. 101 Overland Park, KS 66202		41.71%
UMBSC & Co. A/C 110290 P.O. Box 419260 Kansas City, MO 64141		42.01%

Buffalo Jayhawk China Fund
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
National Financial Services Corp One World Financial Center 200 Liberty St. MF Dept. 5th Fl New York, NY 10281		7.42%
Great Plains Trust Co. 7700 Shawnee Mission PKWY Ste. 101 Overland Park, KS 66202		23.38%
UMBSC & Co. A/C 110290 P.O. Box 419260 Kansas City, MO 64141		31.65%

Buffalo Large Cap Fund, Inc.
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104		15.01%
Great Plains Trust Co. 7700 Shawnee Mission PKWY Ste. 101 Overland Park, KS 66202		18.13%
UMBSC & Co. A/C 110290 P.O. Box 419260 Kansas City, MO 64141		10.79%

Buffalo Micro Cap Fund
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Vermont Western Assurance Inc 84 Pine St. 600 Financial Plaza Burlington, VT 05401		12.11%
Great Plains Trust Co. 7700 Shawnee Mission PKWY Ste. 101 Overland Park, KS 66202		14.29%
UMBSC & Co. A/C 110290 P.O. Box 419260 Kansas City, MO 64141		6.73%

Buffalo Mid Cap Fund
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104		27.71%
National Financial Services Corp For Benefit of Victor Von Althan One World Financial Center 200 Liberty St. MF Dept. 5th Fl New York, NY 10281		17.85%
Perching LLC P.O. Box 2052 Jersey City, NJ 07303		5.80%
Mitra & Co. C/O M&I Trust Co., NA 11270 W Park Pl Ste. 400 PPW-08-WM Attn: Mutual Funds Milwaukee, WI 53224		10.72%

Buffalo Science & Technology Fund
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104		43.66%
National Financial Services Corp One World Financial Center 200 Liberty St. MF Dept. 5th Fl New York, NY 10281		26.95%

Buffalo Small Cap Fund, Inc.
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104		31.67%
National Financial Services Corp One World Financial Center 200 Liberty St. MF Dept. 5th Fl New York, NY 10281		12.73%

Buffalo USA Global Fund, Inc.
Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104		56.37%
Great Plains Trust Co. 7700 Shawnee Mission PKWY Ste. 101 Overland Park, KS 66202		8.35%
UMBSC & Co. A/C 110290 P.O. Box 419260 Kansas City, MO 64141		6.06%

H.	MANAGEMENT OWNERSHIP OF THE FUNDS

As of December 31, 2008, the Directors/Trustees had the following interests in the Buffalo Funds’ securities:

NAME OF DIRECTOR/TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR/TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
INTERESTED DIRECTORS
Joseph C. Neuberger	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None None None None None None None None None None	None
Kent W. Gasaway	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	Above $100,000 Above $100,000 $50,001-$100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000	Above $100,000

NAME OF DIRECTOR/TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR/TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
INDEPENDENT DIRECTORS
Thomas S. Case	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	$1-$10,000 $1-$10,000 None None $1-$10,000 None $10,001-$50,000 None None $1-$10,000	$10,001-$50,000
Gene M. Betts	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None $50,000-$100,000 None None None None None None None None	Above $100,000
J. Gary Gradinger	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None None None None None None None None None None	Above $100,000
Philip J. Kennedy	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	Above $100,000 $1-$10,000 None $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $1-$10,000	Above $100,000

As of June 3, 2008, officers and Directors/Trustees owned 29,663.320 shares of common stock of the Buffalo Balanced Fund (0.19%), 21,723.719 shares of common stock of the Buffalo High Yield Fund (0.16%), 5,000.000 shares of common stock of the Buffalo International Fund (0.21%), 29,391.667 shares of common stock of the Buffalo Jayhawk China Fund (0.96%), 7,087.967 shares of common stock of the Buffalo Large Cap Fund (0.36%), 22,070.305 shares of common stock of the Buffalo Micro Cap Fund (0.70%), 21,229.673 shares of common stock of the Buffalo Mid Cap Fund (0.08%), 17,794.645 shares of common stock of the Buffalo Science & Technology Fund (0.14%), 18,933.459 shares of common stock of the Buffalo Small Cap Fund (0.03%) and 13,987.657 shares of common stock of the Buffalo USA Global Fund (0.27%).

In addition, as of December 31, 2008, neither the Directors/Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, owned securities beneficially or of record in the Advisor, the Distributor or any affiliate of the Advisor or the Distributor.  Accordingly, as of December 31, 2008, neither the Directors/Trustees who are not “interested persons” of the Funds nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  In addition, as of December 31, 2008, neither the Directors/Trustees who are not “interested persons” of the Funds nor members of their immediate family had conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or their affiliates were parties.

I.	LEGAL MATTERS

There are no legal matters currently pending with respect to the Funds as of the date of this Prospectus/Proxy Statement.

Certain legal matters in connection with the tax consequences of the Reorganization will be passed upon by Godfrey & Kahn, S.C.

J.	EXPERTS

The financial statements of the Funds for the fiscal year ended March 31, 2008, contained in the Funds’ 2008 Annual Report to Shareholders, have been audited by Ernst & Young LLP, the independent registered public accounting firm for the Funds, which are incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

K.	INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record Date

Only shareholders of record of each Fund as of the close of business on the Record Date (June 3, 2008) will be entitled to notice of, and to vote at, the Special Meeting.  Each share owned of record of a Fund on the Record Date is entitled to one vote on each matter presented at the Special Meeting with respect to that Fund, with proportionate votes for fractional shares.

Solicitation of Proxies

This Prospectus/Proxy Statement is being sent to you in connection with the solicitation of proxies by the Boards of Directors/Trustees for use at the Special Meeting.  The Funds expect that the solicitation will be primarily by mail, but also may include telephone or other means.  Broadridge Financial Solutions, Inc., a proxy solicitation firm, has been engaged to solicit proxies in connection with the Special Meeting.  The cost of the proxy solicitation firm is estimated to be approximately $140,000.  The solicitation may also include facsimile, Internet, telegraph, or oral communications by certain employees of the Advisor or USBFS, who will not be paid for these services.  The Advisor and USBFS have agreed to share all ordinary costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies, including the cost of the proxy solicitation firm.

Right of Revocation

Any shareholder giving a proxy may revoke it before it is voted at the Special Meeting, either by providing written notice to the Maryland Funds/Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Voting Information

With regard to the Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds, a majority of the outstanding shares of the Fund entitled to vote in person or by proxy as of the Record Date for the Special Meeting will constitute a quorum.  With regard to the Buffalo International, Buffalo Jayhawk China, Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Science & Technology Funds, for Proposal 2, 33 1/3% of shares present in person or represented by proxy will constitute a quorum, and for Proposals 3, 4 and 5 more than 50% of the outstanding shares of a Fund will constitute a quorum.

All shares represented by each properly signed proxy received before the meeting will be voted at the Special Meeting.  Proxies may be voted by mail or by other instrument executed in writing (including electronic, telephonic, computerized or other alternatives to the execution of a written instrument) or by facsimile transmission, or by Internet.  If a shareholder specifies how the proxy is to be voted on any business properly to come before the Special Meeting, it will be voted in accordance with instruction given.  If no choice is indicated on the proxy, it will be voted “FOR” approval of the applicable Proposal.  If any other matters come before the Special Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

With respect to shares of a Fund held in individual retirement accounts (including Traditional and Roth IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other shareholders have voted.

If a quorum of shareholders of a Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Prospectus/Proxy Statement with respect to a Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of such Fund to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting with respect to a Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The Special Meeting with respect to a Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of such Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice.  The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the proposal.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Approval of a Proposal will occur only if a sufficient number of votes are cast “FOR” that proposal.  If shareholders of a Fund do not approve a Proposal, the Fund’s Board of Directors/Trustees may take any further action as it deems to be in the best interest of the Fund and its shareholders.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

L.	OTHER BUSINESS AND NEXT MEETING OF SHAREHOLDERS

The Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

The Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act.  By observing this policy, the Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.

By Order of the Boards of Directors/Trustees of
Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.
Buffalo Funds

/s/ Rachel A. Spearo
Rachel A. Spearo, Secretary
June 9, 2008

VIII.    APPENDIX I – Form of Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this __th day of ________, 2008, by and among [Corporation], a Maryland Corporation  (the “Acquired Fund”), Buffalo Funds, a Delaware statutory trust (the “Trust”), for and on behalf of the [New Fund] (the “Acquiring Fund”), a series of the Trust, Kornitzer Capital Management, Inc. (the “Advisor”), a Kansas corporation, and U.S. Bancorp Fund Services, LLC, a Wisconsin limited liability company (“USBFS”), for certain requirements as set forth in paragraph 9, below, in the case of the Advisor and USBFS.

Acquired Fund	Acquiring Fund
[Fund]	New Fund

WHEREAS, in accordance with the terms and conditions set forth in this Agreement, the parties desire that the Acquiring Fund acquire assets and assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”), and that these Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund;

WHEREAS, the Board of Directors of the Acquired Fund, including a majority of its Directors who are not “interested persons” of the Acquired Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the Reorganization (as such term is defined in Section 1.1 below) is in the best interests of the shareholders of the Acquired Fund, and that their interests would not be diluted as a result of the transactions contemplated thereby; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	REORGANIZATION OF ACQUIRED FUND

1.1    Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the “Fund Assets”) to the Acquiring Fund and the Acquiring Fund shall assume the Acquired Fund’s liabilities as set forth in paragraph 1.3 (the “Liabilities”).  The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund full and fractional Acquiring Fund Shares, the number of which shall be determined by dividing (a) the value of the Acquired Fund’s Assets, net of the Acquired Fund’s Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2.  Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”).  Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.5 hereof.  Such transactions are hereinafter sometimes collectively referred to as the “Reorganization.”

1.2   (a)           With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund’s books on the Closing Date.

(b)           Before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its assets and known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund.  The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund’s Fund Assets before the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies.

1.3    The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Fund will assume all liabilities and obligations allocated or attributable to the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (the “Liabilities”) (including contingent reimbursement to the Advisor of fees waived or expenses reimbursed under an expense limitation agreement.)

1.4    Immediately upon delivery of the one share of the Acquiring Fund to the Acquired Fund pursuant to paragraph 8.6 of this Agreement, the Acquired Fund is authorized, as the then initial shareholder of the Acquiring Fund, to approve the investment advisory agreement between the Advisor and the Trust for and on behalf of the Acquiring Fund, the form of which is included in the "proxy materials," as hereinafter defined, and the registration statement on Form N-14 relating to the Acquiring Fund Shares to be distributed pursuant to this Agreement.

1.5    Immediately following the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date (“Acquired Fund Investors”) in complete liquidation of the Acquired Fund.  That distribution will be accomplished by an instruction, signed by an appropriate officer of the Acquired Fund, to transfer the Acquiring Fund Shares then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record of the Acquired Fund Investors and representing the number of shares of the Acquiring Fund due such Acquired Fund Investor.  All issued and outstanding shares of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund’s books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with paragraph 1.1.

1.6    Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund’s Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.5, the Acquired Fund shall terminate its qualification, classification and registration with all appropriate federal and state agencies.  Any reporting or other responsibility of the Acquired Fund are and shall remain the responsibility of the Acquired Fund up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.

2.	VALUATION

2.1    The value of the Acquired Fund’s Fund Assets shall be the value of those assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquired Fund’s then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Applicable Valuation Date”).

2.2    The net asset value of each share of the Acquired Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquired Fund’s then-current Prospectus and Statement of Additional Information.

2.3    All computations of value contemplated by this Article 2 shall be made by the Acquired Fund’s administrator in accordance with its regular practice as pricing agent.  The Acquiring Fund shall cause the administrator to deliver a copy of its valuation report to the Acquired Fund at the Closing.

3.	CLOSING(S) AND CLOSING DATE

3.1    The Closing for the Reorganization shall occur on or before June 30, 2008, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a “Closing Date”). The Closing(s) shall be held at the offices of USBFS, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or at such other location as is mutually agreeable to the parties hereto.  All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 12:00 p.m., Central time on the Closing Date unless otherwise provided.

3.2    The Acquiring Fund’s custodian shall deliver at the Closing evidence that: (a) the Acquired Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

3.3    Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.	COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

4.1    With respect to the Acquired Fund, the Acquired Fund has called or will call a meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund’s liquidating distribution of Acquiring Fund Shares contemplated hereby, and for the Acquired Fund to terminate its qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund.  The Acquired Fund shall prepare the notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with that meeting.

4.2    The Acquired Fund covenants that the corresponding Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

4.4    Subject to the provisions hereof, the Acquired Fund and the Trust, each on its own behalf and the Trust on behalf of the Acquiring Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5    The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund’s assets and liabilities as of the Closing Date.

4.6    The Trust, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14, and the current prospectus and statement of additional information of the Acquiring Fund, under the Securities Act of 1933, as amended (the “1933 Act”), relating to the Acquiring Fund Shares (the “Registration Statement”).  The Acquired Fund has provided or will provide the Acquiring Fund with the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with paragraph 4.1, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

4.7    As soon after the Closing Date as is reasonably practicable, the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on/or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

4.8    Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Liabilities of the Acquired Fund in exchange for the Acquiring Fund Shares as contemplated herein, the Acquired Fund will file any final regulatory reports, including but not limited to any Form N-CSR filing with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the state of Maryland and other applicable requirements, including the filing of Form N-8F with the SEC after all other applicable filings for the Acquired Fund have been completed.

5.	REPRESENTATIONS AND WARRANTIES

5.1    The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Trust was duly created pursuant to its Agreement and Declaration of Trust by its trustees for the purpose of acting as an open-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”) and is validly existing under the laws of the State of Delaware, and its Declaration of Trust directs its trustees to manage the affairs of the Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering the Trust’s business as currently conducted by the Trust and as described in the current registration statement of the Trust.  The Trust is registered as an investment company classified as an open-end, management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b) The Registration Statement, including the current prospectus and statement of additional information of the Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(c) The Acquiring Fund is not in breach or violation of, and the execution, delivery and performance of this Agreement by the Trust for itself and on behalf of the Acquiring Fund does not and will not (i) violate the Trust’s Declaration of Trust or By-Laws, or (ii) result in a breach of, violate, or constitute a default under, any material agreement or material instrument to which the Trust is a party or by which its properties or assets are bound;

(d) Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge threatened against the Trust or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Trust or the Acquiring Fund’s financial condition or the conduct of their business.  The Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(e) All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges or other encumbrances.  The shares of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

(f) The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, its trustees and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles;

(g) On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

(h) To the knowledge of the Acquiring Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been contemplated by this Agreement, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

5.2    The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund was duly created pursuant to its Articles of Incorporation by its incorporator for the purpose of acting as an open-end, management investment company under the 1940 Act and is validly existing under the laws of the State of Maryland, and its Articles of Incorporation directs its directors to manage the affairs of the Acquired Fund and grants them all powers necessary or desirable to carry out such responsibility, including administering the Acquired Fund’s business as currently conducted by the Acquired Fund and as described in the current prospectus of the Acquired Fund.  The Acquired Fund is registered as an investment company classified as an open-end, management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

(b) All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws.  All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of their shares, nor is there outstanding any security convertible into any of their shares (other than exchange privileges set forth in the Registration Statement);

(c) The Registration Statement, including the current prospectus and statement of additional information of the Acquired Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) The Acquired Fund is not in breach or violation of, and the execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate the Acquired Fund’s Articles of Incorporation or By-Laws, or (ii) result in a breach of, violate, or constitute a default under, any material agreement or material instrument to which the Acquired Fund is a party or by its properties or assets are bound;

(e) Except as previously disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or its business, or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund or the Acquired Fund’s financial condition or the conduct of its business.  The Acquired Fund knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f) The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of the Acquired Fund as of and for the period ended March 31, 2007, audited by Ernst & Young, LLP (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund’s financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to the Acquired Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g) Since the date of its most recent audited financial statements, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (g), neither a decline in the Acquired Fund’s net asset value per share nor a decrease in the Acquired Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(h) All federal and other tax returns and reports of the Acquired Fund required by law to be filed on or before the Closing Date have been filed, and all taxes owed by the Acquired Fund or the Acquiring Fund have been paid so far as due, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(i) For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a regulated investment company under the Code and has taken all necessary and required actions to maintain such status [to be modified for Small Cap Fund];

(j) At the Closing Date, the Acquired Fund will have good and marketable title to its Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(k) The execution, delivery and performance of this Agreement by the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund and its Directors, and this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(l) From the effective date of the Registration Statement through the time of the meeting of the Acquired Fund shareholders, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund’s Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by the Acquired Fund with respect to the Acquiring Fund): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

(m) To the knowledge of the Acquired Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Acquired Fund, or the performance of the Agreement by the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of the Acquired Fund to consummate the Reorganization shall be subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

6.1    All representations and warranties of the Trust with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2    The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund, at the Closing a certificate executed on behalf of the Acquiring Fund by any two of the Trust’s President, Treasurer or Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    Unless waived by the Acquired Fund, the Acquired Fund shall have received at the Closing assurances of an officer of the Trust, in a form reasonably satisfactory to the Acquired Fund, substantially to the effect that:

(a) The Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b) The Trust is a statutory trust duly created pursuant to its Agreement and Declaration of Trust, is validly existing and in good standing under the laws of Delaware, and the Agreement and Declaration of Trust directs its trustees to manage the affairs of the Trust and the Acquiring Fund and grants them all powers necessary or desirable to carry out such responsibility, including administering the Acquiring Fund’s business as described in the registration statement of the Acquiring Fund;

(c) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Trust and the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquired Fund, is a valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles;

(d) the Acquiring Fund Shares to be issued to the Acquired Fund and then distributed to the Acquired Fund Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(e) the Registration Statement has become effective with the SEC and, to the best of such officer’s knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened;

(f) to the knowledge of such officer, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date; and

(g) to the knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

6.4           The Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of the Trust to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder, on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2    The Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by the Acquired Fund’s President, Treasurer, or Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

7.3    The Acquiring Fund shall have received at the Closing assurances of an officer of the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund, substantially to the effect that:

(a) The Acquired Fund is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b) The Acquired Fund is a Maryland corporation duly created pursuant to its Articles of Incorporation, is validly existing and in good standing under the laws of Maryland, and the Articles of Incorporation directs its directors to manage the affairs of the Acquired Fund and grants them all powers necessary or desirable to carry out such responsibility, including administering the Acquired Fund’s business as described in the registration statement of the Acquired Fund.

(c) this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles;

(d) to the knowledge of such officer, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

(e) to the knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business;

(f) the Acquired Fund Shares then issued and outstanding are duly registered under the 1933 Act on the appropriate form, and are duly authorized and are validly issued and outstanding and fully paid and non-assessable, and no shareholder of the corresponding Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(g) the registration statement of the Acquired Fund is effective with the SEC and, to such officer’s knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

7.4    The Board of Directors of the Acquired Fund shall have determined that the Reorganization is in the best interests of the Acquired Fund.

7.5    The transfer agent to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the shareholder records of the Acquired Fund are in good order and as to such other matters as the Acquiring Fund shall reasonably request.

7.6    The Acquired Fund shall arrange to make the Acquired Fund’s auditors available to the Acquiring Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Articles of Incorporation and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by the Trust, on behalf of the Acquiring Fund, or by the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4    The Registration Statement of the Acquiring Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The Acquiring Fund and the Acquired Fund shall have received an opinion of counsel to the Trust, dated as of the Closing Date, substantially to the effect that for federal income tax purposes:

(a)    the transfer by the Acquired Fund of the Fund Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and Acquired Fund are “parties to a reorganization” within the meaning of Section 368(b) of the Code;

(b)    no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund Assets solely in exchange for the corresponding Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(c)    no gain or loss will be recognized by the Acquired Fund upon the transfer of the Fund Assets to the Acquiring Fund and the assumption by the Acquiring Fund of the Liabilities in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund;

(d)    no gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of their Acquired Fund Shares for the corresponding Acquiring Fund Shares;

(e)    the aggregate tax basis for the Acquiring Fund Shares received by the Acquired Fund’s shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund’s shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by the Acquired Fund’s shareholders will include the period during which the Acquired Fund’s shares exchanged therefor were held by such shareholder (provided the Acquired Fund’s shares were held as capital assets on the date of the Reorganization); and

(f)    the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

8.6    Prior to the Closing, the Board of Trustees of the Trust shall have authorized the issuance of, and the Acquiring Fund shall have issued, one share of the Acquiring Fund to the Acquired Fund in consideration of the payment of $1.00, and the Acquired Fund shall have voted affirmatively on the matter referred to in paragraph 1.4, above.

9.	EXPENSES

The Advisor and USBFS shall each be responsible for an equal portion of all expenses in connection with the Reorganization, except as set forth in this paragraph, and shall reimburse each of the Acquiring Fund and the Acquired Fund for all expenses incurred by it in connection with the Reorganization and with this Agreement whether or not the transaction contemplated hereby is consummated.  If expenses in connection with the Reorganization exceed $100,000, USBFS shall be responsible for all expenses incurred in excess of $100,000.  The Acquired Fund’s shareholders will pay their personal expenses, if any, incurred in connection with the Reorganization.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    This Agreement constitutes the entire agreement among the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual consent of the Acquiring Fund and the Acquired Fund or if any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement. In the event of any termination pursuant to paragraph 11 there shall be no liability for damage on the part of either party to the other party respecting such termination.  The Advisor and USBFS shall be responsible for out of pocket expenses associated with the terminated transaction.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be distributed to the Acquired Fund’s shareholders under this Agreement to the detriment of such Acquired Fund’s shareholders, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund’s shareholders’ approvals except that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, certified mail or overnight express courier addressed to:

For the Acquired Fund:

[Acquired Fund]
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
Attention: Rachel A. Spearo
Secretary

For the Trust, on behalf of itself and the Acquiring Fund:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
Attention: Rachel A. Spearo
Secretary

For Kornitzer Capital Management, Inc.:

Kornitzer Capital Management, Inc.
5420 W. 61st Place
Shawnee Mission, KS 66205
Attention: John C. Kornitzer
President

For U.S. Bancorp Fund Services, LLC:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Attention: Joseph C. Neuberger
Executive Vice President

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1    The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively.  Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

14.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3    This Agreement shall be governed by and construed in accordance with the laws of Delaware (without regard to rules regarding choice of law).

14.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

[ACQUIRED FUND]

By:
Kent W. Gasaway
President

BUFFALO FUNDS
for itself and on behalf of
[Fund]

By:
Kent W. Gasaway
President

Kornitzer Capital Management, Inc.
with respect to its obligations under paragraph 9 of this Agreement:

By:
John C. Kornitzer
President

U.S. Bancorp Fund Services, LLC
With respect to its obligations under paragraph 9 of this Agreement:

By:
Joseph C. Neuberger
Executive Vice President

IX.    APPENDIX II – Comparison of Maryland Funds and the Trust

The following is a comparison of certain principal differences between the organization of the Maryland Funds and the Trust (collectively referred to as the “Fund(s)”).  References to the Trust include the New Funds if the Maryland Funds are reorganized into new series of the Trust, as proposed by Board of Directors of the Maryland Funds.  More detailed information about each Fund’s current corporate structure is contained in the Funds’ SAI.  All terms beginning with initial capital letters in this Appendix II and not otherwise defined herein shall have the meanings assigned to them in the Combined Prospectus/Proxy Statement.

Comparison of Capital Structure

The Trust was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated February 14, 2001.  The number of shares of the Trust and its series is unlimited, each having no par value.  The Trust may issue fractional shares.

The Maryland Funds were incorporated under the Maryland General Corporation Law (the “MGCL”) on the following dates:

•	Buffalo Balanced Fund, Inc., January 25, 1994;
•	Buffalo Large Cap Fund, Inc., November 23, 1994;
•	Buffalo High Yield Fund, Inc., November 23, 1994;
•	Buffalo USA Global Fund, Inc., November 23, 1994;
•	Buffalo Small Cap Fund, Inc., October 16, 1997.

Each of the Maryland Funds has authorized capital of the following number of shares of common stock with a par value of $1.00 per share:

•	Buffalo Balanced Fund, Inc., twenty-five million shares;
•	Buffalo Large Cap Fund, Inc., ten million shares;
•	Buffalo High Yield Fund, Inc., one-hundred million shares;
•	Buffalo USA Global Fund, Inc., ten million shares;
•	Buffalo Small Cap Fund, Inc., one-hundred million shares;

The New Funds will each be a new series of the Trust.  The number of shares of each New Fund will be unlimited, each without par value.  The New Funds will be able to issue fractional shares.  Shares of the Trust and the Maryland Funds are, and shares of the New Funds will be, fully paid and nonassessable.  Shareholders of the Funds have no preemptive or appraisal rights.  Similarly, shareholders of the New Funds will have no appraisal rights.

Comparison of Voting Rights

For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote. Shareholders of the Funds are not entitled to cumulative voting in the election of Trustees or Directors, as appropriate, or on any other matter.  Quorum for a shareholders’ meeting of the Trust is thirty-three and one-third percent (33 1/3%) of the shares entitled to vote, which are present in person or by proxy. Quorum for a shareholders’ meeting of the Maryland Funds is a majority of the outstanding shares present in person or by proxy.

The 1940 Act provides that shareholders of the Funds have the power to vote with respect to the election of Trustees/Directors, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to investment objectives, strategies or restrictions deemed to be fundamental.

In addition, shareholders of the Maryland Funds and the Trust are granted the power to vote on certain matters by the laws of the jurisdiction under which they were formed, and, for the Trust, by its Declaration of Trust.  In most instances, the rights to vote on these matters are similar between Maryland Funds and the Trust.  In the case of the Maryland Funds, under the MGCL shareholders have the power to vote: (1) for the election of Directors, including the filling of vacancies on the Board of Directors (provided that at least two-thirds of the Directors must be elected by the shareholders); (2) for certain amendments to the Maryland Funds’ charters; (3) mergers and consolidations; (4) statutory share exchanges; and (5) dissolutions.  In the case of the Trust, the Declaration of Trust specifically gives shareholders the power to vote: (1) for the election of Trustees, including the filling of any vacancies in the Board of Trustees (provided that the Trustees also have the power to fill vacancies in the Board of Trustees); (2) with respect to certain amendments to the Declaration of Trust as required by the Declaration of Trust or the 1940 Act; (3) for dissolution of the Trust or a series of the Trust, unless otherwise dissolved by the Board of Trustees upon written notice to the shareholders; and (4) on such matters as required by the Declaration of Trust, the by-laws, the 1940 Act and any registration statement of the Trust filed with the SEC, or as the Trustees may consider necessary or desirable.

A majority of a Maryland Fund’s shares voted in person or represented by proxy at a meeting attended by a quorum is required on any matters presented for shareholder vote other than election of Directors, unless otherwise required by applicable law.  In the case of the Trust, a majority of the shares voted is required in all matters other than the election of Trustees, where a quorum is present, unless the Declaration of Trust, its by-laws or applicable law provide otherwise.  Directors of the Maryland Funds and Trustees of the Trust are elected by not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a shareholders meeting at which a quorum is present.  The organizational documents for each Fund establish the maximum number of days prior to a shareholders’ meeting on which a record date may be set by that Fund’s Board.  The maximum number of days is 90 for the Funds.

Comparison of Legal Structures

Mutual funds, such as the Trust, formed under the Delaware Statutory Trust Act (“DSTA”) are granted a significant amount of operational flexibility to adopt features, rights and obligations of the statutory trust, and its Trustees and shareholders, in their charter instruments.  The Trust and its series have been able to benefit from this flexibility to streamline their operations and minimize expenses. To a similar effect, the MGLC contains provisions specifically designed for investment companies, such as the Maryland Funds, which take into account their unique structure and operations, and allow such investment companies to simplify their operations by reducing administrative burdens generally to operate more efficiently. For example, as with Delaware statutory trusts, funds organized as Maryland corporations are not required to hold annual stockholders’ meetings if meetings are not otherwise required by the federal securities laws or their charter or by-laws, and such funds may create new classes or series of stock without having to obtain the approval of stockholders at a meeting.

However, funds organized as Delaware statutory trusts have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under the MGCL, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes.  The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only Trustee approval.  All are subject, however, to any special voting requirements of the 1940 Act.  Finally, the MGCL imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

Limited Liability for Shareholders

Under the DSTA, shareholders of the Trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under Delaware General Corporation Law.  Under the MGCL, the shareholders of the Maryland Funds are not subject to any personal liability for any claims against or liabilities of the Maryland Funds solely by reason of being or having been a shareholder of a Maryland Fund.  The Trust’s Board of Trustees may cause shareholders of the Trust to pay for charges of the Trust’s custodian, transfer agent or other similar servicing agent in an amount fixed from time to time by the Board of Trustees by offsetting such charges from declared but unpaid dividends or distributions owed to the shareholders and/or by reducing the number of shares in the account of such shareholder by that number of shares which represent the outstanding amount of such charges due from the shareholder.

Board of Trustees/Board of Directors

Pursuant to the laws of Delaware and the Declaration of Trust, the responsibility for the management of the Trust is vested in its Board of Trustees, which, among other things, is empowered by the Declaration of Trust to elect the officers of the Trust and to appoint such agents as the Board considers appropriate to assist and advise in such management.  Pursuant to the Declaration of Trust, no Trustee shall be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee, except for such person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Pursuant to the MGLC and the Maryland Funds’ Articles of Incorporation, the responsibility for the management and the exercise of the powers of the Maryland Funds are vested in its Board of Directors. Under the MGLC, a Director is required to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of the Maryland Funds and with the care that an ordinarily prudent person in a like position would use under similar circumstances.  To the extent that a Director performs his or her duties as required, he or she will not be liable by reason of having been a Director.  In addition, the Maryland Funds’ Articles of Incorporation provide further indemnification of Directors and officers of the Maryland Funds for acts done in good faith and limit their personal liability for monetary damages.  The Articles of Incorporation provide that the Maryland Funds will not indemnify any Director or officer of the Maryland Funds against any liability to the Maryland Fund or its shareholders arising from such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties their office.

Inspection Rights

The Funds provide certain inspection rights to shareholders of their books and records to the extent required by applicable law.

X.    APPENDIX III – Form of Investment Advisory Agreement for New Fund(s)

MANAGEMENT AGREEMENT

between

KORNITZER CAPITAL MANAGEMENT, INC.

and

BUFFALO FUNDS

THIS AGREEMENT is made and entered into as of the __ day of _____, 2008, by and between BUFFALO FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), on behalf of the [Fund] series of the Trust (the “Fund”), and KORNITZER CAPITAL MANAGEMENT, INC., a corporation organized under the laws of the State of Kansas (hereinafter referred to as the “Manager”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and

WHEREAS, the Trust is authorized to create separate series of shares, with each series of shares representing interests in a separate portfolio of investments managed according to its own investment objective and policies, and the Trust currently consists of several series, including the Fund, and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advice and management services to registered investment companies and other clients as an independent contractor, and

WHEREAS, the Trust desires to retain the Manager to render investment management and other services with respect to the Fund, and the Manager is willing to render such services on the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

1.           DUTIES

The Trust, on behalf of the Fund, hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust.  The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided.  The Manager shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Fund in any way, or in any other way be deemed an agent of the Trust or Fund.

The Manager shall furnish the Fund investment management and administrative services.  Investment management services shall include analysis, research and portfolio recommendations consistent with the Fund’s objectives and policies.  Subject to the supervision of the Trust’s Board of Trustees, the Manager is authorized to make all determinations, without prior consultation with the Trust, as to which securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall take steps necessary to implement the same.  Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund’s securities shall be exercised.  The Manager shall render regular periodic reports to the Trust’s Board of Trustees concerning the Fund’s investment activities.  In connection with the placement of orders for the execution of the Fund’s transactions, the Manager shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations.

The Manager will provide to the Trust (or its agent) records concerning the Manager’s activities which the Trust is required to maintain, and to render regular reports to the Trust’s officers and Trustees concerning the Manager’s performance of the foregoing responsibilities.

Administrative services shall include the services and compensation of such members of the Manager’s organization as shall be duly elected officers and/or Trustees of the Trust and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Trustees, the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, in excess of domestic custody costs), the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Trust, its officers or Trustees are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund’s records and for it to operate as an open-end management investment company.  Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying the Fund’s shares for sale in any jurisdiction, brokerage commissions, additional cost of maintaining custody of assets in foreign jurisdictions, in excess of domestic custody costs or any other expenses incurred by it which are not assumed herein by the Manager.

All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager.  Should the management and administrative relationship between the Trust and the Manager terminate, the Trust shall be entitled to, and the Manager shall provide the Trust, a copy of all information and records in the Manager’s files necessary for the Trust to continue the functions related to the Fund, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Trust or the Fund.

2.           COMPENSATION OF MANAGER

As compensation for the services to be rendered by the Manager under the provisions of this Agreement, the Trust agrees to pay the Manager a management fee computed at the annual rate of 1.00% of the average daily net assets of the Fund.  Such compensation shall be paid to the Manager semi-monthly and shall be calculated by applying a daily rate to the assets of the Fund, based on the annual percentage rate described above.

The Manager may voluntarily or contractually agree to waive any portion of the compensation due to the Manager pursuant to this Agreement and may similarly agree to make payments to limit the overall operating expenses of the Trust.  Unless otherwise agreed, any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments.  Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily.  Any fee voluntarily reduced by the Manager and any expense paid by the Manager voluntarily or pursuant to an agreed expense limitation may be reimbursed by the Fund to the Manager in the first, second, or third (or any combination thereof) year next succeeding the year of the reduction or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation  in effect at the time the fee was waived or the expense was reimbursed.

3.           STATUS OF MANAGER

It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

It is further understood and agreed that, to the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Manager to be suitable for two or more accounts managed by the Manager, the available securities or investments shall be allocated in a manner that is equitable to each account.  It is recognized that, in some cases, this may adversely affect the price paid or received by the Fund or the size or position obtainable for or disposed by the Fund.

4.           PERMISSIBLE INTERESTS

It is understood and agreed that the Trustees, officers, agents, employees of the Trust and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Trust or Fund as shareholders or otherwise.  It is understood and agreed that shareholders, officers, Trustees and other personnel of the Manager are and may continue to be officers and Trustees of the Trust, but that they receive no remuneration from the Trust solely for acting in those capacities.  All such interests shall be fully disclosed between the parties as required by law.

5.           DURATION AND TERMINATION

This Agreement shall become effective as to the Fund, if it is approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party (“Independent Trustees”), and by the vote of a majority of the outstanding voting securities of the Fund as contemplated under the 1940 Act.  It shall remain in force for an initial two-year term and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund as contemplated under the 1940 Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  It shall be the duty of the Trustees of the Trust to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto.

This Agreement may be amended by mutual consent of the parties only if such amendment is specifically approved (1) by a majority of the Trustees of the Trust, including a majority of the Independent Trustees and, (2) if required by law or SEC rules or SEC staff interpretations, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act on not more than sixty days written notice to the Manager, and it may be so terminated by the Manager upon not less than sixty days written notice to the Trust.  It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the 1940 Act pertaining to the subject matter of this paragraph.  Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Trust or the Manager, as the case may be.  As used in this Agreement, the terms “assignment,” “majority of the outstanding voting securities” and “interested person” shall have the meanings contained in the 1940 Act, as interpreted by the SEC staff.

If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

6.           USE OF BUFFALO NAME

In the event that the Manager ceases to be the Fund’s investment manager for any reason, the Trust will (unless the Manager otherwise agrees in writing) take all necessary steps to cause itself and the Fund to cease using the word “Buffalo” in its name within a reasonable period of time.  It is further agreed that the provisions of this Paragraph shall inure to the benefit of the Manager and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

7.           LIMITATION OF LIABILITY OF THE MANAGER

The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

8.           GOVERNING LAW

This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

9.           NOTICE

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Advisor at:               Kornitzer Capital Management, Inc.
5420 West 61 Place
Shawnee Mission, KS  66205

To the Trust at:                    Buffalo Funds
c/o Kornitzer Capital Management, Inc.
5420 West 61 Place
Shawnee Mission, KS  66205

10.           SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.           ENTIRE AGREEMENT

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, together, shall constitute only one instrument.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No series of the Trust shall be liable for the obligations of any other series of the Trust.  Without limiting the generality of the foregoing, the Manager shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the U.S. Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.

BUFFALO FUNDS

By:
Kent W. Gasaway
President

KORNITZER CAPITAL MANAGEMENT, INC.

By:
John C. Kornitzer
President and Chief Investment Officer

BUFFALO FUNDS

PART B

BUFFALO BALANCED FUND
BUFFALO HIGH YIELD FUND
BUFFALO LARGE CAP FUND
BUFFALO SMALL CAP FUND
BUFFALO USA GLOBAL FUND

STATEMENT OF ADDITIONAL INFORMATION

June 9, 2008

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Buffalo Funds’ current Prospectus, dated June 9, 2008.  Certain information from the Buffalo Funds’ Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information.  To obtain the Prospectus or the most recent annual or semi-annual report to shareholders, free of charge, please call the Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332).

TABLE OF CONTENTS
Page

INTRODUCTION	1

GENERAL INFORMATION AND HISTORY	1

INFORMATION ABOUT THE FUNDS’ INVESTMENTS	2

Description of the Funds	2
Principal Investment Strategies, Policies and Risks.	4
Non-Principal Investment Strategies, Policies and Risks.	8
Fundamental Investment Restrictions.	15
Non-Fundamental Investment Restrictions.	16
Portfolio Turnover.	16

FUND SECURITIES TRANSACTIONS	17

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES	18

PURCHASING AND SELLING SHARES	19

Purchases.	19
Sales (Redemptions).	19
Market Timers.	21
Anti-Money Laundering Program.	21
Net Asset Value.	21
Calculation of NAV	22
Additional Purchase and Redemption Policies.	23

MANAGEMENT OF THE FUNDS	23

Trustees and Officers.	23
Committees of the Board.	27
Compensation.	28
Portfolio Holdings Disclosure Policies and Procedures	29
Investment Advisors and Manager.	30
Principal Underwriter.	30
Code of Ethics.	31
Custodian.	31
Independent Registered Public Accounting Firm.	31
Administrator.	31
Transfer Agent.	31

PORTFOLIO MANAGERS OF THE FUNDS	31

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS	35

MANAGEMENT OWNERSHIP OF THE FUNDS	37

DISTRIBUTIONS AND TAXES	37

FINANCIAL STATEMENTS	42

PROXY VOTING POLICIES AND PROCEDURES	42

APPENDIX-RATINGS INFORMATION.	44

Introduction

This Statement of Additional Information (“SAI”) supplements the Buffalo Funds’ Prospectus dated June 9, 2008.  This SAI provides additional information concerning the organization, operation and management of the Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, , Buffalo Small Cap Fund, and Buffalo USA Global Fund (each a “Fund,” and collectively, the “Buffalo Funds” or the “Funds”), each a series of Buffalo Funds, a Delaware statutory trust (the “Trust”).  The  Buffalo International Fund, Buffalo Jayhawk China Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund and Buffalo Science & Technology Fund are also series of the Trust which are not included as part of this SAI..

The Trust is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Funds are classified as “diversified” under the 1940 Act.  “Diversified” means that at least 75% of the value of a Fund’s total assets must be comprised of: (i) cash and cash items; (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (iii) securities of other investment companies; or (iv) other securities; provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.  The remaining 25% of the value of the Fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.  The Funds may not change their classifications as “diversified” without shareholder approval.

The Funds have elected and intend to qualify to be treated as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Such qualification relieves the Funds of liability for federal income taxes to the extent a Fund’s earnings are distributed in accordance with the Code.  To so qualify, among other requirements, the Funds will limit their investments so that, at the close of each quarter of each Fund’s taxable year: (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer; and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Kornitzer Capital Management, Inc. serves as each Fund’s manager and investment advisor (“KCM” or the “Advisor”).  KCM oversees the investment program and management of each Fund’s investments, makes the Funds’ day-to-day investment decisions.

General Information and History

The Trust was organized as a Delaware statutory trust on February 14, 2001.  Each Fund is one series, or mutual fund, formed by the Trust, which, as noted above, also includes the Buffalo Micro Cap, Buffalo Mid Cap, Buffalo Science & Technology,  Buffalo International and Buffalo Jayhawk China Funds .  The Buffalo Balanced, Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds (the “Successor Funds”) are the successors to the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc., respectively (the “Predecessor Fund(s)”), pursuant to a reorganization that took place on _______, 2008.  Prior to that date, the Successor Funds had no investment operations.

The Predecessor Funds had the same investment objectives, strategies and policies as the corresponding Successor Funds and were managed by the same investment advisor as the Predecessor Funds.  The investment objectives, strategies, policies and restrictions of the Successor Funds reflect changes in the Predecessor Funds as a result of a Proxy Statement and subsequent vote by the shareholders of the Predecessor Funds on _____, 2008.  As a result of that vote, the shareholders approved a set of uniform fundamental investment restrictions as reflected herein.  In addition, the objectives, strategies and policies of the Successor Funds were redesignated from fundamental to non-fundamental.  The Successor Funds now correspond with the other Funds of the Trust and any changes to a Fund’s objectives, strategies, policies or restrictions must be effected in accordance with the procedures described below.

An unlimited number of shares of beneficial interest in the Trust were authorized for each of the Funds.  All shares of each of the Funds have the same rights and privileges as other shares of the same Fund.  Each full and fractional share issued and outstanding has: (1) equal voting rights with respect to matters that affect that Fund; and (2) equal dividend, distribution and redemption rights to the assets of that Fund.  Shares when issued are fully paid and non-assessable.  The Trust’s Board of Trustees (the “Board of Trustees”) may create other series of the Trust and divide any series into separate classes.  Shareholders do not have pre-emptive or conversion rights.  The Funds will not hold regular annual shareholder or other shareholder meetings except as required by the 1940 Act and other applicable laws, or as determined by the Board of Trustees.

Non-cumulative voting.  Shares of the Funds have non-cumulative voting rights, which means that the holders of 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

Shareholder meetings.  The Funds will not hold annual meetings except as required by the 1940 Act and other applicable laws.  The Funds have undertaken that the Board of Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of a Fund for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

Information about the Funds’ Investments

The objectives, strategies and policies discussed in this SAI and in the Funds’ Prospectus generally apply when a Fund makes an investment.  If a percentage or other restriction is met at the time of initial investment, except with respect to borrowings and holdings in illiquid securities, a Fund is usually not required to sell a security or other investment because circumstances change and the security or other investment no longer meets one or more of a Fund’s restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, the Fund will, within three days thereafter, excluding Sundays and holidays, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300%.  Likewise, in the event that a Fund’s holdings in illiquid securities exceeds its limitations due to market factors, the Fund will make such adjustments necessary to reduce its holdings in such securities to comply with its limitations.

Unless otherwise stated, a Fund’s investment objective, strategies or policies may be changed only by the Board of Trustees, without shareholder approval.  However, a Fund will not change its investment objective without providing advance thirty (30) days written notice of the change to shareholders.  The Buffalo High Yield,  Buffalo Large Cap Buffalo Small Cap,  and Buffalo USA Global Funds will not change their investment policies of investing at least 80% of the Fund’s investments in the investments described above without first providing shareholders with at least 60-days’ prior written notice.

Below you will find descriptions of each Fund’s principal investment objective and strategies.  Following the Fund descriptions, you will find a more detailed description of the Funds’ investments and their associated risks, with the Funds’ principal investment strategies and policies listed first, followed by additional investment strategies and policies used by the Funds to achieve their investment objectives.

Description of the Funds

Buffalo Balanced Fund--seeks, as a primary objective, long-term capital growth and, as a secondary objective, high current income.  The Fund intends to achieve its primary objective by investing primarily in domestic common stocks and by investing secondarily in convertible debt securities and convertible preferred stocks.  The Fund intends to achieve its secondary objective, high current income, by investing in corporate bonds, government bonds, convertible debt securities, preferred stocks and convertible preferred stocks.  The Fund will often invest in higher yielding, high-risk debt securities.  The Advisor generally expects that these debt securities will be rated below investment grade by the major rating agencies.  The Fund typically invests at least 25% of its net assets in equity securities and at least 25% of its net assets in debt securities, although the Advisor may deviate from this combination when it believes that doing so is in the best interest of the Fund’s shareholders.

The Advisor expects that the majority of common stocks purchased for the Fund will be of large-capitalization (“large-cap”) companies.  This Fund considers large-cap companies to be those with market capitalization in excess of $10 billion at the time of initial purchase.

The Fund retains the freedom to invest up to 75% of its net assets in corporate debt securities, convertible debt securities, preferred stocks and convertible preferred stocks, including higher yielding, high-risk debt securities.  High-risk debt securities are those rated below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) and are commonly called “junk bonds”.  Yields on such bonds may fluctuate significantly, and, therefore, achievement of the Fund’s investment objectives may be more dependent on the Advisor’s credit analysis ability than it would be for investments in higher rated bonds.

The Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality.  Rated debt securities, which are downgraded to below B quality and unrated debt securities, which the Advisor believes have fallen below B quality, will be sold at the Advisor’s discretion, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.

Buffalo High Yield Fund--primarily seeks high current income and secondarily seeks long-term capital growth.  The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of higher yielding, high-risk debt securities (commonly known as “junk bonds”).  The Fund also generally intends to invest a small percentage of its net assets in equity securities.  The Fund will pursue its secondary investment objective, capital growth, through appreciation of the debt and equity securities that it holds.  The proportion of the Fund’s net assets invested in debt and equity securities will change over time in accordance with the Advisor’s analysis of economic conditions and the underlying value of securities.

The Fund may invest up to 100% of its net assets in debt securities, including without limitation, corporate and convertible debt securities.  The Fund may also purchase government debt securities, but will not invest directly in debt securities issued by foreign governments.  The debt securities in which the Fund invests will typically be rated below investment grade by the major rating agencies, which place greater importance on the Advisor’s credit analysis ability than investing in higher rated debt securities.  The Fund may also invest in preferred stocks and convertible preferred stocks.

The Fund may purchase and invest up to 20% of its net assets in debt securities that are rated less than B, by Moody’s or S&P, or in unrated debt securities of similar quality, based on the Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  Rated debt securities, which are downgraded to below B quality after purchase, and unrated debt securities, which the Advisor believes have fallen below B quality after purchase, are not subject to this limitation, and such securities will be sold at the Advisor’s discretion.  The lowest rated debt security that the Fund will hold is D quality (defaulted securities).  Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor’s discretion.

The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities. However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be ten years or less.

If the Advisor believes that a full or partial temporary defensive position is necessary, due to present or anticipated market or economic conditions, the Advisor may take any one or more of the following steps to protect the Fund’s assets: (1) shorten the average maturity of the Fund’s debt securities; (2) hold more or all cash or cash equivalents; and (3) emphasize investment in higher grade debt securities.  If the Advisor implements a defensive position, the Fund’s yield may decline and the Fund may not achieve its investment objectives.

Buffalo Large Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks and other equity securities of large-cap companies.  As a non-fundamental policy, the Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization of $10 billion or greater.  The Advisor seeks dividend income as a secondary consideration in its stock selection process.  The Fund will normally invest in a broad array of domestic common stocks that are diversified in terms of companies and industries.

Buffalo Small Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of smaller, or “small-cap,” companies.  The Fund considers a company to be a small-cap company if, at the time of purchase, it has a market capitalization of under $2.5 billion.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.

Buffalo USA Global Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in the common stocks of U.S. companies that have substantial international operations.  The Fund considers a U.S. company to have substantial international operations if the company receives more than 40% of its revenue or operating income from sales or operations outside of the U.S.  The Fund will diversify its investment in these U.S. companies so that the Fund is exposed to the markets of at least three different foreign countries.  The Advisor measures the 40% minimums in income or revenue from international operations by looking at each respective company’s most recent completed quarter of business or its most recently completed fiscal year as of the time that the Fund makes its initial purchase of the company’s securities.  The Advisor seeks to invest in the common stocks of companies that appear to have above-average potential for appreciation.  Income is a secondary consideration.

Principal Investment Strategies, Policies and Risks.

Common Stock.  All of the Buffalo Funds may invest in the common stock of domestic companies.  The purchaser of common stock receives an ownership interest in a company and usually certain voting rights with regard to that company.  The owner of common stock may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners.  Owners of common stock may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as they are traded in the public securities markets.  Common stocks, and stock markets generally, can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Other Equity Securities.  To the extent that any of the Buffalo Funds purchase equity securities other than common stocks, including preferred stocks, convertible preferred stocks, securities (or other investments) with prices linked to the value of common stock and warrants, they will be exposed to the following benefits and risks.

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Preferred stockholders typically receive greater dividends, but may receive less appreciation than common stockholders and may have greater voting rights as well.

A convertible preferred stock is a preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.  Convertible preferred stock provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  Convertible preferred stock tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, the value of a convertible preferred stock also tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, convertible preferred stock is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

Convertible preferred stock is usually issued either by an operating company or by an investment bank.  When issued by an operating company, convertible preferred stock tends to be senior to common stock, but subordinate to other types of debt securities issued by that company.  When convertible preferred stock issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible stock.  If, however, the parity price, which is the price at which the common stock underlying the convertible stock may be obtained, of the convertible stock is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock.  When convertible preferred stock is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of the convertible preferred stock may be important in determining the security’s true value.  This is because the holder of the convertible preferred stock will have recourse only to the issuer.  Convertible preferred stock may also be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.  Convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating and investment limitation purposes.

A warrant allows the holder to purchase a security at a fixed price during a preset time period.  The value of a warrant will increase, if the market value of a particular security increases after the warrant is purchased.  If the market value of the security decreases after the warrant is purchased or if the term of the warrant expires before it is exercised, the holder of the warrant will incur a loss.  Warrants do not provide the holder the right to receive dividends or the right to vote.

Large-Cap Companies.  The Buffalo Large Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of larger companies.  Large-cap companies may be more stable than newer, smaller companies, and securities of larger companies tend to be regularly traded.  Large-cap companies, however, may be unable to respond quickly to new competitive challenges.  Large-cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Companies To the extent that they purchase such securities, the Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of mid-cap companies.  Mid-cap companies may have more potential for growth than larger companies, but mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies.  Mid-cap company securities also may be bought and sold less often and in smaller amounts than larger company securities.  If a Fund wants to sell a large quantity of a mid-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Small-Cap Companies.  The Buffalo Small Cap Fund, and to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of small-cap companies.  Smaller, less seasoned companies may have more potential for greater and rapid growth, but investing in small-cap companies may also involve greater risk than investing in larger companies.  Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies.  Small-cap company stocks also tend to be bought and sold less often and in smaller amounts than larger company stocks.  If a Fund wants to sell a large quantity of a small-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Micro-Cap Companies.  The Buffalo Small Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of micro-cap companies.  Small, less seasoned companies have more potential for rapid growth.  They also often involve greater risk than larger companies.  Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole.  In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company.  The securities of micro-cap companies, therefore, tend to be more volatile than the securities of larger, more established companies.  Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities.  If the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Debt Securities.  The Buffalo Balanced, the Buffalo High Yield and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in debt securities.  A debt security represents a loan of money by the purchaser of the security to the issuer.  A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time.  Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities.  Bonds, notes, debentures and commercial paper are types of debt securities.  Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule.  Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

The yields and principal values of debt securities fluctuate.  Generally, values of debt securities change inversely with interest rates.  That is, as interest rates go up, the values of debt securities tend to go down and vice versa.  These fluctuations tend to increase as a bond’s maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond.

A convertible debt security is a debt obligation that may be converted in a specified period of time into a certain amount of common stock of the same or a different issuer.  A convertible debt security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  As with a straight debt security, a convertible debt security tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, however, the value of a convertible debt security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

A convertible debt security is usually issued either by an operating company or by an investment bank.  When issued by an operating company, convertible debt tends to be senior to common stock, but subordinate to other types of debt securities issued by that company.  When a convertible debt security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security.  If, however, the parity price, which is the price at which the common stock underlying the convertible debt security may be obtained, of the convertible debt security is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock.  When a convertible debt security is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of a convertible debt security may be important in determining the security’s true value.  This is because the holder of a convertible debt security will have recourse only to the issuer.  A convertible debt security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.  The Advisor uses the same criteria to rate a convertible debt security as it uses to rate a more conventional debt security.

The Buffalo Balanced and Buffalo High Yield Funds purchase debt securities, as previously described in this SAI.  Consistent with their investment objectives, strategies and policies, the remaining Buffalo Funds may purchase debt securities that, at the time of initial purchase, are rated A or higher by Moody’s or S&P or that are unrated, if the Advisor determines that the debt security is of comparable quality.  Rated debt securities, which are downgraded below A after being purchased, and unrated debt securities, which the Advisor believes have fallen below that level after being purchased, will be sold at the Advisor’s discretion.  Each of the Buffalo Funds may also purchase debt securities, as stated in this SAI’s Cash Management description, even though such an investment is not consistent with a Fund’s objectives or its other strategies or policies.

High Yield Debt Securities.  The Buffalo Balanced and Buffalo High Yield Funds invest in higher yielding, high-risk debt securities, often referred to as “junk bonds”.  These lower-grade debt instruments generally offer higher yields than other debt securities.  They can also carry a greater risk of default, which is the risk that the issuer will not make interest or principal payments when due.  In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected by the default.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing, and any of these factors could lead to a default.

The market prices of lower-grade debt securities are generally less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic or political conditions and negative, individual issuer developments.  Lower-grade debt securities may also have less liquid markets than higher rated debt securities, and their liquidity may be more heavily impacted by adverse economic, political or issuer conditions.  Negative publicity or investor perceptions, as well as new or proposed laws, may also have a significant impact on the market for these debt securities.

Credit quality of lower-grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular higher yielding, high-risk debt security.  For these reasons, the Advisor  uses its own independent and ongoing review of credit quality in addition to the national rating organizations in selecting these debt securities for the Funds.

As mutual funds investing in debt securities, the Funds are subject primarily to interest rate, income and credit risk.  Interest rate risk is the potential for a decline in bond prices due to rising interest rates.  In general, bond prices vary inversely with interest rates.  When interest rates rise, bond prices generally fall.  Conversely, when interest rates fall, bond prices generally rise.  The change in price depends on several factors, including the bond’s maturity date.  In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.  The Funds are also subject to income risk, which is the potential for a decline in the respective Fund’s income due to falling market interest rates.  In addition to interest rate and income risks, each Fund is subject to credit risk, which is the risk of non-payment of interest or principal when due.  The credit risk of a Fund depends on the quality of its investments.

International Investing.  International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the U.S. economy and can expose a fund to growth in emerging markets.    The  Buffalo Funds may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S., including, but not limited to, ADRs.

The Buffalo USA Global Fund gains international exposure, while attempting to limit its risks, by investing primarily in U.S. companies with substantial international operations.  The other Buffalo Funds may also invest in U.S. companies with substantial international operations to a more limited degree, and, to the extent they do so, will be subject to the same risks.  Although this investment style is not direct foreign investment, the U.S. companies in which these Funds normally invest will directly experience the risk of foreign operations in their day-to-day business.

Each of the Buffalo Funds may gain international exposure by purchasing ADRs.  ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. Dollars, are publicly traded in the U.S. and represent ownership in underlying foreign securities.  ADRs are subject to similar risks as are other types of foreign investments.  Each of these Funds  are authorized to invest up to 25% of its net assets in ADRs or in securities of foreign companies traded on U.S. stock exchanges, but such Funds presently expect to limit such investments to less than 10% of net assets.

Most ADRs are traded on a U.S. stock exchange and are either sponsored or unsponsored.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of an unsponsored ADR.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of such facility.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs.  ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency.  However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs in relation to the U.S. dollar.

Investing in foreign companies, even indirectly through ADRs, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses and may include: currency risks, such as adverse fluctuations in currency exchange rates; country risks, including political, social and economic instability, currency devaluation and policies that have the effect of limiting or restricting foreign investment or the movement of foreign assets; unusual trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility, among others.  While ADRs do not involve the same direct currency and liquidity risks as securities denominated in a foreign currency, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADR in relation to the U.S. dollar.

Covered Call Options.  Each of the Buffalo Funds are authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options.  A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.  A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that the Fund has written.

Up to 25% of a Fund’s net assets may be subject to covered call options.  By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Upon the termination of a Fund’s obligation under a covered call option, other than through exercise of the option, the Fund will realize a short-term capital gain or loss.  If a Fund exercises an option and realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held.  Writing of covered call options creates a straddle that is potentially subject to the straddle rules, which result in a deferral of some losses for tax purposes.

Non-Principal Investment Strategies, Policies and Risks.

Cash Management.  Each of the Buffalo Funds may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash.  Such high-quality, short-term obligations include money market securities, money market mutual funds, commercial paper, bank certificates of deposit and repurchase agreements that are collateralized by government securities.  These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Advisor looks for suitable investment opportunities.  There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes.  During such times, the Fund taking the defensive position will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Buffalo Funds apply the following criteria to their investments:

(1)
certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

(2)
commercial paper will be limited to companies rated P-1 or higher by Moody’s or A-1 or higher by S&P, or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;

(3)
the Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody’s or AA or higher by S&P; and

(4)
the Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can decrease in value.  The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer.  During periods of declining interest rates, the value of debt securities generally increases.  Conversely, during periods of rising interest rates, the value of these securities generally declines.

Repurchase Agreements.  Each of the Buffalo Funds may invest in issues of the U.S. Treasury or a U.S. government agency subject to repurchase agreements.    A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund’s cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund’s period of ownership.  As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during such period.  The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price. Investments in repurchase agreements that do not mature in seven days may be considered illiquid securities.

The Funds will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion, which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by the Board of Trustees.  The term to maturity of a repurchase agreement normally will be no longer than a few days.

Illiquid Securities.  The Funds may invest in illiquid securities, but these investments will not exceed more than 15% of a Fund’s net assets.  The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the security.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”).  Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility, which may result in a loss to the Fund.

Restricted Securities. The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the Illiquid Securities section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the 1933 Act (“4(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor and if, as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Temporary Defensive Position.  The Funds generally hold some cash, short-term debt obligations, government securities, money market instruments or high quality investments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes.  During those times, a Fund will not be able to pursue its primary investment objective, and, instead, will focus on preserving its assets.  Also, a temporary defensive strategy still has the potential to lose money.

Commercial Paper.  Commercial paper is an unsecured, short-term loan of a corporation, typically for financing accounts receivable and inventory.  Investments in commercial paper are limited to obligations rated Prime-1 by Moody’s or A-1 by S&P or, if not rated by Moody’s or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P.

Other Investment Companies.  Each Fund may invest a portion of its assets in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange-Traded Funds (“ETFs”).  A Fund’s investments in money market mutual funds may be a part of its cash management strategy and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Buffalo Jayhawk China Fund’s investment in other investment companies may also be in furtherance and of its investment objective of long term growth of capital.  The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act and the rules and regulations thereunder.  In general, Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company are owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable to you.  Additionally, if a Fund has an investment policy of investing at least 80% of its assets in a particular type of security, such Fund will not include its investments in other investment companies for the purpose of such policy.

In addition, the Funds may also take advantage of certain rules and regulations promulgated under the 1940 Act that may allow them to invest in certain types of funds (i.e. money market funds) in excess of the Section 12(d)(1) limits, provided that such investments would be consistent with a Fund’s investment objectives, policies and restrictions.  The Funds, however, currently do not intend to take advantage of such rules and regulations.

A Fund’s investment in other investment companies may consist of shares of ETFs.  ETFs are securities whose value tracks a well-known securities index or basket of securities.  A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Options, Futures and Similar Financial Instruments

General.  The Funds are not prohibited from using options, futures and other strategies. While at the present time, the Funds do not use such strategies,  one or more of the Funds may use some of these strategies in the future, given market volatility and the Funds’ respective investment objectives.  The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Advisor may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisor develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisor may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon the Advisor’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisor may still not result in a successful transaction.  The Advisor may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)    Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price.  Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Fundamental Investment Restrictions.
The Board of Trustees has adopted the following investment restrictions as fundamental policies for each of the respective Buffalo Funds as stated below.  These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, which means, under the 1940 Act, the vote of: (1) more than 50% of the outstanding voting securities of a Fund; or (2) 67% or more of the voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less.  Many of these investment restrictions recite the current legal or regulatory requirements.  When the legal or regulatory requirements change, a Fund’s applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval, so long as any such modification is consistent with a Fund’s investment objective, strategies and policies.

Each Fund will not:

(1)
as to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);

(2)
engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein;

(3)
underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4)
make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold  publicly distributed debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement;

(5)
borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes;

(6)
make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies); or

(7)
purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

Non-Fundamental Investment Restrictions.
In addition to the objectives, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Board of Trustees has adopted the following investment restrictions as non-fundamental policies for the respective Buffalo Funds.  The Board of Trustees may change these non-fundamental investment restrictions without shareholder approval.

(1)
Each of the Buffalo High Yield,  Buffalo Large Cap, Buffalo Small Cap and Buffalo USA Global Funds are permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction).  Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Funds currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

(2)
Each Fund will not invest more than 15% of its net assets in illiquid securities.  The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.  If the Fund’s illiquid assets are determined to exceed 15%, the Fund shall reduce its holdings of illiquid assets to bring them below 15% of net assets as soon as is practically possible.

(3)	Each Fund will not invest in any issuer for purposes of exercising control or management.

(4)	Each Fund will not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

(5)
Each of the Buffalo High Yield Buffalo Large Cap,   Buffalo Small Cap and Buffalo USA Global Funds will not change their respective investment policy of investing at least 80% of the Fund’s net assets according to the strategies described in the Funds’ prospectus without first providing shareholders with at least 60 days’ prior notice.

Portfolio Turnover
Portfolio Turnover.
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Funds expect to follow the same trends in portfolio turnover rates as the Predecessor Funds. The portfolio turnover rates for the Predecessor Funds as of the fiscal years ended March 31, 2007 and 2008 were as follows:

Name of Fund	Portfolio Turnover

	2008	2007
Buffalo Balanced	17%	28%
Buffalo High Yield	22%	9%
Buffalo Large Cap	32%	17%
Buffalo Small Cap	37%	15%
Buffalo USA Global	31%	13%

Fund Securities Transactions

The Funds’ portfolio managers make the decisions about buying and selling securities for the Buffalo Funds.  They select brokers and dealers to execute securities transactions, allocate portfolio brokerage and principal business and negotiate commissions and prices for securities.  In instances where securities are purchased on a commission basis, the Funds’ portfolio managers seek best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade. The Funds will pay brokerage commissions in accordance with the same practices as the Predecessor Funds. The Predecessor Funds paid the following brokerage commissions during the last three fiscal years:

Name of Fund	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008
Buffalo Balanced	$35,752	$63,236	$33,713
Buffalo High Yield	$97,850	$30,017	$28,061
Buffalo Large Cap	$69,066	$34,177	$57,727
Buffalo Small Cap	$2,199,297	$1,146,975	$2,810,263
Buffalo USA Global	$49,687	$41,084	$183,039

The level of brokerage commissions generated by a Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters.  The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, a portfolio manager’s interpretation of the market or economic environment, etc.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker dealers who will provide quality executions at competitive rates.  Broker dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund.  The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the NYSE or through other major securities exchanges.  When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere.  The Funds will not normally pay a higher commission rate to broker dealers providing benefits or services to it than it would pay to broker dealers who did not provide such benefits or services.  However, the Funds reserve the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund’s portfolio securities.  Allocation is reviewed regularly by both the Board of Trustees and portfolio managers.
Although the Funds may place portfolio orders with qualified broker dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds’ shares for their clients, the Funds do not consider the sale of Fund shares as a factor when selecting broker-dealers to effect portfolio transactions.

Research services furnished by broker dealers may be useful to the portfolio manager in serving other clients, as well as the respective Buffalo Funds.  Likewise, the Funds may benefit from research services obtained by the portfolio manager from the placement of their other clients’ portfolio brokerage.

When the Advisor , in its fiduciary capacity, believes it to be in the best interest of a Fund’s shareholders, a Fund may join with the Advisor’s other clients in acquiring or disposing of a security.  Securities acquired or proceeds obtained will be equitably distributed among the Fund and the Advisor’s  other clients participating in such a transaction.  In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The table below indicates the total amount of brokerage commissions paid by each Predecessor Fund for research services for the fiscal year ended March 31, 2007. The Funds will pay brokerage commissions for research services in accordance with the same practices as the Predecessor Funds.   Research services were not necessarily a factor in the placement of brokerage business.

Fund Name	2007
Buffalo Balanced	$4,206
Buffalo High Yield	$0
Buffalo Large Cap	$6,153
Buffalo Small Cap	$271,741
Buffalo USA Global	$14,666

The Buffalo Balanced Fund own securities of their regular broker-dealers.  As of the fiscal year ended March 31, 2007, the Fund owned the following dollar amounts of securities of it’s regular broker-dealer:

Buffalo Balanced	Amounts
Citigroup Inc.	$4,107,200

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES

The Advisor and/or the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”), out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to any service fees and other fees paid by the Fund to such brokers and other financial intermediaries.  These arrangements are sometimes referred to as “revenue sharing” arrangements.  Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses.  They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectus.

Such additional cash payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, and marketing support.  These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund and the dollar amount of shares sold.  The level of payments made to a qualifying financial intermediary in any given year will vary.  Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.  As of the date of this SAI, the maximum amount of additional compensation that the Advisor or Distributor is paying to any intermediary from its own assets is 0.40% of average daily net assets attributable to the financial intermediary.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund. Your financial intermediary may charge you additional fees and commissions. You should consult your dealer or financial intermediary for more details about any such payment it receives. As of the date of this SAI, the Advisor or Distributor may pay a more substantial amount of additional cash payments to the following firms in connection with the sale of Fund shares: Charles Schwab; Pershing LLC; Fidelity Brokerage Services, Inc.; Nationwide Investment Services Corp.; National Investor Services Corporation; and Invesmart Securities, LLC.

Although a financial intermediary that sells Fund shares may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities, the Advisor does not consider a financial intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

Purchasing and Selling Shares

Purchases.
Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.  The Funds cannot process transaction requests that are not completed properly.  If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee.  Shares of the Funds may be purchased directly from the Fund without these fees.  Each order accepted will be fully invested in whole and fractional shares of the Funds, unless the purchase of a certain number of whole shares is specified, at the net asset value (“NAV”) per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year.  This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.  A transcript of all activity in the account during the previous year will be furnished each January.  By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information.  Annual statements are available from the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”) at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book-entry form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate.  The Funds will not issue share certificates.

The Fund Complex reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

The Fund Complex reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Funds against losses resulting from the failure of investors to make payment.  If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation.  To recover any such loss, the Fund Complex reserves the right to redeem shares owned/held by any purchaser whose order is canceled.  A $25 return item charge, which will be paid from the redemption of additional shares, will also be incurred by the purchaser.  The purchaser may also be prohibited from, or restricted in, placing further orders.

Sales (Redemptions).
The Fund Complex will not be responsible for the consequences of delays that are out of its immediate control, including delays in the banking or Federal Reserve wire systems.  The Funds cannot process transaction requests that are not completed properly.

The Fund Complex may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of a Fund’s securities is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to “time the market” (see “Market Timers” below”) by purchasing and redeeming shares of a Fund on a regular basis; or (4) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

Redemption Fee - If shares of the Buffalo High Yield, Buffalo Micro Cap or Buffalo Small Cap Funds are sold or exchanged within 180 days of their purchase, or if shares of the Buffalo Balanced, Buffalo International, Buffalo Jayhawk China, Buffalo Large Cap, Buffalo Mid Cap, Buffalo Science & Technology or Buffalo USA Global Funds are sold or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed.  The Fund will employ the “first in, first out” method to calculate the 60-day or 180-day holding period.

The redemption fee does not apply to:

(1) shares purchased through reinvested distributions (dividends and capital gains);

(2) shares held through 401(k) or other employer-sponsored retirement plans (the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts);

(3) shares sold or exchanged under systematic redemptions or exchanges;

(4) shares sold following the death or disability of a shareholder (the disability, determination of disability and subsequent sale must have occurred during the period the fee applied);

(5) shares sold in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts; and

(6) shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer.

With respect to shares sold or exchanged following the death or disability of a shareholder or mandatory retirement plan distributions, you must inform the Fund or your intermediary that the fee does not apply.  You may be required to show evidence that you qualify for the exception.

The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Fund shareholders are subject to this 2.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment advisor.  Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than 60 or 180 days, as applicable, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  These may include, but are not limited to, 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other one-person plans).  In addition, because the Funds are required to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

The Funds reserve the right to waive the redemption fee because of a bona fide and unanticipated financial emergency or other similar situation where such waiver is consistent with the best interests of the Funds and to the extent permitted or required by applicable law.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind.  If shares are redeemed in kind, the redeeming shareholder will incur expenses converting the securities into cash and would bear any market risk until such securities are converted into cash.

Market Timers.
The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies are summarized below and are implemented in part, through the Funds’ redemption fee which is described in the Prospectus.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio and increased brokerage and administrative costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Funds do not allow market timers.  A Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer.  You will be considered a market timer if you: (i) have requested a redemption or exchange of Fund shares within 90 days of an earlier purchase or exchange request; (ii) make investments of large amounts followed by a redemption or exchange request shortly after the purchase; or (iii) otherwise seem to follow a timing pattern.  Shares under common ownership or control are combined for these purposes.

Anti-Money Laundering Program.
The Funds are required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

Net Asset Value.
The NAV and offering price of shares of the Funds will be determined once daily as of the close of public trading on the NYSE (4:00 p.m. Eastern time) on each day that the NYSE is open for trading.  The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect a Fund’s NAV, days during which a Fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading.  The Funds do not compute their NAV on days when the NYSE is closed or on the following customary holidays:

New Year’s Day	January 1
Martin Luther King Jr. Day	Third Monday in January
Presidents’ Day	Third Monday in February
Good Friday	Friday before Easter
Memorial Day	Last Monday in May
Independence Day	July 4
Labor Day	First Monday in September
Thanksgiving Day	Fourth Thursday in November
Christmas Day	December 25

In valuing the Funds’ assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange (including ADRs) are valued at the last sale price on the business day as of which such value is being determined.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.  Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price.

If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Funds shall determine in good faith to reflect the security’s fair value.  Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determined that amortized cost does not represent fair value.  Cash and receivables will be valued at their face amounts.  Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date.  All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The Funds have adopted fair valuation procedures for use in appropriate circumstances.  If no price, or in KCM’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security shall be fair valued.  The Board of Trustees has delegated to KCM the authority to provide fair value determinations in any situation that would impact a Fund’s NAV by less than a penny per share.  If the proposed valuations would impact a Fund’s NAV by more than a penny per share, then the Valuation Committee of the Board of Trustees will meet to determine an appropriate price.  In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale.

Calculation of NAV
The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of March 31, 2008 is as follows:

Buffalo Balanced Fund

$166,660,877	=	$11.38
14,644,610

Buffalo High Yield Fund

$151,175,763	=	$10.40
14,532,197

Buffalo Large Cap Fund

$41,513,105	=	$19.68
2,109,003

Buffalo Small Cap Fund

$1,602,314,780	=	$20.48
78,256,590

Buffalo USA Global Fund

$109,791,992	=	$20.85
5,266,095

Additional Purchase and Redemption Policies.
The Funds reserve the right to:

(1)	waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders who invest through any of the Funds’ special investment programs;

(2)
cancel or change the telephone investment service, the telephone exchange service, Internet service, the automatic monthly investment plan, systematic redemption plan or monthly exchange privilege without prior notice when doing so is in the best interest of a Fund and its shareholders;

(3)	begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days’ written notice to you;

(4)	begin charging a fee for the telephone service and to cancel or change the service upon 60 days’ written notice to you;

(5)	begin charging a fee for the systematic redemption plan upon 30 days’ written notice to you;

(6)
waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.  The Funds may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and

(7)
require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if a Fund has other reasons to believe that this requirement would be in the best interest of its shareholders.

Management of the Funds

Trustees and Officers.
The Trust is governed by the Board of Trustees, who is responsible for protecting the interests of Fund shareholders under the laws of Delaware.  The Trustees are experienced business persons, who meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and to review performance.  The officers of the Trust are responsible for supervising the Funds’ business operations, but the Funds are managed by the Advisor subject to the supervision and control of the Board of Trustees.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES
Joseph C. Neuberger[1] (46) 615 E. Michigan Street, Milwaukee, WI 53202	Trustee	Indefinite term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994 - present)	ten	Trustee, USA MUTUALS (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with nineteen portfolios)
	Chairman	One year term and served since May 2003.
Grant P. Sarris[1] (41) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since ____ 2008.
Portfolio Manager, Kornitzer Capital Management, Inc. 2003-present; Senior Vice President, Waddell and Reed Investment Management 2002-2003 and Portfolio Manager, Waddell and Reed Investment Management 1997-2003.
				ten	None
NON-INTERESTED TRUSTEES
Thomas S. Case (66) 515 Piney Creek Road Reno, NV 89511	Trustee	Indefinite term and served since inception.	Retired	ten	None
Gene M. Betts (54) Embarq Corp. 5454 W. 110th Street Overland Park, KS 66211	Trustee	Indefinite term and served since February 2001.	Chief Financial Officer, Embarq Corp. (telecommunications company) August 2005-present; Senior Vice President and Treasurer, Sprint Corp. (telecommunications company) 1990-2005.	ten	Director, Garmin Ltd (a global positioning equipment company)

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
J. Gary Gradinger (64) Golden Star Inc. 400 East 10th Avenue North Kansas City, MO 64116	Trustee	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products)	ten	Director, MGP Ingredients, Inc.
Philip J. Kennedy (61) Department of Business Administration Penn State Shenango 147 Shenango Avenue Sharon, PA 16146	Trustee	Indefinite term and served since May 1995.	Internship Coordinator and Instructor in the Department of Business Administration, Penn State Shenango, 2001- present.	ten	Director, Great Plains Trust Company (a Kansas Chartered trust company)
OFFICERS
Kent W. Gasaway (47) 5420 West 61st Place Shawnee Mission, KS 66205	President and Treasurer	One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 1991-present.	N/A	N/A
Rachel A. Spearo (28) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since February 2006.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since September 2004.	N/A	N/A
Barry Koster (47) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since October 2004
Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company); Senior Manager from 2001-2002, Mock & Dakan P.C.; Senior Manager from 1990-2001, KPMG LLP.

				N/A	N/A

(1) Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the 1940 Act.  Messrs. Neuberger and Sarris are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively.  U.S. Bancorp Fund Services, LLC is the Funds’ Registered Transfer Agent and an affiliate of the Funds’ underwriter.  Kornitzer Capital Management, Inc. is the Funds’ Advisor.

As of December 31, 2008, the Trustees had the following interests in the Buffalo Funds’ securities:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
INTERESTED TRUSTEES
Joseph C. Neuberger	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None None None None None None None None None None	None
Kent W. Gasaway [1]	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap Mid Cap: Science & Tech: Small Cap: USA Global:	Above $100,000 Above $100,000 $10,001-$50,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000 Above $100,000	Above $100,000
Grant P. Sarris [1]	N/A		N/A
NON-INTERESTED TRUSTEES
Thomas S. Case	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap Mid Cap: Science & Tech: Small Cap: USA Global:	$1-$10,000 $1-$10,000 None $10,001-$50,000 $1-$10,000 None None None None $1-$10,000	$10,001-$50,000
Gene M. Betts	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None $10,001-$50,000 None None None None None None None None	Above $100,000

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
J. Gary Gradinger	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	None None None None None None None None None None	Above $100,000
Philip J. Kennedy	Balanced: High Yield: International: Jayhawk China: Large Cap: Micro Cap: Mid Cap: Science & Tech: Small Cap: USA Global:	Above $100,000 $1-$10,000 None $1-$10,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $1-$10,000	Above $100,000
(1) Mr. Gasaway's resignation from the Board of Trustees, is pending Shareholder approval of Mr. Sarris as a Trustee, but continues to serve as President of the Trust.  Mr. Sarris did not serve on the Board of Trustees during the year ended December 31, 2007.

Committees of the Board.

Audit Committee.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to each Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent registered public accounting firm.  The Audit Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Trust’s Non-Interested Trustees.  The specific functions of the Audit Committee include recommending the engagement or retention of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and results of the auditing engagement, approving professional services provided by the independent registered public accounting firm prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent registered public accounting firm, reviewing the scope and results of the Trust’s procedures for internal auditing, and reviewing the Trust’s system of internal accounting controls.  The Audit Committee met once during the Trust’s last fiscal year.

Nominating Committee.

The Trust also has a Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review and approve Trustee compensation; and (iii) make recommendations to the full Board of Trustees for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board of Trustees.  The Nominating Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Trust’s Non-Interested Trustees.

According to the Nominating Committee Charter approved by the Board of Trustees, the Nominating Committee will consider and review shareholder recommendations for nominations to fill vacancies on the Board of Trustees if such recommendations are properly submitted to the Committee or the Trust.  In order to recommend a nominee, a “qualifying shareholder” (as defined below) should provide a written notice to the Nominating Committee containing the following information: (a) the name and address of the qualifying shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the Funds which are owned of record and beneficially by such qualifying shareholder and the length of time that such shares have been so owned by the qualifying shareholder; (c) a description of all arrangements and understandings between such qualifying shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such qualifying shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Trustees; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed.  The notice should be sent to the chairperson of the Nominating Committee, Mr. J. Gary Gradinger, care of the Secretary of the Trust at 615 East Michigan Street, Milwaukee, WI 53202, and the envelope containing the notice should indicate “Nominating Committee.”

A “qualifying shareholder” who is eligible to recommend a nominee to the Nominating Committee is: (i) a shareholder that beneficially owns more than 5% of a fund’s outstanding shares for at least 12 months prior to submitting the recommendation to the Nominating Committee; or (ii) a group of shareholders that beneficially own, in the aggregate, more than 5% of a Fund’s shares for at least 12 months prior to submitting the recommendation to the Nominating Committee; and (iii) provides a written notice to the Nominating Committee containing the information above.

It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long-term commitment to the Funds and their other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and all of their shareholders.

In the event the Nominating Committee receives a recommendation from a qualifying shareholder: (i) during a time when no vacancy exists or is expected to exist in the near term; or (ii) within 60 days of the date of the meeting of the Board of Trustees at which the Board of Trustees acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and in each case the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

Valuation Committee.

The Board of Trustees has a Valuation Committee that is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board of Trustees.  The Valuation Committee meets as necessary when a market quotation for a Fund’s portfolio security is not readily available.  Currently, Mr. Gasaway, Mr. Neuberger and Mr. Eric McCormick, an assistant officer of the Funds, are members of the Valuation Committee.

Compensation.
The Funds do not directly compensate any Trustee or Trust officer for their normal duties and services.  Mr. Sarris and Mr. Neuberger, who are interested Trustees due to their employment with the Advisor and USBFS, respectively, are compensated by those organizations and not by the Funds.  USBFS pays the trustee fees from its share of the management fee that it receives from KCM.  USBFS is an affiliate of the Funds’ underwriter.

Each Non-Interested Trustee receives an annual retainer of $12,000 for each fiscal year (April 1 to March 31), plus $200 per Fund for each meeting of the Board of Trustees attended in-person and $100 per Fund for telephone attendance.  The Board of Trustees generally meets four times each year.  The following table shows the amount of fees paid, in part,  by the Predecessor  Funds (via USBFS) to each Non-Interested Trustee for the fiscal year ended March 31, 2008.  The Funds will continue to compensate the Non-Interested Trustees in accordance with the practices of the Predecessor Funds.

Name of Person, Position	Fees Paid on Behalf of Buffalo Funds Complex (1)
Thomas S. Case, Trustee	$19,800
Gene M. Betts, Trustee	$19,800
J. Gary Gradinger, Trustee	$19,800
Philip J. Kennedy, Trustee	$19,800
(1) These figures represent the annual aggregate compensation by the Fund Complex for the fiscal year ended March 31, 2008 and reflect fee paid, in part, by the Predecessor Funds.  The Successor Funds were not in operation at the time.

Reimbursements to Trustees for out-of-pocket expenses are accrued and paid for by the Predecessor Funds.  As of March 31, 2008, the Predecessor Funds had paid the following expenses for such reimbursements:

Fund Name	Expenses for Reimbursements
Buffalo Balanced	$738
Buffalo High Yield	$738
Buffalo Large Cap	$738
Buffalo Small Cap	$738
Buffalo USA Global	$738

Portfolio Holdings Disclosure Policies and Procedures
The Funds will disclose a complete list of their portfolio holdings four times in each fiscal year, as of the end of each quarter.  The lists appear in the Funds’ first quarter, semi-annual, third quarter and annual reports to shareholders.  The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters), and the semi-annual and annual reports to shareholders are mailed to all shareholders of record.  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s web site at www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC telephone number).

The Board of Trustees has approved ongoing arrangements with service providers, whereby portfolio holdings information is made available to such service providers.  These service providers are USBFS, the Funds’ administrator, accountant and transfer agent, U.S. Bank, NA, the Funds’ custodian, Ernst & Young, LLP, the independent registered public accounting firm, and Godfrey & Kahn, S.C., outside legal counsel.  The Funds may also disclose holdings information to financial printers or proxy voting services.  These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  The Funds may also disclose such information to state and federal regulators and government agencies, or as otherwise required by law or judicial process.  No party receives compensation for disclosing holdings information and any disclosure must be authorized under the disclosure policy adopted by the Board of Trustees.

Additionally, the Funds may provide information regarding their portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the recipient makes a specific request to the Fund for the information and the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved.  Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Funds may only receive portfolio holdings information that has otherwise been publicly disclosed.  Non-public portfolio holdings information will not be disclosed to members of the media under any circumstance.

Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ Chief Compliance Officer and must be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting.  The Board of Trustees is also responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination, and reviews the operation and effectiveness of the Funds’ portfolio disclosure policy on an annual basis.

Investment Advisors and Manager.
Kornitzer Capital Management, Inc. serves as the Funds’ investment advisor and manager.  KCM is a federally registered investment advisory firm that was founded in 1989.  At April 30, 2008, KCM managed approximately $4.7 billion in assets for mutual funds, corporations, pensions and individuals.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business.  John C. Kornitzer is the majority stockholder of the firm and serves as the firm’s President and Chairman of KCM’s Board of Directors.  Kent W. Gasaway, Robert Male, and John C. Kornitzer each own 5% or more of the firm.  Mr. Sarris is affiliated with the Funds through his membership on the Board of Trustees.  Mr. Gasaway is affiliated with the Funds through his service as President of the Trust.

KCM serves as investment advisor and manager of each Fund pursuant to a Management Agreement that requires KCM to provide or pay the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee.  KCM provides business management and advisory services, and contracts with others to provide other needed services for the Funds.  In this respect, KCM has entered into a Master Services Agreement with USBFS in Milwaukee Wisconsin, pursuant to which USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers.  Some of the other Fund service providers are affiliates of USBFS.

As compensation for its services, each Fund  pays KCM a fee at the annual rate of one percent (1.00%) of each Fund’s average daily net assets.  The.  KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds.  Both KCM’s and USBFS’s fees are computed daily and the Funds pay KCM’s fees monthly.

For the past three fiscal years, the following management fees were paid to KCM by the Predecessor Funds:

Name of Fund	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008
Buffalo Balanced	$1,473,154	$1,630,886	$1,797,374
Buffalo High Yield	$2,529,370	$1,874,890	$1,780,450
Buffalo Large Cap	$573,479	$515,694	$556,565
Buffalo Small Cap	$19,205,133	$19,830,488	$21,121,264
Buffalo USA Global	$759,051	$687,879	$1,098,799

Principal Underwriter.
The Distributor, Quasar Distributors, LLC, a Delaware limited liability company located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202, is the principal underwriter for the shares of the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  The Distributor is an affiliate of USBFS.

Code of Ethics.
The Funds, the Advisor, and the Distributor have each adopted a code of ethics, as required by federal securities laws.  Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a Fund, subject to certain general restrictions and procedures.  These codes of ethics are on file with the SEC.

Custodian.
U.S. Bank, National Association (the “Custodian”), an affiliate of USBFS located at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm.
The Funds’ financial statements are audited by an independent registered public accounting firm.  Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105, serves as the Funds’ independent registered public accounting firm.

Administrator.
KCM has retained USBFS, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Funds.  Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund’s general ledger; the preparation of each Fund’s financial statements; the determination of the net asset value of each Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

Transfer Agent.
KCM has retained USBFS, P.O. Box 701, Milwaukee, WI 53201-0701, to serve as the Transfer Agent for the Funds.  The Transfer Agent performs shareholder service functions such as: maintaining the records of each shareholder’s account; answering shareholders’ inquiries concerning their accounts; processing purchase and redemptions of each Fund’s shares; acting as dividend and distribution disbursing agent; and performing other accounting and shareholder service functions.

Certain Trustees and officers of the Trust are also officers or Directors of KCM or USBFS as noted in the section entitled “Management of Funds” above.

Portfolio Managers of the Funds

The Buffalo Funds are managed by a team of fourteen portfolio managers supported by an experienced investment analysis and research staff.  The portfolio managers are responsible for the day-to-day management of their respective Funds as indicated below.

John Kornitzer, Portfolio Manager.  Mr. Kornitzer is the president and chief investment officer of KCM, and has over 38 years of investment experience.  He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989.  Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania.  Mr. Kornitzer is the lead portfolio manager of the Buffalo Balanced Fund.

Kent Gasaway, CFA, Portfolio Manager.  Mr. Gasaway joined KCM in 1991 and has more than 25 years of research and management experience.  Previously, Mr. Gasaway spent 10 years as an investment professional with Waddell & Reed Mutual Funds Group in Overland Park, Kansas.  He holds a B.S. in Business Administration from Kansas State University.  Mr. Gasaway serves as co-portfolio manager of the Buffalo High Yield, Buffalo Small Cap and Buffalo USA Global Funds.

Robert Male, CFA, Portfolio Manager.  Mr. Male joined KCM in 1997 and has more than 20 years of investment research experience.  Prior to joining KCM, he was a senior equity securities analyst with the USAA Investment Management Company mutual fund group.  He holds a B.S. in Business Administration from the University of Kansas and an M.B.A. from Southern Methodist University.  Mr. Male serves as co-portfolio manager of the Buffalo Large Cap and Buffalo Small Cap Funds.

Grant P. Sarris, CFA, Portfolio Manager.  Mr. Sarris joined KCM in 2003 and has more than 16 years of investment research experience.  He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota.  Prior to joining KCM, he was with Waddell & Reed Mutual Funds Group for 12 years.  He served as both a Senior Vice President and as a portfolio manager from 2002-2003 and portfolio manager from 1997-2002.  Mr. Sarris serves as co-portfolio manager of the Buffalo Large Cap and Buffalo Small Cap Funds.

Elizabeth Jones, MD, CFA, Portfolio Manager and Research Analyst.  Ms. Jones joined KCM in 2003. She was previously a research analyst with Bank of America Capital Management from 2002-2003.  She pursued her M.B.A. from Arizona State University from 2000-2002.  She was a practicing M.D. for over 8 years from 1992-2001.  Ms. Jones received a B.S. from Georgetown University, an M.D. from Vanderbilt University, and an M.B.A. from Arizona State University.  Ms. Jones serves as co-portfolio manager of the Buffalo Large Cap.  She has more than 5 years of investment experience and 12 years of healthcare industry experience.

Dave Carlsen, CFA, Portfolio Manager and Research Analyst.  Mr. Carlsen joined KCM in 2004.  Mr. Carlsen was formerly a senior equity research analyst for technology at Strong Capital Management, Inc. in Milwaukee, Wisconsin from 2000-2004, and also worked for Northern Capital Management Inc. in Madison, Wisconsin from 1992-2000.  Mr. Carlsen holds a Bachelor’s degree in Business Administration from the University of Wisconsin, with a major in Finance, Investments and Banking.  Mr. Carlsen serves as co-portfolio manager of the Buffalo USA Global Funds and has over 16 years of investment experience.

Clay Brethour, CFA, Portfolio Manager and Research Analyst.  Mr. Brethour joined KCM in 2000.  He previously was an equity research analyst with Security Management Group in Topeka, Kansas from February 2000- November 2000 and a research analyst with Dain Rauscher Wessels from 1992-2000.  Mr. Brethour holds a B.S. in Business-Finance from Kansas State University.  Mr. Brethour serves as co-portfolio manager of the Buffalo USA Global Funds and has over 16 years of investment experience.

Jeffrey Sitzmann, CFA, Portfolio Manager and Research Analyst.  Mr. Sitzmann joined KCM in 2002 and has more than 21 years of research and management experience.  Previously, Mr. Sitzmann worked as a Senior Investment Analyst at Banc One Investment Advisors from 1997-2002, Anthem, Inc. from 1992-1997 and Duff & Phelps, Inc from 1987-1992.  Mr. Sitzmann holds a B.B.A. from the University of Toledo and a M.B.A. from the University of Chicago.  Mr. Sitzmann serves as a co-portfolio manager of the Buffalo High Yield Fund.

Paul Dlugosch, CFA, Portfolio Manager and Research Analyst.  Mr. Dlugosch joined KCM in 2002 and has more than 9 years of research and management experience.  Previously, Mr. Dlugosch worked at Antares Capital Corporation from 1999-2002 and LaSalle National Bank in Chicago, Illinois from 1997-1999.  He holds a B.S. in Business Administration from the University of Iowa.  Mr. Dlugosch serves as co-portfolio manager of the Buffalo High Yield Fund.

Alexander Hancock, CFA, Portfolio Manager and Research Analyst.  Mr. Hancock joined KCM in 2002 and has more than 9 years of research and management experience.  Previously, Mr. Hancock was a private equity analyst at ClearLight Partners, LLC from 2000-2002 and as an analyst in the investment banking division of Salomon Smith Barney from 1998-2000.  He holds a B.S. in Economics from Dartmouth College.  Mr. Hancock serves as co-portfolio manager of the Buffalo High Yield Fund.

Other Accounts Managed by Portfolio Managers as of March 31, 2008:

Buffalo Balanced Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
John Kornitzer	0	N/A	5	$289.8 million	1,530	$1.0 billion

Buffalo High Yield Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent Gasaway	4	$2.1 billion	6	$141.5 million	260	$438 million
Paul Dlugosch	0	N/A	0	N/A	0	N/A
Alexander Hancock	0	N/A	0	N/A	0	N/A
Jeffrey Sitzmann	0	N/A	0	N/A	0	N/A

Buffalo Small Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent Gasaway	4	$664.3 million	6	$141.5 million	260	$438 million
Robert Male	3	$448.3 million	5	$107.6 million	100	$278.2 million
Grant Sarris	3	$448.3 million	5	$107.6 million	100	$278.2 million

Buffalo Large Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Elizabeth Jones	1	$146.1 million	3	$41.5 million	0	N/A
Robert Male	3	$2.9 billion	5	$107.6 million	100	$278.2 million
Grant Sarris	3	$2.9 billion	5	$107.6 million	100	$278.2 million

Buffalo USA Global Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent Gasaway	4	$2.1 billion	6	$141.5 million	260	$438 million
Clay Brethour	1	$146.1 million	4	$76.9 million	0	N/A
Dave Carlson	1	$146.1 million	4	$76.9 million	0	N/A

Ownership of Securities in the Funds by Portfolio Managers as of March 31, 2008:

Buffalo Balanced Fund
Portfolio Manager	Dollar Range in Portfolio
John Kornitzer	Over $1,000,000

Buffalo High Yield Fund
Portfolio Manager	Dollar Range in Portfolio
Kent Gasaway	$100,001 - $500,000
Paul Dlugosch	$10,001 - $50,000
Alexander Hancock	$10,001 - $50,000
Jeffrey Sitzmann	$10,001 - $50,000

Buffalo Small Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Kent Gasaway	$100,001 - $500,000
Robert Male	$100,001 - $500,000
Grant Sarris	$100,001 - $500,000

Buffalo Large Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Elizabeth Jones	$10,001 - $50,000
Robert Male	$10,001 - $50,000
Grant Sarris	$100,001 - $500,000

Buffalo USA Global Fund
Portfolio Manager	Dollar Range in Portfolio
Clay Brethour	$50,001 - $100,000
Dave Carlsen	$10,001 - $50,000
Kent Gasaway	$100,001 - $500,000

Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple accounts gives rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees, as a Portfolio Manager must allocate his or her time and investment ideas across multiple accounts, including the Funds.  A Portfolio Manager may execute transactions for a Fund or account that may adversely impact the value of securities held by another Fund or account.  Securities selected for one account may outperform the securities selected for another account.

As a registered investment adviser, the Advisor  and the Portfolio Managers have a fiduciary duty to place the interests of clients first, before their own interests.  Therefore, conflicts of interest inherent in the management of multiple accounts must be addressed.  When a Portfolio Manager determines, based on the client’s investment objectives and restrictions, that an investment is appropriate or suitable for more than one Fund or account, the following considerations apply.

Advisor--Purchases are allocated, absent unusual circumstances, fairly based on the client’s optimal allocation for the security, considering the client’s investment objectives and restrictions as well as KCM’s current market outlook. Determination of a client’s optimal allocation is made considering the client’s investment objectives, as well as any client’s relevant investment restrictions.  If an entire order is not filled, the final allocation will be made pro rata among the participating clients, based on the original allocation to such clients, absent unusual circumstances. Investment opportunities in limited amounts are not allocated to the Advisor’s proprietary accounts, employees or affiliated persons.

The Portfolio Managers’ management of their personal accounts may give rise to potential conflicts of interest.  The Funds and  the Advisor  have each adopted a code of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

Compensation of Portfolio Managers

Portfolio Manager compensation primarily consists of a modest fixed base salary and a larger bonus tied to short- and long-term performance, as well as other factors described herein.  Each Portfolio Manager’s base salary is determined annually based on individual performance, seniority and contributions to the firm.  Bonuses are determined annually based on individual performance and contributions to the firm, performance of funds and accounts managed and success of the firm overall.

Control Persons and Principal Holders of the Funds

Control persons are persons deemed to control a Fund because they own beneficially over 25% of the Fund’s outstanding equity securities.  As a result, control persons could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund.  Principal holders are persons that own beneficially 5% or more of a Fund’s outstanding equity securities.  As of June 3, 2008, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Name and Address	Fund	No. Shares	Percentage

Charles Schwab & Co. Inc.	Buffalo Balanced Fund, Inc.		26.66%
101 Montgomery St.
San Francisco, CA 94104

National Financial Services Corp	Buffalo Balanced Fund, Inc.		23.43%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Great Plains Trust Company*	Buffalo Balanced Fund, Inc.		10.18%
House Account –Reinvest
7700 Shawnee Mission Parkway, Suite 101
Overland Park, KS 66202-3057

UMBSC & Co.	Buffalo Balanced Fund, Inc.		2.90%
A/C 110290
P.O. Box 419260
Kansas City, MO 64141

Charles Schwab & Co. Inc.	Buffalo High Yield Fund, Inc.		24.21%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	Buffalo High Yield Fund, Inc.		10.69%
For Benefit of NFS FMTC SEP IRA
FOB Bennie B Batson
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Name and Address	Fund	No. Shares	Percentage

Great Plains Trust Company	Buffalo High Yield Funds, Inc.	13.55%
7700 Shawnee Mission Pkwy, Suite 101
Overland Park, KS 66202

UMBSC & Co.	Buffalo High Yield Funds, Inc.	20.74%
A/C 110290
P.O. Box 419260
Kansas City, MO 64141

Ameritrade, Inc.	Buffalo High Yield Fund, Inc.	6.56%
P.O. Box 2226
Omaha, NE 68103

Charles Schwab & Co. Inc.	Buffalo Large Cap Fund, Inc.	15.01%
101 Montgomery Street
San Francisco, CA 94104-4122

Great Plains Trust Company	Buffalo Large Cap Fund, Inc.	18.13%
7700 Shawnee Mission Pkwy, Suite 101
Overland Park, KS 66202

UMBSC & Co.	Buffalo Large Cap Fund, Inc.	10.79%
A/C 110290
P.O. Box 419260
Kansas City, MO 64141

Charles Schwab & Co. Inc.	Buffalo Small Cap Fund, Inc.	31.67%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.	Buffalo Small Cap Fund, Inc.	12.73%
One World Financial Center
200 Liberty Street
MF Dept 5th Floor
New York, NY 10281-1003

Charles Schwab & Co. Inc.	Buffalo USA Global Fund, Inc.	56.37%
101 Montgomery Street
San Francisco, CA 94104-4122

Great Plains Trust Company*	Buffalo USA Global Fund, Inc.	8.35%
7700 Shawnee Mission Parkway, Suite 101
Overland Park, KS 66202-3057

UMBSC & Co.	Buffalo USA Global Fund, Inc.	6.06%
A/C 110290
P.O. Box 419260
Kansas City, MO 64141

* Mr. Kornitzer, President and Chairman of the Advisor, beneficially owns a controlling interest in Great Plains Trust Company, and therefore is considered a principal shareholder in several of the Funds.

Management Ownership of the Funds

As of June 3, 2008, officers and Directors owned 29,663.320 shares of common stock of the Buffalo Balanced Fund (0.19%), 21,723.719 shares of common stock of the Buffalo High Yield Fund (0.16%), 7,087.967 shares of common stock of the Buffalo Large Cap Fund (0.36%), 18,933.459 shares of common stock of the Buffalo Small Cap Fund (0.03%) and 13,987.657 shares of common stock of the Buffalo USA Global Fund (0.27%).

In addition, as of December 31, 2008, neither the Trustees who are not “interested” persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or any affiliate of the Advisor or the Distributor.  Accordingly, as of December 31, 2008, neither the Trustees who are not “interested” persons of the Trust, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  In addition, as of December 31, 2008, neither the Trustees who are not “interested” persons of the Trust nor members of their immediate family have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or their affiliates were parties.

Distributions and Taxes

Distributions of Net Investment Income.  The Funds receive income generally in the form of dividends, interest and net short-term capital gains and net gains from foreign currency transactions, if any, on their investments in portfolio securities.  This income, less expenses incurred in the operation of a Fund, constitutes its “net investment company taxable income,” from which distributions may be paid to you.  If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains.  A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities.  Each Fund (other than the Buffalo USA Global Fund) is permitted to invest in foreign securities as described in this SAI.  Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Pass-through of foreign tax credits.  If more than 50% of a Fund’s total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, a Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  Your use of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

PFIC securities.  The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions.  The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.  Each Fund has elected, or intends to elect, to be treated as a RIC under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a RIC, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as qualified dividend income to the extent of such Fund’s earnings and profits.

In order to qualify as a RIC for federal income tax purposes, each Fund must meet certain specific requirements, including:

(i)      A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii)     A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)    A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements.  As a RIC, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions.  To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat  them as received in December) but can give no assurances that its distributions  will be sufficient to eliminate all taxes.

Post-October losses.  Because the periods for measuring a RIC’s income are different for excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions.  For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year.  Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of March 31 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., April 1).

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

U.S. Government Securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Either none or only a nominal portion of the dividends paid by the Buffalo High Yield Fund will be qualified dividend income because such Fund invests primarily in debt instruments.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by the Buffalo High Yield Fund, Buffalo International Fund and Buffalo Jayhawk China Fund will be qualified dividend income because such Funds invest primarily in debt instruments and foreign securities, respectively.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities.  The Funds may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax.  These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund.

Backup Withholding.  By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
•               provide your correct social security or taxpayer identification number,
•               certify that this number is correct,
•               certify that you are not subject to backup withholding, and
•               certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.   Non-U.S. investors (shareholders who, as to the U.S., are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, capital gain dividends designated by a Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

Interest-related dividends.  Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a U.S. nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors; sunset rule.  It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income.  Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the U.S. if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

U.S tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Financial Statements

The audited financial statements of each of the Predecessor Buffalo Funds, which are contained in the March 31, 2007 Annual Report to Shareholders  and the unaudited financial statements of each of the Predecessor Buffalo Funds, which are contained in theSeptember 30, 2007 Semi-Annual Report to Shareholders, are incorporated herein by reference.  Because the Successor Funds had not yet commenced operations as of September 30, 2007, audited financial statements are not available for those Funds.  Audited reports to shareholders will be published at least annually and unaudited reports to shareholders will be published at least semi-annually.

Proxy Voting Policies and Procedures

The Trust delegates all proxy voting decisions regarding the Funds’ securities to KCM.  As a result, the Advisor’s proxy voting policies and procedures govern how the Funds’ proxies are voted.

KCM’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment advisory contract.  KCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Advisor’s Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, the Advisor’s utmost concern is that all decisions be made solely in the best interest of the Funds.  KCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

A proxy voting committee makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by KCM are voted in a timely manner and in a manner consistent with KCM’s determination of the Funds’ best interests.

Where a proxy proposal raises a material conflict between KCM’s interests and the Funds’ interest, the Advisor will resolve such a conflict in the manner described below:

•
Vote in Accordance with the Guidelines.  To the extent that KCM  has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

•
Obtain Consent of Trustees.  To the extent that KCM  has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the Board of Trustees and obtain the Trustees’ consent to the proposed vote prior to voting the securities.  The disclosure to the Board of Trustees will include sufficient detail regarding the matter to be voted on and the nature of KCM’s  conflict that the Board of Trustees would be able to make an informed decision regarding the vote.  If the Board of Trustees does not respond to such a conflict disclosure request or denies the request, KCM will abstain from voting the securities held by that account.

KCM  will generally vote against any management proposal that is not deemed to be in the shareholders’ best interests.  Proposals in this category would include issues regarding the issuer’s board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders, such as election of auditors, date and place of annual meeting and reasonable employee stock purchase plans.  Some proxy decisions may be made on a case-by-case basis.

A description of the Funds’/Advisors’ proxy voting procedures is available without charge upon request, by calling 1-800-492-8332 and on the SEC’s website at http://www.sec.gov.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by (1) calling the Funds at 1-800-492-8332 or (2) on the SEC website at http://www.sec.gov.

Appendix-Ratings Information.

Bond Ratings.
S&P	MOODY’S	DESCRIPTIONS
AAA	Aaa	These are the highest ratings assigned by S&P and Moody’s to a debt obligation. They indicate an extremely strong capacity to pay interest and repay principal.
AA	Aa	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from AAA/Aaa issues only in a small degree.
A	A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Baa
Debt rated BBB/Baa is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.  Debt rated below BBB/Baa is regarded as having significant speculative characteristics.

BB	Ba
Debt rated BB/Ba has less near-term vulnerability to default than other speculative issues.  But it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB-/Baa3 rating.

B	B
Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB/Ba or BB-/Ba3 rating.

CCC	Caa
Debt rated CCC/Caa has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC/Caa rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-/B3 rating.

CC	Ca	The rating CC/Ca typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC/Caa rating.
C	C
The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC/Caa3 debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	N/A	The rating CI is reserved for income bonds on which no interest is being paid.
D	N/A
Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories.  Fitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s.  With regard to S&P’s ratings, bonds rated BB, B, CCC and CC are usually considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings.
S&P	MOODY’S	DESCRIPTION
A-1	Prime-1 (P-1)	This rating indicates that the degree of safety regarding timely payments is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.  Earnings trends and coverage ratios, while sound will be more subject to variation.  Capitalization characteristic while still appropriated, may be more affected by external conditions.  Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.
B	N/A	Issues rated “B” are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.
C	N/A	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	N/A	This rating indicates that the issuer is either in default or is expected to be in default upon maturity.
Moody’s commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months.  Moody’s only rating, prime, means that it believes that the commercial paper note will be redeemed as agreed.  The criteria used by Moody’s for rating a commercial paper issuer under this graded system include, but are not limited to the following factors: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  S&P’s commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days.